UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 320 S. Canal Street Chicago, IL 60606

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1. Report to Shareholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

WASATCHGLOBAL.COM MARCH 31, 2022 2022 Semi-Annual Report Fund Name Investor Class Institutional Class Wasatch Core Growth Fund WGROX WIGRX Wasatch Emerging India Fund WAINX WIINX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Frontier Emerging Small Countries Fund WAFMX WIFMX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Global Select Fund WAGSX WGGSX Wasatch Global Value Fund FMIEX WILCX Wasatch Greater China Fund WAGCX WGGCX Wasatch International Growth Fund WAIGX WIIGX Fund Name Investor Class Institutional Class Wasatch International Opportunities Fund WAIOX WIIOX Wasatch International Select Fund WAISX WGISX Wasatch Long/Short Alpha Fund WALSX WGLSX Wasatch Micro Cap Fund WMICX WGICX Wasatch Micro Cap Value Fund WAMVX WGMVX Wasatch Small Cap Growth Fund WAAEX WIAEX Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Ultra Growth Fund WAMCX WGMCX Wasatch-Hoisington U.S. Treasury Fund WHOSX

Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders—“Button-Mashing” in Video Games . . . and Investing

JB Taylor CEO and Portfolio Manager, Wasatch Global Investors

DEAR FELLOW SHAREHOLDERS:

In a frantic effort to compete against my teenage son in NBA 2K, I often resort to repeated random strikes on the video-game controller. Although I may score a sporadic victory, this is no way to win consistently.

For those of you not familiar with video games, NBA 2K is one of the most popular sports titles on the market. This hyper-realistic basketball game is also my son’s favorite. While I’m a huge basketball fan, I’ve never been an avid video gamer. But that doesn’t stop my son from occasionally trash-talking me into accepting a challenge on the virtual basketball court.

What’s amazing about today’s video games is how intricate and precise the controls are. Though I’m aware of how to execute basic offensive and defensive moves, my son can perform around-the-back dribbles, alley-oop dunks and pick-and-rolls.

I haven’t spent enough time learning the game—and so often in the heat of battle, I just start frantically pressing buttons. Sometimes, this results in a spectacular but unintended and unrepeatable play for the old man. “You’re just button-mashing, Dad!” my son yells. Despite my button-mashing occasionally resulting in a strong run, I’ve yet to beat him in an entire game.

INDEXING, FACTOR INVESTING AND QUANTITATIVE TRADING

In trying to keep up with my son in NBA 2K, it occurred to me that something analogous has been happening in the world of investing. While trend-following among some investors has always been prevalent—and usually unsuccessful, in my view—the situation seems to have gotten worse. In other words, trend-following has morphed into the investing equivalent of “button-mashing.”

Moreover, I believe indexing, factor investing and quantitative trading have made button-mashing especially easy. Any investor can quickly find an exchange-traded fund (ETF) that matches an index or a set of predetermined factors. And the so-called “quants” can execute massive volumes of trades in an instant. As a result, the first quarter of 2022 was one of the most volatile quarters in the past 10 years. The mentality seems to be, just press the buttons because that’s what’s required to keep up.

GROWTH INVESTING AMID LOW INTEREST RATES AND A STAGNANT ECONOMY

From early 2017 through the latter part of 2021, interest rates were contained at a modest level and even trended lower for a while. During that time, growth investing was in favor largely because growth companies have their cash flows more heavily weighted in the future—and distant cash flows were viewed positively as long as rates stayed down.

Amid an intervening period that was the initial phase of the Covid-19 pandemic in the first quarter of 2020, most stocks—regardless of type—fell sharply. In the ensuing rally, however, growth companies were favored again not only due to low interest rates but also due to the perception that growth companies would be especially attractive in a stagnant, virus-ravaged economy. That’s when button-mashing started in earnest. Many investors wanted growth companies irrespective of priciness. The frenzy for growth continued through October 2021.

On November 3, the Federal Reserve (Fed) announced that it would begin to taper accommodative monetary policies because economic expansion and inflation were trending higher than previously anticipated.

VALUE INVESTING DURING AN UPTURN IN INTEREST RATES AND A SURGE IN INFLATION

For many years, inflationary pressures had been building. But monetary policy had remained loose—to a large extent for good reason, especially during the height of the pandemic. More recently, with the U.S. Consumer Price Index around a 40-year high, it became clear that the Fed was “behind the curve” and needed to accelerate the schedule for hiking interest rates.

So in late 2021 and early 2022, button-mashing moved away from growth companies and toward value names such as banks that were perceived to benefit from higher interest rates. With Russia’s invasion of Ukraine in February causing even greater fears of inflation, button-mashing rotated to a different segment of value—namely, energy companies.

Near the end of the first quarter of 2022, stocks generally moved higher and button-mashers seemed to have no clear favorites, at least for the time being.

WE REMAIN GROWTH INVESTORS

At Wasatch, we’ve never engaged in button-mashing. We’ve always been growth investors, and we don’t believe vacillating preferences for investment styles can be “timed.” Having said that, we do use short-term market volatility to pursue long-term advantages. For example, we trimmed overpriced information-technology holdings about a year ago—and we rounded up on what we saw as unfairly punished health-care names more recently.

As for the unnerving downturns that periodically occur in investing, we simply consider them to be inherent factors in the business we’ve chosen.

MARCH 31, 2022 (Unaudited)

A “PERFECT STORM”

Regarding the 2021–22 downturn, there’s another important point to consider. Many of the Wasatch funds underperformed their benchmarks during this decline. Historically, our funds have more often outperformed their benchmarks amid a downturn. We think the reason for the recent underperformance was a “perfect storm” of factors including: (1) value exceling relative to growth; (2) positive momentum faltering and trading activity becoming increasingly disconnected from company fundamentals; 3) corporate leverage working to investors’ advantage; and (4) procyclical asset-heavy companies gaining support.

We’ve already discussed issues related to value and growth. As for momentum, on average our stocks had positive price action coming into November 2021, but then that momentum faltered based on button-mashing. In terms of leverage, we typically avoid highly indebted companies in favor of those with healthy balance sheets. And procyclical companies usually have undifferentiated operating models—so even though these companies may benefit from commodity inflation, they typically don’t meet our criteria as long-duration growth businesses taking share in expanding markets.

While the recent storm clearly wasn’t conducive for our investment approach, our bottom-up research today indicates that most of our companies have been improving their competitive positions and have the potential to come out of this challenging period as even stronger market leaders.

WE HAVE INCREASED CONVICTION IN OUR HOLDINGS TODAY

Even before the perfect storm, we liked our holdings and considered them to be attractive investments for three to five years—and generally much longer. As a result, during the volatility, we weren’t shaken out of our well-researched positions.

We’re unlikely to be shaken out of a holding if the company has: (1) a large and growing addressable market; (2) a defensible competitive advantage; (3) a unique business model; and (4) an ability to consistently boost market share. Because we’re pleased with our current holdings based on these characteristics, we haven’t made many changes to our funds recently. In fact, with stock prices having come down and with the well-publicized gap between growth and value having narrowed, our conviction in our names has actually increased.

More specifically, we can report that our companies’ 2021 sales and earnings for the fourth quarter and for the full year mostly came in above expectations. Sales and earnings for the first quarter of 2022 hadn’t been released as of this writing. Going forward, we continue to expect double-digit sales growth overall because positive demand trends have shown no signs of abating. Earnings growth may be a bit weaker due to rising costs for labor and other inputs that can’t be immediately offset by charging higher prices.

Furthermore, while we have no forecast regarding when inflation will peak and begin to turn down, we note that such an inflection point has often marked the beginning of a favorable period for small caps.

WE MANAGE MACRO RISKS AT THE PORTFOLIO LEVEL

We make most of our investment calls on individual companies, but we don’t usually make calls on macro risks. This doesn’t mean macro risks are unimportant. It’s just that they generally don’t change our long-term views on company fundamentals. One of the ways we manage risk is by having, for example, only reasonable portfolio exposure to energy-sensitive companies like travel-related names. The same logic applies to interest-rate risk for banks, regulatory risk for health-care companies, etc.

As for the risks tied to supply chains and inflationary input costs, they’re high on our agenda when we speak with management teams. We want to understand where there could be long-term damage to a company’s competitive position. Similarly, although the war in Ukraine doesn’t seem to be a major factor for most of our holdings, we try to assess whether the war could cause permanent destruction to the worth of a business. After all, unlike volatility—which long-term, diversified investors frequently endure—a stock losing most or all of its value is much more impactful on a portfolio.

In closing, I’d like to assure you that we at Wasatch will never participate in button-mashing with investments we manage on your behalf. As for the next NBA 2K virtual face-off against my teenage son, I make no such assurances. Then again, maybe I’ll just lay down a challenge on a real basketball court. This seems like a better bet—as I still have about 90 pounds and 8 inches on him.

With sincere thanks for your continuing investment and for your trust,

JB Taylor

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Wasatch Advisors, Inc., doing business as Wasatch Global Investors, is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 42.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

During the first quarter of 2022, the benchmark Russell 2000® Index fell -7.53% while the Russell 2000 Growth Index declined -12.63%. Underperforming its benchmark, the Wasatch Core Growth Fund—Investor Class dropped -15.92%.

We think there were three main reasons for the Fund’s underperformance during the quarter. First, most of our stocks had strong gains over the preceding several years—so an eventual period of consolidation was to be expected. Second, the prospect of rising interest rates was perceived to be especially detrimental to growth companies whose earnings and cash flows are more heavily weighted further into the future. Third, the war in Ukraine boosted commodity prices and general inflationary pressures—but the Fund typically avoids undifferentiated energy and materials companies.

We’ve always focused on high-quality, long-duration growth companies. We make our investment calls on individual companies, not macro risks. This doesn’t mean macro risks are unimportant, but they generally don’t change our long-term views on company fundamentals.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance for the first quarter was Trex Co., Inc.—a manufacturer of high-performance composite (non-wood) decking and accessories. The company has continued to take market share in composite decking and from traditional suppliers of wood products but faced headwinds during the quarter. Higher energy and logistics costs squeezed margins, and investors became nervous about companies like Trex that thrived during the pandemic when homebound Americans upgraded their living spaces. In addition, fears of rising interest rates disproportionately impacted higher-growth and housing-related companies. However, we believe the company’s leading position in its product category leaves Trex well-positioned to pass along future cost increases. Moreover, higher oil prices aren’t likely to significantly affect costs for the recycled plastic from which the company’s products are made. We continue to be impressed with the company’s strong cash flows.

Hamilton Lane, Inc., a traditional investment firm with approximately $850 billion in assets under management/supervision, was also a large detractor. The firm’s financial-

data platform, Global Evergreen, has seen promising growth. Hamilton Lane recently reported that the platform accounted for nearly $1.6 billion in assets under management in just over two years since its launch. The success of Global Evergreen is indicative of why we like Hamilton Lane. We expect this well-run firm will continue to expand quickly. But during the quarter, the stock pulled back on fears of higher interest rates and a temporarily deteriorating environment for raising assets.

The top contributor to Fund performance was HealthEquity, Inc., the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their HSAs and can compare treatment options, pay medical bills, and receive personalized benefit and clinical information. HealthEquity reported strong growth in its HSA business, with total HSA assets increasing 37% year-over-year and the number of HSAs on the company’s platform up 25% from a year ago. Management’s upwardly revised forecasts for revenues and earnings in the current fiscal year also cheered investors. We believe HealthEquity is largely insulated from supply-chain constraints and rising materials costs, and is well-situated for an environment of higher interest rates.

Another contributor was Holley, Inc., a maker of high-performance automotive parts for car and truck enthusiasts. The company’s loyal customer base, healthy margins and specialized product offerings have enabled it to pass along higher costs and better withstand the impacts of inflation. Investors reacted positively to Holley’s most recent round of acquisitions and the company’s latest earnings report confirmed its organic growth profile. Holley is a former special-purpose acquisition company (SPAC) whose stock was hurt by general concerns over SPACs because they usually issue warrants that can dilute shareholder ownership down the road. Whenever we invest in a former SPAC, we factor potential dilution into our analysis. Last year, we maintained our positive outlook for Holley and were rewarded in the first quarter of 2022.

OUTLOOK

Like investors everywhere, we at Wasatch engage in discussions about world-wide events. These discussions, however, rarely lead to specific views on the road ahead. Conversely, we can always explain our evaluations of individual companies. That’s why we usually confine our investment decisions to company fundamentals.

Because we’re pleased with our current holdings, we haven’t made many changes to the Fund’s portfolio recently. We think our companies, now tested by supply-chain disruptions and rising costs, may have made competitive inroads and are positioned for even better market-share gains. As always, our job is to find great long-duration growth companies selling at reasonable stock prices.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	–11.12%	–3.62%	16.32%	14.23%

Core Growth (WIGRX) — Institutional	–11.07%	–3.51%	16.47%	14.35%

Russell 2000® Index	–5.55%	–5.79%	9.74%	11.04%

Russell 2000® Growth Index	–12.62%	–14.33%	10.33%	11.21%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.17% / Institutional Class: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Morningstar, Inc.	3.3%

Bank OZK	3.2%

CyberArk Software Ltd.	3.2%

Medpace Holdings, Inc.	3.1%

HealthEquity, Inc.	3.1%

Company	% of Net Assets

Ensign Group, Inc.	3.1%

Five Below, Inc.	2.9%

Kadant, Inc.	2.9%

ICON PLC	2.8%

Holley, Inc.	2.6%

*

As of March 31, 2022, there were 55 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW Indian stocks got off to a weak start in 2022 as the outbreak of war between Russia and Ukraine disrupted supplies of commodities and threatened to stoke inflation. The Wasatch Emerging India Fund—Investor Class declined -7.35% during the first quarter and underperformed the benchmark MSCI India Investable Market Index (IMI), which lost -2.79%.

Inflationary pressures, especially soaring prices for crude oil and fertilizer, weighed on India’s equity market. India is the world’s third-biggest importer of petroleum and a major international buyer of fertilizer for its massive agricultural sector. Investors feared higher energy and food costs could reduce disposable income in a nation where private consumption accounts for about 60% of gross domestic product (GDP).

The economic backdrop didn’t favor our investment style. Energy, materials and utilities were the benchmark’s best-performing sectors during the first quarter. The Fund is normally underinvested in these areas due to the capital-intensive and undifferentiated nature of most such businesses. Although underexposure to these sectors was a headwind to performance in the quarter, we believe our preference for dynamic, high-quality companies will serve the Fund better over the long term. To that end, we seek enduring businesses with high returns on capital, talented management teams and sustainable competitive advantages.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance was Dr. Lal PathLabs Ltd., which operates one of the largest chains of diagnostic pathology labs in India. Shares of Dr. Lal’s moved lower after the company reported a -39% drop in quarterly net profit versus the same quarter a year ago. Attributing most of the shortfall to costs from a recent acquisition, management said it expected profitability to improve as economies of scale and operating efficiencies are realized. As Dr. Lal’s continues to consolidate and formalize the market, we think it has the potential to become the dominant consumer brand in diagnostics in India and one of the top health-care services companies in emerging markets.

Larsen & Toubro Infotech Ltd. was also a significant detractor. An IT-services firm often referred to as LTI, the company serves more than 476 clients in 33 countries. LTI has benefited as the pandemic has accelerated the large-scale migration of corporate clients to digital platforms and the cloud. The company’s stock pulled back after LTI reported lower margins for operating profit and net income in its most recent quarter. Management cited pay hikes for staff as the employee-attrition rate rose to 22.5% from 19.6% during the year-ago quarter. Even so, fundamental business trends remain strong at LTI. We believe it possesses the right skill sets to capture market share and continue growing at attractive rates.

The strongest contributor to Fund performance was Tata Elxsi Ltd., a provider of design-led technology services that include software development and integration. Shares of Tata Elxsi rose sharply after quarterly net profit came in 43.5% above the year-ago period. Revenue gains of 33.2% were driven by Embedded Product Design, the firm’s largest division, which grew 36% year-over-year. Tata Elxsi has been experiencing strong growth in the automotive market, winning strategic deals with both original equipment manufacturers (OEMs) and suppliers for design, technology and digital services across geographies.

Trent Ltd. was also a significant contributor. The company operates a leading chain of retail stores specializing in fashion apparel, cosmetics, perfumes and toiletries. Trent benefited from aggressive cost-cutting that included renegotiating leases at some of its locations. Consolidated net profit jumped 89% in the company’s most recent quarter on revenue growth of 75% compared to the same quarter a year ago. Foot traffic got a boost from improved consumer sentiment, which continued to recover on the back of higher vaccination rates and further relaxation of pandemic-related curbs on activity. Management noted strong demand in up-and-coming categories such as beauty and personal care, innerwear and home products.

OUTLOOK

A recent trip to India gave us a firsthand look at the rapid industrialization taking place there. Launched in 2020 under the Modi government’s “Make in India” initiative, the “Production Linked Incentive Scheme” aims to boost domestic manufacturing and reduce India’s dependence on imports. Disruptions caused by Covid-19 helped kickstart those efforts, as companies adopting the “China Plus One” supply-chain diversification strategy increasingly view India as an attractive destination for manufacturing activities.

In the meantime, we’re keeping a close eye on overall economic performance. GDP grew 5.4% in the fourth quarter of 2021—missing expectations for a 5.9% expansion and down from 8.4% growth in the previous quarter. Moreover, the Russia-Ukraine conflict has the potential to exacerbate inflation on an ongoing basis. Nevertheless, we don’t believe fallout from the war poses serious risks for our companies.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging India (WAINX) — Investor	–3.37%	20.78%	15.05%	15.06%

Emerging India (WIINX) — Institutional	–3.48%	20.73%	15.15%	15.17%

MSCI India IMI	–2.58%	18.53%	10.73%	8.98%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.52% / Institutional Class: 1.37%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	9.5%

Mindtree Ltd.	7.5%

Larsen & Toubro Infotech Ltd.	6.7%

L&T Technology Services Ltd.	6.0%

AU Small Finance Bank Ltd.	5.9%

Company	% of Net Assets

Trent Ltd.	5.9%

HDFC Bank Ltd.	5.4%

Divi’s Laboratories Ltd.	5.3%

Elgi Equipments Ltd.	5.3%

Tata Elxsi Ltd.	4.6%

*

As of March 31, 2022, there were 24 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Neal Dihora, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Neal Dihora, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

Inflation, rising interest rates and the outbreak of war between Russia and Ukraine posed headwinds for emerging-market equities during the first quarter of 2022. Gains in commodity-exporting nations that stand to benefit from inflation—such as Brazil, South Africa and Saudi Arabia—were offset by losses in other countries.

The benchmark MSCI Emerging Markets Index fell -6.97% for the quarter while the Wasatch Emerging Markets Select Fund—Investor Class declined -16.37%. Underweight exposure to commodity-linked assets factored significantly in the Fund’s worse-than-benchmark performance.

Disruption of shipments from the warring countries added to inflationary pressures around the globe. Russia is the world’s biggest exporter of natural gas, wheat and fertilizer—and the third-largest exporter of crude oil and coal. Russia and Ukraine together account for more than a quarter of the global trade in wheat, one-fifth of corn sales and over three-quarters of global exports of sunflower oil. These countries also supply key raw materials such as neon and palladium, both of which are vital to the manufacture of semiconductor chips.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance for the first quarter was TCS Group Holding PLC, GDR. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank. The company’s London-traded global depositary receipts lost nearly all their value after Russia’s central bank raised interest rates and imposed exchange controls on the ruble in response to sanctions from Western nations.

Silergy Corp. was also a significant detractor. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. Considered a Taiwanese stock for portfolio-management purposes, Silergy was part of a broader selloff in technology shares. Revenues at the firm remained strong, rising 46.4% in January through February compared to the same period in 2021. Because Silergy’s business model—which is based on analog design engineering—is difficult to replicate, we believe the company has ample headroom for growth.

The strongest contributor to Fund performance for the quarter was Discovery Ltd. A financial-services conglomerate based in South Africa, the company provides life- and health-insurance products and services world-wide. Higher vaccination rates and lower mortality from Covid-19 among Discovery’s policyholders boded well for the company’s life- and health-insurance businesses. Other positive developments included improving investor sentiment toward South Africa and faster-than-expected paths to profitability for Discovery’s new businesses—one of which is the world’s first behavior-based digital bank.

Tata Elxsi Ltd. was also a contributor. Headquartered in India, Tata Elsxi provides design-led technology services that include software development and integration. The company’s stock price surged in January after quarterly net profit came in 43.5% above the year-ago period. Revenue gains of 33.2% were driven by Embedded Product Design, the firm’s largest division, which grew 36% year-over-year. Tata Elxsi has been experiencing strong growth in the automotive market, winning strategic deals with both original equipment manufacturers (OEMs) and suppliers for design, technology and digital services across geographies.

OUTLOOK

While central banks in the U.S., the United Kingdom, Korea and other countries have begun raising interest rates to rein in inflation, the People’s Bank of China cut rates in January to spur economic growth. Slowed by restrictive virus-containment measures and a slumping real-estate market, the Chinese economy grew just 4% in the fourth quarter of 2021 from a year earlier—its weakest pace since early 2020. The central bank has pledged to take additional steps to drive credit expansion and shore up domestic demand.

These moves come in addition to recent efforts by China’s government to stabilize the battered equity market. The nation’s top financial-policy committee, led by Vice Premier Liu He, vowed to ease a crackdown on technology firms, support the real-estate sector and stimulate the economy. With further interest-rate cuts potentially on the way as early as the second quarter of this year, we think the stage may be set for an environment that’s more supportive of Chinese stocks. Covid-19 remains a wild card, however, as it has for most of the past two years.

Looking forward, we’ll seek to take advantage of volatility in the markets—buying companies that have been unfairly punished and selling those whose valuations have gotten too far ahead of fundamentals. Although rapid swings in stock prices aren’t something we can foresee, we’ve found they often create opportunities to enhance portfolio positioning.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	Since Inception 12/13/2012

Emerging Markets Select (WAESX) — Investor	–16.34%	1.14%	15.40%	7.09%

Emerging Markets Select (WIESX) — Institutional	–16.37%	1.17%	15.66%	7.38%

MSCI Emerging Markets Index	–8.20%	–11.37%	5.98%	3.37%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class: 1.37% / Institutional Class: 1.18%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	6.8%

MercadoLibre, Inc.	6.0%

Silergy Corp.	5.7%

Globant SA	5.5%

Larsen & Toubro Infotech Ltd.	5.0%

Company	% of Net Assets

ASPEED Technology, Inc.	5.0%

HDFC Bank Ltd.	4.9%

Voltronic Power Technology Corp.	4.7%

Chailease Holding Co. Ltd.	4.6%

Grupo Aeroportuario del Pacifico SAB de CV, Class B	4.5%

*

As of March 31, 2022, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: December 13, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas, Kevin Unger and Anh Hoang.

Ajay Krishnan, CFA Lead Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Anh Hoang, CFA Associate Portfolio Manager

Scott Thomas, CFA

Portfolio Manager

OVERVIEW

The benchmark MSCI Emerging Markets Small Cap Index fell -4.33% for the first quarter of 2022 amid inflation, rising interest rates and Russia’s invasion of

Ukraine. The Wasatch Emerging Markets Small Cap Fund—Investor Class lagged the benchmark with a decline of -18.29%. Underweight exposure to commodity-linked assets factored significantly in the Fund’s worse-than-benchmark performance.

Russia is the world’s biggest exporter of natural gas, wheat and fertilizer—and the third-largest exporter of crude oil and coal. Russia and Ukraine together account for more than a quarter of the global trade in wheat, one-fifth of corn sales and over three-quarters of global exports of sunflower oil.

The Fund tends to avoid companies tightly linked to the production of natural resources. In addition to lackluster returns on capital, commodity-oriented firms tend to have undifferentiated business models that are highly cyclical—with success often tied to a single commodity. We instead seek companies positioned to benefit from secular increases in domestic demand as emerging markets continue to grow, develop and be transformed by new technologies. Although the Fund’s underweight position in commodity-related businesses hurt performance relative to the benchmark during the first quarter, we believe innovative growth companies that can create their own destinies offer more-attractive opportunities in the long run.

Rising interest rates also significantly impacted the Fund’s performance. Because long-duration growth companies of the type we typically favor generate cash flows that are further into the future, higher interest rates make their income streams less valuable in the present. With fallout from the Omicron variant of Covid-19 less severe than initially expected, stocks tied to e-commerce, digital consulting and other areas that had previously benefited from the pandemic tended to face an additional headwind during the quarter.

DETAILS OF THE QUARTER

The greatest detractors from performance for the first quarter were the Fund’s Russian positions—HeadHunter Group PLC, ADR and TCS Group Holding PLC, GDR. Depositary receipts of both companies lost nearly all of their value after Russia’s central bank raised interest rates and imposed exchange controls on the ruble in response to sanctions from Western nations. HeadHunter operates an online recruitment platform in Russia, Kazakhstan, Belarus and other countries. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank.

The strongest contributor to Fund performance for the quarter was Discovery Ltd. A financial-services conglomerate based in South Africa, the company provides life- and health-insurance products and services world-wide. Higher vaccination rates and lower mortality from Covid-19 among Discovery’s policyholders boded well for the company’s life- and health-insurance businesses. Other positive developments included improving investor sentiment toward South Africa and faster-than-expected paths to profitability for Discovery’s new businesses—one of which is the world’s first behavior-based digital bank.

Trent Ltd. was also a contributor. The company operates a leading chain of retail stores in India that specialize in fashion apparel, cosmetics, perfumes and toiletries. Trent benefited from aggressive cost-cutting that included renegotiating leases at some of its locations. Consolidated net profit jumped 89% in the company’s most recent quarter on 75% revenue growth versus the same quarter a year ago. Foot traffic got a boost from improved consumer sentiment, which continued to recover on the back of higher vaccination rates and further relaxation of pandemic-related curbs on activity.

OUTLOOK

India has held its ground thus far and retained an accommodative bias to monetary policy. After bouncing back from a deadly second wave of coronavirus last year, India’s economy is positioned in our view to continue chugging along in 2022. Rising prices for fuel, food, clothing and other items may present the most serious challenge as the Reserve Bank of India attempts to sustain economic momentum. Consumer inflation breached the central bank’s target ceiling of 6% in the first two months of the year, while inflation at the wholesale level surged to 13.1% in February.

Despite having underperformed the benchmark in the first quarter, we’re comfortable with the companies we own. We’ve thoroughly reviewed the Fund’s holdings, revisiting our investment theses, double-checking our revenue and earnings models and looking for changes in the underlying fundamentals. We’ve also spoken with management teams to ensure—to the extent possible—that our analysis correctly includes all relevant factors.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	–13.55%	3.01%	12.79%	6.26%

Emerging Markets Small Cap (WIEMX) — Institutional	–13.35%	3.06%	13.02%	6.36%

MSCI Emerging Markets Small Cap Index	–3.07%	5.52%	7.81%	5.31%

MSCI Emerging Markets Index	–8.20%	–11.37%	5.98%	3.36%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.88% / Institutional Class: 1.76% . The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Silergy Corp.	6.1%

Mindtree Ltd.	5.9%

Voltronic Power Technology Corp.	5.5%

AU Small Finance Bank Ltd.	4.7%

ASPEED Technology, Inc.	4.7%

Company	% of Net Assets

Globant SA	4.2%

Trent Ltd.	4.1%

Larsen & Toubro Infotech Ltd.	3.9%

L&T Technology Services Ltd.	3.9%

Aavas Financiers Ltd.	3.7%

*

As of March 31, 2022, there were 49 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

Stocks in frontier and emerging markets were volatile in the first quarter, as concern about inflation and rising interest rates weighed on investor sentiment. Russia’s invasion of Ukraine was also a source of volatility.

As we explain in our outlook, the market environment was a headwind to performance. The Fund finished the quarter with a loss of -18.03%. The Fund’s primary benchmark, the MSCI Frontier Emerging Markets Index, finished the period up 0.49%.

DETAILS OF THE QUARTER

Among the largest detractors from Fund performance in the first quarter were two Russian holdings — TCS Group Holding PLC, GDR and HeadHunter Group PLC, ADR. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank. HeadHunter provides online services to connect job seekers with employers and offers fee-based access to a résumé database and job-posting platform for employers and recruiters. Unfortunately, the repercussions of Russia’s attack on Ukraine overwhelmed what we had believed to be strong business fundamentals for both companies. After the first-quarter declines, these holdings are minuscule weights in the Fund.

Sea Ltd., ADR, was another large detractor. The company’s business segments include Shopee, the leading e-commerce platform in Southeast Asia and Taiwan, and Garena, a platform for mobile and PC online games. Sea was caught up in a broader selloff of information-technology (IT) stocks, as the prospect of rising interest rates caused some investors to discount the valuations of growth-oriented stocks. However, the company continues to put up phenomenal operating results, and we believe it is well-positioned for the ongoing shift to digital consumption and entertainment around the world.

Discovery Ltd., a South African financial-services conglomerate, was the top contributor to Fund performance. The company’s life and health insurance businesses built up considerable reserves to cover costs associated with the pandemic. Indications of higher vaccination rates among Discovery’s policyholders and the emergence of less virulent Covid-19 strains have boded well for the businesses, and the stock has risen accordingly. We continue to like management’s strategy for its insurance business, which pioneered bundling health and wellness programs with life-insurance policies. What’s more, the company’s investment in building a digital bank to complement its other suite of products appears to be ahead of schedule in terms of client growth.

Brazilian motor-maker WEG SA was another top contributor. Like Pet Center, mentioned below, WEG’s stock benefited from an improved economic outlook for Brazil. The company also appears poised to benefit from a weaker Brazilian currency and a global economic reopening. Going forward, we continue to be confident in WEG’s management team, and its ability to execute in a variety of areas such as commercial and appliance motors, industrial electronic equipment and energy generation, transmission and distribution.

Pet Center Comercio e Participacoes SA was also a significant contributor. Large inflows from overseas touched off a broad rally in Brazilian stocks that helped lift the company’s share price during the period. Pet Center sells food, medicines, and other pet products through its digital platform and retail stores. We like the economic resiliency of the pet business. We also like the way management has positioned the company as more shopping takes place online and digitally.

OUTLOOK

The Fund’s positioning tends to look quite different from the benchmark’s. The MSCI Frontier Emerging Markets Index has roughly a 35% combined weight in the energy, materials, industrials and consumer-staples sectors, but less than a 1% weight in the IT sector. Conversely, the Fund has a weighting in IT of more than 20% and no energy or materials holdings.

In the first quarter, that positioning worked against us. Inflation provides a direct revenue boost to companies in the energy, materials and consumer-staples sectors, which provided an immediate tailwind for those stocks. Meanwhile, the prospect of rising interest rates led to discounted valuations for many IT companies whose cash flows are weighted further into the future.

While painful, we’re willing to tolerate the near-term setback. We rarely invest in energy and materials companies because we find few businesses within those sectors that possess sustainable competitive advantages. Further, we believe many of these old-line, commodity-driven companies represent the past for frontier and emerging small countries.

We prefer to invest in the future of these dynamic markets. We’ve built a portfolio of companies that we believe will play a vital role in the domestic transformation taking place within the economies of frontier and emerging small countries. Examples include: companies at the heart of a new digital age; financial-service firms that facilitate safer and frictionless digital transactions; and retail companies and communication-services firms aligned to new purchasing and consumption trends.

In summation, we believe the Fund is positioned for where frontier and emerging small countries are going, not where they’ve been. As long-term investors, that’s precisely how we want to be aligned.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Frontier Emerging Small Countries (WAFMX) — Investor	–21.68%	–12.34%	6.57%	5.56%

Frontier Emerging Small Countries (WIFMX) — Institutional	–21.72%	–11.84%	6.82%	5.73%

MSCI Frontier Emerging Markets Index	2.44%	11.58%	3.25%	2.70%

MSCI Frontier Markets Index	–7.25%	9.39%	5.96%	5.89%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class: 2.13% / Institutional Class—Gross: 2.09%, Net: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	8.9%

FPT Corp.	7.3%

MercadoLibre, Inc.	7.1%

Globant SA	6.1%

VEF AB	5.4%

Company	% of Net Assets

Discovery Ltd.	5.1%

DCVFMVN Diamond ETF	4.8%

Sea Ltd., ADR	4.1%

Qualitas Controladora SAB de CV	3.7%

Bank for Foreign Trade of Vietnam JSC	3.4%

*

As of March 31, 2022, there were 37 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

In a tough period for global equities, inflation, rising interest rates, the spread of Covid-19’s Omicron variant and Russia’s invasion of Ukraine each played a role in sparking volatility and driving stocks lower. In this environment, the Wasatch Global Opportunities Fund — Investor Class declined -16.27% and under-

performed its benchmark, the MSCI AC (All Country) World Small Cap Index, which was down -6.24% for the quarter.

At a broad level, we think there were three main reasons for the Fund’s underperformance. First, our group of stocks as a whole had strong gains over the preceding several years—so an eventual period of consolidation was to be expected. Second, the prospect of continually rising interest rates was perceived to be especially detrimental to long-duration growth companies whose earnings and cash flows are more heavily weighted further into the future. Third, the war in Ukraine boosted commodity prices and general inflationary pressures, which benefited energy and materials stocks. This detracted from performance relative to the benchmark because the Fund typically avoids energy companies, which in our view often possess undifferentiated business models and few competitive advantages.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance was Silergy Corp. The stock price declined amid a broader selloff in technology shares, as rising interest rates caused some investors to reassess the valuations of growth-oriented companies. Nothing has fundamentally changed for the business, however. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. We continue to believe Silergy’s business model — which is based on complex, analog-design engineering — is difficult to replicate, and provides the company with ample headroom for growth.

Kornit Digital Ltd. was our second-largest detractor. The company makes machines for the environmentally sustainable printing of designs and images on clothing and fabrics. The Covid-19 pandemic highlighted the advantages of Kornit’s on-demand technology, which reduces the need for inventory on hand and in supply chains. Having run up in price significantly during 2021, the stock pulled back in the first quarter of 2022 amid fears that persistent inflation may force the Federal Reserve onto a more aggressive path with respect to interest rates. While other investors pondered this possibility, we considered Kornit’s fundamental strengths: a large and growing addressable market, talented management team, recurring revenue streams and attractive business model with few competitors. In our view, Kornit is positioned for continued market-share gains and revenue growth.

HealthEquity, Inc. was the top contributor to Fund performance. The company is the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their tax-advantaged HSAs and can compare treatment options, pay medical bills, earn wellness incentives, and receive personalized benefit and clinical information. HealthEquity reported strong growth in its HSA business during the quarter. Management’s upwardly revised forecasts for revenues and earnings in the current fiscal year also cheered investors. We believe HealthEquity is largely insulated from supply-chain constraints and rising materials costs. The company also appears well-positioned for an environment of higher interest rates.

Among our emerging-market holdings, Tata Elxsi Ltd. was the top contributor. Headquartered in Bangalore, India, Tata Elxsi provides design-led technology services that include software development and integration. The company’s stock price surged in January after quarterly net profit came in 43.5% above the year-ago period. Revenue gains of 33.2% were driven by Embedded Product Design, the firm’s largest division, which grew 36% year-over-year. Tata Elxsi has been experiencing strong growth in the automotive market, winning strategic deals with both original equipment manufacturers (OEMs) and suppliers for design, technology and digital services across geographies.

OUTLOOK

It’s certainly possible that market volatility will continue based on the macro events already described and new ones that may emerge. But as long-term investors, we won’t be shaken out of our well-researched positions. In fact, with stock prices having come down and with the well-publicized gap between growth and value having narrowed, our conviction in our names has only increased.

Looking across the portfolio, we like how our businesses have responded to obstacles such as supply-chain disruptions and rising costs. We believe many of our companies have made competitive inroads and positioned themselves for even better market-share gains. We look forward to seeing these firms execute their business plans in the months ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	–14.84%	–0.90%	17.09%	12.85%

Global Opportunities (WIGOX) — Institutional	–14.82%	–0.62%	17.35%	12.97%

MSCI AC World Small Cap Index	–4.26%	–0.35%	9.55%	9.64%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.46% / Institutional Class—Gross: 1.40%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	4.6%

AU Small Finance Bank Ltd.	3.9%

Globant SA	3.4%

Ensign Group, Inc.	3.2%

Silergy Corp.	3.2%

Company	% of Net Assets

L&T Technology Services Ltd.	2.8%

Five Below, Inc.	2.8%

Mindtree Ltd.	2.8%

JMDC, Inc.	2.8%

ASPEED Technology, Inc.	2.7%

*

As of March 31, 2022, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Paul Lambert Portfolio Manager Mike Valentine Portfolio Manager

OVERVIEW

The first quarter was a tough period for global equities. Inflation, rising int erest rates, the spread of Covid-19’s Omicron variant and Russia’s invasion of Ukraine each played a role in sparking volatility and driving stocks lower. In this environment, The Wasatch Global Select Fund—Investor Class declined -16.87%

and underperformed its benchmark, the MSCI AC (All Country) World Index, which was down -5.36%.

At a broad level, we think there were three main reasons for the Fund’s underperformance. First, our group of stocks as a whole had strong gains over the preceding couple of years—so an eventual period of consolidation was to be expected. Second, the prospect of continually rising interest rates was perceived to be especially detrimental to long-duration growth companies whose earnings and cash flows are more heavily weighted further into the future. Third, the war in Ukraine boosted commodity prices and general inflationary pressures, which was beneficial to the stocks of many energy and materials companies. This was detrimental to performance relative to the benchmark because the Fund typically avoids energy and materials companies, which often possess undifferentiated business models and few competitive advantages, in our view.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance in the first quarter was TCS Group Holding PLC, GDR, our sole position in Russia. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank. The repercussions of Russia’s attack on Ukraine overwhelmed what we had believed to be strong business fundamentals, and the stock sold off with the rest of the Russian equity market. We were unable to exit our position in the company before trading in depositary receipts of Russian stocks was halted. However, as of March 31, 2022, TCS was a minuscule position in the Fund.

Silergy Corp. was another large detractor from performance. The stock price declined amid a broader selloff in technology shares, as rising interest rates caused some investors to reassess the valuations of growth-oriented companies. Nothing has fundamentally changed for the business, however. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. We continue to believe Silergy’s business model—which is based on complex, analog-design engineering—is difficult to replicate, and provides the company with ample headroom for growth.

HealthEquity, Inc. was a notable contributor to performance. The company is the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their tax-advantaged HSAs and can compare treatment options, pay medical bills, earn wellness incentives, and receive personalized benefit and clinical information. HealthEquity reported strong growth in its HSA business, with total HSA assets up 37% year-over-year and 25% growth in the number of HSAs on the company’s platform. Management’s upwardly revised forecasts for revenues and earnings in the current fiscal year also cheered investors. We believe HealthEquity is largely insulated from supply-chain constraints and rising materials costs. The company also appears well-positioned for an environment of higher interest rates.

We also like Monolithic Power Systems, Inc., a specialized analog semiconductor manufacturer. Monolithic develops custom analog products to solve unique and difficult problems for its customers. We believe its proprietary manufacturing process is a competitive advantage for the firm. We also like that the company is focused on a variety of growing end markets, and that its parts are mission-critical for customers but represent a relatively low cost for those businesses. In our view, this should give Monolithic a high degree of pricing power.

OUTLOOK

It’s certainly possible that market volatility will continue based on the macro events already described and new ones that may emerge. But as long-term investors, we won’t be shaken out of our well-researched positions. In fact, with stock prices having come down and with the well-publicized gap between growth and value having narrowed, our conviction in our names has only increased. That conviction is underpinned by extensive due diligence and conversations with management teams across the globe in recent months.

Looking across the portfolio, we like how our businesses have responded to obstacles such as supply-chain disruptions and rising costs. We believe many of our companies have made competitive inroads and positioned themselves for even better market-share gains. We look forward to seeing these firms execute their business plans in the months and years ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	–16.54%	–4.88%	11.85%

Global Select (WGGSX) — Institutional	–16.34%	–4.48%	12.27%

MSCI AC World Index	0.96%	7.28%	15.09%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class—Gross: 2.17%, Net: 1.35% / Institutional Class—Gross: 1.56%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Roper Technologies, Inc.	4.5%

Amphenol Corp., Class A	4.3%

Morningstar, Inc.	4.2%

Bajaj Finance Ltd.	4.2%

Copart, Inc.	4.0%

Company	% of Net Assets

Bank OZK	3.9%

HDFC Bank Ltd.	3.9%

ICON PLC	3.7%

Assa Abloy AB, Class B	3.7%

Abcam PLC	3.7%

*

As of March 31, 2022, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Global Value Fund—Investor Class gained 2.37% in the first quarter of 2022, outperforming its primary benchmark, the MSCI AC (All Country) World Value Index, which lost -0.95%.

Global equities finished the quarter in negative territory. Entering the period, market participants were closely monitoring statements from U.S. Federal Reserve (Fed) officials regarding the trajectory for interest-rate increases. Investors expected the Fed to raise its lending rate by a quarter-point at least twice during 2022. Russia’s invasion of Ukraine in late February raised the prospect of continued disruptions to global supply chains and dimmed the outlook for global growth. Sanctions imposed on Russia by the United States and Europe spurred a spike in the price of oil and other commodities, throwing additional fuel on the inflationary fire. As a result, investors anticipated that many of the world’s central banks would set a more aggressive course for raising interest rates. Against this backdrop, stocks trended lower before bottoming in early March and rallying to recover a portion of their earlier losses.

DETAILS OF THE QUARTER

Stock selections in commodity-oriented sectors like energy, materials and industrials as well as more defensive areas like consumer staples, health care and utilities contributed to the Fund’s outperformance of the benchmark in the first quarter. The Fund’s overweight position in energy was also beneficial. Financials were the primary area of weakness for the Fund as our holdings in aggregate posted a loss.

We maintained our U.S. exposure at about half of the portfolio, and these holdings outperformed many other countries in which the Fund had investments. As a reminder, our investment process is driven by bottom-up, fundamental analysis of individual companies. Although we consider macro factors, our country weightings have more to do with the companies we own and the industries they operate in as opposed to the countries where they’re domiciled. As a result, our country weightings may differ quite a bit from the benchmark’s weightings.

The leading contributor to Fund performance for the quarter was energy exploration and production company EOG Resources, Inc. EOG benefited from the rise in energy prices in recent quarters, and an additional jump in prices as a result of Russia’s invasion of Ukraine. Moreover, EOG reported strong earnings and cash flow while declaring a special dividend. We trimmed the position as part of managing the Fund’s overweight exposure to energy, but our outlook remains positive.

Within materials, shares of Anglo American PLC also finished notably higher. This miner is a major producer of industrial metals including platinum, copper and nickel—metals also produced by Russia and Ukraine. As such, the company has been a prime beneficiary of the ongoing commodity squeeze created by the war and subsequent sanctions on Russia.

On the downside, shares of ING Groep NV, ADR lagged as the Dutch multinational bank reported a slight earnings miss driven by higher costs and loan-loss provisions. More broadly, sentiment with respect to European banks was negatively impacted as investors worried the European Central Bank would push back plans to raise interest rates in the wake of Russia’s invasion of Ukraine. We added to the position as we regard ING as well-positioned to return substantial capital to shareholders over the next few years and we viewed the stock as having become overly discounted and inexpensive.

Expectations of higher mortgage rates and slower growth hurt shares of U.K. homebuilder Bellway PLC. In addition, the British government is requiring builders to remediate fire-safety issues in existing apartment buildings constructed as long as 30 years ago. As a result, builders are being hit with substantial incremental costs as they comply with the government mandate. We added to our position on the view that the stock had become deeply oversold.

OUTLOOK

We expect current macro forces to continue weighing on markets over the next several quarters. When approaching a likely economic slowdown, companies with the ability to sustain their growth normally come into favor. However, the valuation disparity between growth and value stocks remains historically high, with growth still expensive relative to value. Within our valuation-based framework and process, we have been gradually reducing the cyclicality of the portfolio by favoring more stable companies and high dividend yields. We expect to keep our U.S. weighting at roughly half of the portfolio.

As for commodities, we believe energy prices will remain elevated as demand remains strong and additional supply will take some time to come online. We trimmed some holdings during the quarter but maintained our overall exposure to the energy sector. It’s likely that the prices of other commodities will also remain high throughout 2022 due to strong demand and disrupted supply.

While the markets may experience volatility in response to a shifting macroeconomic and geopolitical backdrop, we’ll continue to adhere to our fundamental discipline in selecting stocks.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	9.54%	11.45%	9.32%	9.36%

Global Value (WILCX) — Institutional	9.64%	11.75%	9.52%	9.52%

MSCI AC World Value Index	5.26%	8.83%	7.46%	7.64%

MSCI AC World Index	0.96%	7.28%	11.64%	10.00%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class—Gross: 1.18%, Net: 1.10% / Institutional Class—Gross: 1.43%, Net: 0.99%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Johnson & Johnson	4.8%

Verizon Communications, Inc.	4.2%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3.7%

Suncor Energy, Inc.	3.6%

TotalEnergies SE	3.6%

Company	% of Net Assets

Duke Energy Corp.	3.6%

Union Pacific Corp.	3.4%

Axis Capital Holdings Ltd.	3.3%

JPMorgan Chase & Co.	3.3%

Bristol-Myers Squibb Co.	3.3%

*

As of March 31, 2022, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Greater China Fund is managed by a team of Wasatch portfolio managers led by Dan Chace, Allison He, Pedro Huerta, Kai Pan and Kevin Unger.

Dan Chace, CFA Lead Portfolio Manager Kai Pan, PhD Associate Portfolio Manager	Allison He, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Pedro Huerta, CFA Associate Portfolio Manager

OVERVIEW

Chinese stocks hit a six-year low during the period. Investors were rattled by several concerns including a resurgence of Covid-19 cases, regulatory crackdowns from Beijing, the potential delisting of Chinese companies from U.S. exchanges and rising geopolitical tensions with the West. In this environment, the Wasatch Greater China Fund—Investor Class declined -18.20% and underperformed its benchmark, the MSCI China Index, which was down -14.19%.

DETAILS OF THE QUARTER

The top-performing sectors within the Index were energy and financials. The Fund’s lack of exposure to energy and our stock selections in financials detracted from performance relative to the benchmark during the period. Meanwhile, the information-technology (IT) and health-care sectors were the biggest laggards. Our overweight positions in these sectors hindered relative performance.

The largest detractor from Fund performance was Silergy Corp. The stock price declined amid a global slump in technology shares, as rising interest rates caused some investors to reassess the valuations of growth-oriented companies. Nothing has fundamentally changed for the business, however. The company manufactures high-performance mixed-signal and analog integrated circuits. We continue to believe Silergy’s business model—which is based on complex, analog-design engineering—is difficult to replicate and provides the company with ample headroom for growth.

Wuxi Biologics Cayman, Inc. was another detractor. A Chinese contract development and manufacturing firm, Wuxi helps create biological medicines and provides value-added services to pharmaceutical companies. Its stock was down after the U.S. Department of Commerce added two Wuxi subsidiaries to its unverified list, which means the department can’t verify how Wuxi is using the products it imports. The company has explained that the department had approved its imports of hardware controllers for bioreactors and hollow-fiber filters for years, but due to the pandemic, it hadn’t been able to conduct its normal, on-site approval process. We expect a resolution of the issue and continue to like Wuxi’s role in the complex process of researching, developing and manufacturing biologic treatments.

SG Micro Corp. was a top contributor. The stock was up after the company pre-released full-year earnings that showed impressive growth for the year. We like the semiconductor manufacturer and distributor for its expertise in analog semiconductors, which are distributed in a wide range of products. Further, we think SG Micro may benefit as the Chinese government seeks to localize its semiconductor supply chain.

AIA Group Ltd. also contributed. The stock was up after the company announced its first-ever share buyback on the heels of better-than-expected growth in 2021. We continue to like the management team of the Hong Kong-based provider of insurance products and services. We also think the company stands to benefit from China’s rising middle class that is seeking to protect its wealth.

OUTLOOK

Between regulatory scrutiny, the re-emergence of Covid-19, heightened geopolitical tensions and potential U.S. delistings, there has been plenty of negative news hanging over China’s equity markets. The degree to which these factors are priced into stocks is a key debate.

As bottom-up investors, business fundamentals guide our decisions more than macroeconomic or geopolitical viewpoints. However, we’re attuned to the risks noted above and we’ve positioned the Fund accordingly. We made a decision years ago to invest only in H-shares, which we believe should help insulate the Fund from some of the risks posed by possible U.S. delistings. We’re also underweight relative to our benchmark in the large internet platforms that are in China’s regulatory crosshairs.

Regarding geopolitical tensions, we have exposure to companies that may benefit from China’s efforts to become more economically independent. For example, we own companies that play a vital role in the supply chain for semiconductors, an industry whose security was highlighted in the government’s five-year plan.

Going forward, we believe it’s important to look past the volatility and take a long-term view of Chinese equities. The world’s second-largest economy is still a major source of innovation and economic growth, and China remains an inefficient market where active investors can add alpha. With stocks of high-quality Chinese growth companies trading at the low range of their historic price/earnings multiples, we believe that opportunity has only increased, and we’ll try to use any volatility to the Fund’s advantage.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 11/30/2020

Greater China (WAGCX) — Investor	–19.53%	–25.66%	–16.15%

Greater China (WGGCX) — Institutional	–19.76%	–25.73%	–16.38%

MSCI China Index	–19.39%	–32.54%	–24.31%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Greater China Fund are Investor Class—Gross: 3.76%, Net: 1.51% / Institutional Class—Gross: 3.09%, Net: 1.26%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

The Fund is subject to risks associated with investments in the Greater China Region that could affect the value of your investment. The Fund may invest in securities through the China Stock Connect programs, which subject the Fund to unique accessibility risks affecting the Fund’s ability to efficiently execute its strategy. These risks are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Chailease Holding Co. Ltd.	8.9%

Silergy Corp.	8.5%

Techtronic Industries Co. Ltd.	6.4%

Sino Wealth Electronic Ltd., Class A	5.9%

SG Micro Corp., Class A	5.4%

Company	% of Net Assets

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4.9%

China Merchants Bank Co. Ltd., Class H	4.3%

AIA Group Ltd.	4.3%

Hangzhou Tigermed Consulting Co. Ltd., Class A	4.2%

Wuxi Biologics Cayman, Inc.	4.0%

*

As of March 31, 2022, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities..

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: November 30, 2020. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International small cap stocks lost ground in the first quarter. Inflation, rising interest rates, the spread of Covid-19’s Omicron variant and Russia’s invasion of Ukraine all played a role in sparking volatility and driving markets lower. In this environment, the Wasatch International Growth Fund—Investor Class declined -16.93% and underperformed the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was down -6.51%.

While geopolitical and macroeconomic concerns negatively affected stocks broadly, the overwhelming factor driving the Fund’s underperformance relative to its benchmark was a rotation from growth to value stocks. We discuss our views on that shift in our outlook but believe nothing has changed about the underlying fundamentals of our companies.

DETAILS OF THE QUARTER

HeadHunter Group PLC, ADR, our only Russian holding, was the largest detractor from Fund performance for the quarter. We felt the company played a vital role connecting job seekers with employers, and liked the potential of its fee-based, résumé database and job-posting platform for employers and recruiters. Unfortunately, the repercussions of Russia’s attack on Ukraine overwhelmed what we had believed were strong fundamentals for the business, and the stock sold off with the rest of the Russian equity market. Trading of Russian ADRs was suspended before we could divest our shares.

Silergy Corp. was our second-largest detractor. The stock price declined amid a broader selloff in technology shares. Nothing has fundamentally changed for the business, however. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. We continue to believe Silergy’s business model—which is based on complex, analog-design engineering—is difficult to replicate, and provides the company with ample headroom for growth.

Grupo Aeroportuario del Centro Norte SAB de CV, was the top contributor to Fund performance. The company, often referred to as “OMA,” operates international airports in the northern and central regions of Mexico under contracts with the government. OMA’s stock price has risen in recent months as declining Covid-19 caseloads boosted airport traffic and tariff revenue. Consolidated net income rose 324% in OMA’s most recent quarter on a 65.2% increase in total revenue versus the year-ago period. Total passenger traffic rose 62.1%, recovering to about 10% below pre-Covid levels.

MonotaRO Co. Ltd. was the second-largest contributor. The company is an online-only distributor of maintenance, repair and operations (MRO) supplies for a number of industries. The stock enjoyed strong performance in the early phases of the pandemic, due to heightened demand for the personal-protection equipment the company sells to health-care industries. The pandemic pulled forward demand for such supplies, and the stock gave back much of those gains in 2021. With the height of the pandemic in the rearview mirror, the company has cycled past a tough period for earnings comparisons. A strong earnings report in its most recent quarter reaffirmed to us the durability and economic resiliency of MonotaRO’s business model. We continue to like the firm’s online sales and distribution model, which offers convenience and price transparency, and has been disruptive to the inefficient networks of MRO suppliers and wholesalers that traditionally served Japanese businesses.

OUTLOOK

While the first quarter was a tough one for our investment style, we’re not letting a short period undermine our focus on high-quality growth companies. During a broad rotation from growth to value stocks, investors were indiscriminate, and the stocks of both high-quality growth companies and more speculative businesses—those with high growth but tenuous, unproven business models—sold off in unison.

After the rotation, the valuation gap between growth and value stocks has narrowed considerably. From here, we’d expect some differentiation between high-quality growth stocks and those that are more speculative. In our view, what’s most important now is to dig deep, and make sure the underlying investment thesis for each holding remains intact. In nearly every case, we’ve found it is.

Going forward, we’ll focus most on the underlying fundamentals of our businesses and stay attuned to any macroeconomic risks they face. But in general, we think they’re well positioned to manage current macroeconomic headwinds. We believe our companies have pricing power that should help them pass through rising input and labor costs. They also possess strong balance sheets that should allow them to continue their strategic growth initiatives and even press their advantages relative to competitors if the economic environment softens. We look forward to seeing how these companies execute their business plans in the months and years ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	–17.59%	–6.42%	8.69%	8.63%

International Growth (WIIGX) — Institutional	–17.55%	–6.35%	8.80%	8.70%

MSCI AC World ex USA Small Cap Index	–5.94%	0.03%	7.89%	7.28%

MSCI World ex USA Small Cap Index	–6.87%	–1.69%	7.79%	7.78%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.41% / Institutional Class: 1.32%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

JMDC, Inc.	3.7%

BayCurrent Consulting, Inc.	3.1%

Abcam PLC	3.0%

Voltronic Power Technology Corp.	2.7%

Electrocomponents PLC	2.6%

Company	% of Net Assets

Reply SpA	2.5%

Descartes Systems Group, Inc.	2.5%

Silergy Corp.	2.3%

Diploma PLC	2.1%

Endava PLC, ADR	2.0%

*

As of March 31, 2022, there were 72 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

International micro cap stocks lost ground in the first quarter. Inflation, rising interest rates, the spread of Covid-19’s Omicron variant and Russia’s invasion of Ukraine all played a role in sparking volatility and driving markets lower. In this environment, the Wasatch International Opportunities Fund—Investor Class declined -22.25% and underperformed the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was down -6.51%.

While geopolitical and macroeconomic concerns negatively affected stocks broadly, the overwhelming factor driving the Fund’s underperformance relative to its benchmark was a rotation from growth to value stocks. We discuss our views on that shift more below but believe nothing has changed about the underlying fundamentals of our companies.

DETAILS OF THE QUARTER

HeadHunter Group PLC, ADR, our only Russian holding, was the largest detractor from Fund performance for the quarter. We felt the company played a vital role connecting job seekers with employers, and liked the potential of its fee-based, résumé database and job-posting platform for employers and recruiters. Unfortunately, the repercussions of Russia’s attack on Ukraine overwhelmed what we had believed were strong fundamentals for the business, and the stock sold off with the rest of the Russian equity market. Trading of Russian ADRs was suspended before we could divest our shares. As of quarter end, the position was a minuscule weight in the Fund.

Our second-largest detractor was Esker SA. Like other high-quality growth stocks in the Fund, Esker traded down as rising interest rates caused some investors to reassess the valuations of high-growth companies. However, nothing has fundamentally changed about the French information-technology company. Esker offers software systems—for example, an artificial-intelligence-powered cloud interface—that support a variety of back-office business-management tasks related to the cash conversion cycle. We believe Esker has a strong position in the office-automation space and think the company will continue to benefit from the digital-transformation movement and the need to improve back-office efficiencies.

Qualitas Controladora SAB de CV was the Fund’s top contributor to performance for the quarter. The company is the leading issuer of automotive insurance in Mexico. Qualitas benefited during the worst of the Covid-19 pandemic as customers working from home were involved in fewer traffic accidents. As the economy reopened, the stock declined as investors anticipated more driving and, consequently, a greater number of auto-insurance claims. In January, the stock rebounded in anticipation of more normal economic conditions going forward. We continue to like Qualitas’ long-term growth potential, given the low penetration of auto insurance in Mexico.

Direct Marketing MiX, Inc. was also a strong contributor during the period. The stock declined with the broader Japanese equity market in early 2022 but enjoyed a significant rebound in March. Direct Marketing MiX provides sales, marketing and business-process outsourcing for Japanese companies. We believe the company has carved out a unique niche in Japan, handling low-ticket sales for businesses that don’t want to hire to create their own expensive, consumer-facing physical sales footprint. We also believe management has created a differentiated labor model under which employees are trained to become highly productive sales agents.

OUTLOOK

While the first quarter was a tough one for our investment style, we’re not letting a short period undermine our focus on high-quality growth companies. During a broad rotation from growth to value stocks, investors were indiscriminate, and the stocks of both high-quality growth companies and more speculative businesses—those with high growth but tenuous, unproven business models—sold off in unison.

After the rotation, the valuation gap between growth and value stocks has narrowed considerably. From here, we’d expect some differentiation between high-quality growth stocks and those that are more speculative. In our view, what’s most important now is to dig deep, and make sure the underlying investment thesis for each holding remains intact. In nearly every case, we’ve found it is.

Going forward, we’ll focus most on the underlying fundamentals of our businesses and stay attuned to any macroeconomic risks they face. But in general, we think they’re well positioned to manage current macroeconomic headwinds. We believe our companies have pricing power that should help them pass through rising input and labor costs. They also possess strong balance sheets that should allow them to continue their strategic growth initiatives and even press their advantages relative to competitors if the economic environment softens. We look forward to seeing how these companies execute their business plans in the months and years ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	–24.52%	–21.69%	7.84%	9.48%

International Opportunities (WIIOX) — Institutional	–24.37%	–21.58%	8.00%	9.63%

MSCI AC World ex USA Small Cap Index	–5.94%	0.03%	7.89%	7.28%

MSCI World ex USA Small Cap Index	–6.87%	–1.69%	7.79%	7.78%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 1.91% / Institutional Class: 1.89%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

YouGov PLC	3.7%

LEENO Industrial, Inc.	3.3%

Aavas Financiers Ltd.	3.0%

Voltronic Power Technology Corp.	2.9%

Qualitas Controladora SAB de CV	2.8%

Company	% of Net Assets

SIGMAXYZ Holdings, Inc.	2.7%

DiscoverIE Group PLC	2.6%

JTC PLC	2.6%

Johns Lyng Group Ltd.	2.5%

Mortgage Advice Bureau Holdings Ltd.	2.2%

*

As of March 31, 2022, there were 83 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International small cap stocks lost ground in the first quarter. Inflation, rising interest rates, the spread of Covid-19’s Omicron variant and Russia’s invasion of Ukraine all played a role in sparking volatility and driving markets lower. In this environment, the Wasatch International Select Fund—Investor Class declined -19.48% and underperformed the benchmark MSCI EAFE Index, which was down -5.91%.

While geopolitical and macroeconomic concerns negatively affected stocks broadly, the overwhelming factor driving the Fund’s underperformance relative to its benchmark was a rotation from growth to value stocks. We discuss that shift in our outlook, but in short, we believe the underlying fundamentals of our companies remain solid. Moreover, we’ve found that market volatility has created attractive buying opportunities among high-quality growth stocks.

DETAILS OF THE QUARTER

Rational AG, a German manufacturer and retailer of cooking appliances, was one of the Fund’s largest detractors from performance in the first quarter. Supply-chain issues and rising input costs are expected to put pressure on profit margins in 2022, and that has negatively affected the stock. We continue to like the company, however. Rational’s strategy has always been to implement periodic price hikes instead of passing through an inflationary cost immediately. While this could pressure margins in the near term, we expect Rational to pass along those costs eventually. Further, we believe rising energy costs and labor shortages reinforce the value proposition of Rational’s appliances, which are energy efficient and less labor intensive than other products on the market.

Another large detractor was JMDC, Inc. JMDC’s stock was one of those hurt by the rotation from growth to value, even though nothing has fundamentally changed for the business. We still have high conviction in the Japanese provider of health, medical and life-insurance data. We continue to believe JMDC will play a vital role in helping Japan’s health-care system achieve better patient outcomes by using data and analytics. That view was perhaps shared by Omron, another device company, which announced it would take an ownership stake in JMDC during the period.

CAE, Inc. was the top contributor to Fund performance for the quarter. This Canadian company provides training services for civil and defense customers globally. In particular, the company enables airlines to lower their operating costs by outsourcing pilot-training programs. Over the past year, CAE has made a concerted effort to strengthen its long-term competitive position. We believe the company’s services will be increasingly desirable as airlines work to chart a path forward. Flight-simulator utilization was stubbornly low during the pandemic, which weighed on CAE’s stock. In the first quarter, however, the stock rose as investors came to anticipate greater demand for CAE’s services in a more normalized business environment.

GMO Payment Gateway, Inc. was up moderately and contributed to Fund performance. The Japanese company provides credit-card transaction services for e-commerce firms. We believe GMO is well-positioned to benefit as the Japanese government takes steps to encourage more cashless transactions. We think the headroom for growth is considerable. Currently, cashless payments account for only about 30% of transactions in Japan, compared to roughly 70% in South Korea and China.

OUTLOOK

While the first quarter was a tough one for our investment style, we’re not letting a short period undermine our focus on high-quality growth companies. During a broad rotation from growth to value stocks, investors were indiscriminate. The stocks of both high-quality growth companies and more speculative businesses—those with high growth but tenuous, unproven business models—sold off in unison.

After the rotation, the valuation gap between growth and value stocks has narrowed considerably. From here, we’d expect some differentiation between high-quality growth stocks and those that are more speculative. In our view, what’s most important now is to dig deep, and make sure the underlying investment thesis for each holding remains intact. We’ve found it is in nearly every case.

Going forward, we’ll focus most on the underlying fundamentals of our businesses and stay attuned to any macroeconomic risks they face. But in general, we think they’re well positioned to manage current macroeconomic headwinds. We believe our companies have pricing power that should help them pass through rising input and labor costs. They also possess strong balance sheets that should allow them to continue their strategic growth initiatives and even press their advantages relative to competitors if the economic environment softens. We look forward to seeing how these companies execute their business plans in the months and years ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	–19.59%	–9.41%	7.67%

International Select (WGISX) — Institutional	–19.47%	–9.12%	8.13%

MSCI EAFE Index	–3.38%	1.16%	8.31%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class—Gross: 3.09%, Net: 1.30% / Institutional Class—Gross: 3.03%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	7.6%

JMDC, Inc.	6.6%

Amadeus IT Group SA, Class B	5.5%

Assa Abloy AB	5.4%

CAE, Inc.	5.4%

Company	% of Net Assets

Dassault Systemes SE	5.2%

ICON PLC	5.2%

Halma PLC	4.3%

Abcam PLC	4.1%

Coloplast A/S, Class B	4.1%

*

As of March 31, 2022, there were 26 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Long/Short Alpha Fund is managed by a team of Wasatch portfolio managers led by Mick Rasmussen.

Mick Rasmussen, CFA Lead Portfolio Manager

OVERVIEW

During the first quarter of 2022, the Wasatch Long/Short Alpha Fund—Investor Class fell -10.52% and underperformed the benchmark Russell 2500TM Index, which lost -5.82%. The Fund’s underperformance of the benchmark came mostly from our long positions—while our short positions were strong contributors overall.

Because the benchmark has no short positions, we only compare our stock selections to the benchmark positions on the long side. And in this regard, our selections overall were disadvantageous—particularly in software & services, retailing, diversified financials, materials, capital goods and insurance. Conversely, our stock selections were mostly beneficial in health care equipment & services and pharmaceuticals, biotechnology & life sciences.

The Fund takes a “directional” approach, meaning we always have a bias toward greater long exposure than short exposure. As of March 31, the Fund’s long exposure was about 116% and its short exposure was approximately -47%. Our long positions consist of companies we’ve selected based on bottom-up, fundamental research. Our short positions are arrived at through a multifactor quantitative model that includes momentum and valuation signals to determine which companies are conducive for short-selling.

LONG POSITIONS DURING THE QUARTER

Among long positions, a large detractor from Fund performance for the first quarter was Hydrofarm Holdings Group, Inc.—which sells hydroponics equipment and supplies such as lighting, climate regulators and garden accessories for controlled-environment agriculture. In the second half of 2022, we expect to see some business improvement versus prior periods. In the first half, however, the company faces difficult comparisons to 2021. This may have dampened investors’ enthusiasm for Hydrofarm’s shares. In addition, weak crop prices in California have raised concerns about the near-term outlook for sales of the company’s products. The state currently accounts for about 35% of Hydrofarm’s business. Nevertheless, we’re maintaining our position in this relatively inexpensive name despite what we think are temporary—albeit significant—headwinds.

A top contributor to Fund performance for the first quarter was HealthEquity, Inc. The company is the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their tax-advantaged HSAs and can compare treatment options, pay medical bills, earn wellness incentives, and receive personalized benefit and clinical information. HealthEquity reported strong growth in its HSA business, with total HSA assets increasing 37% year-

over-year and the number of HSAs on the company’s platform up 25% from a year ago. Management’s upwardly revised forecasts for revenues and earnings in the current fiscal year also cheered investors. We believe HealthEquity is largely insulated from supply-chain constraints and rising materials costs, and is well-situated for an environment of higher interest rates.

SHORT POSITIONS DURING THE QUARTER

Turning to short positions, detractors were those stocks that rose in price. For example, within materials, we shorted Century Aluminum Co. and generated a loss as the stock climbed higher. Century produces “primary aluminum,” in both molten and ingot form, through facilities located in West Virginia, South Carolina and Kentucky. The war in Ukraine boosted commodity prices—which benefited companies like Century.

Among shorts, contributors were those stocks that declined in price. We added the most value by shorting stocks in retailing, software & services, automobiles & components and insurance. For example, in retailing, we shorted Vroom, Inc., an online seller of new and used cars, spare parts and accessories. The company also provides maintenance, repair, funding, insurance and vehicle-renting services. While Vroom operates in an important segment of retailing, the company lacks overwhelming competitive advantages, its margins are low, its valuation seems high and its stock has exhibited relatively poor momentum.

OUTLOOK

It’s certainly possible that a heightened level of stock-market volatility will continue based on the macro events already in force and new ones that may emerge. Therefore, we’ve slightly reduced the Fund’s exposure on both the long side and the short side.

Nevertheless, we note that in Wasatch’s experience managing assets for more than 45 years, some of our best investments over long stretches were in stocks that actually spent more time with lagging results than with leading returns. In these cases, the stocks’ briefer periods of outperformance more than compensated for lengthier periods of underperformance. This is why it’s important for investors to avoid being shaken out of their well-researched positions.

In our experience, we’re unlikely to be shaken out of a holding if the company has: (1) a large and growing addressable market; (2) a defensible competitive advantage; (3) a unique business model; and (4) an ability to consistently boost market share. Because we’re pleased with our current long positions based on these characteristics, we haven’t made many changes other than reducing exposure slightly. In fact, with stock prices having come down and with the well-publicized gap between growth and value having narrowed, our conviction in our names has actually increased.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	Since Inception 10/1/2021

Long/Short Alpha (WALSX) — Investor	0.40%	0.40%

Long/Short Alpha (WGLSX) — Institutional	0.50%	0.50%

Russell 2500™ Index	–2.22%	–2.22%

FTSE US 3-Month Treasury Bill Index	0.04%	0.04%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Alpha Fund are Investor Class—Gross: 4.96%, Net: 2.50% / Institutional Class—Gross: 4.06%, Net: 2.25%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Equity investing involves risks, including potential loss of the principal amount invested. Short selling incurs significant unique risks, including potentially unlimited downside risk, high short-sale related expenses, and unavailability of securities to sell short, among others, all of which could negatively impact the performance of the Fund. Additionally, the Fund may not be able to borrow the securities it intends to sell short.

The Fund’s investments in long and short equity positions expose it to changes in the value of securities, which exceed the value of the Fund’s assets. Investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund relies on quantitative models which entail unique risks, including the risk that a model may be limited or incorrect. These risks are described in more detail in the prospectus.

Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Roper Technologies, Inc.	3.2%

Morningstar, Inc.	3.1%

Bank OZK	3.0%

Balchem Corp.	2.8%

Ensign Group, Inc.	2.8%

Company	% of Net Assets

Medpace Holdings, Inc.	2.7%

Cognex Corp.	2.6%

Monolithic Power Systems, Inc.	2.6%

Globant SA	2.4%

HealthEquity, Inc.	2.2%

*

As of March 31, 2022, there were 54 long and 51 short positions in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of positions. Portfolio positions are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future positions are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and options written, if any.

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2021. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Natalie Pesqué.

Ken Komgiebel, CFA Lead Portfolio Manager	Natalie Pesqué, CFA Associate Portfolio Manager	OVERVIEW The Wasatch Micro Cap Fund—Investor Class declined -19.15% in the first quarter. The Fund was down more than the benchmark Russell

Microcap® Index, which fell -7.60%. Expectations of higher interest rates slammed growth stocks. Rising interest rates can negatively affect growth companies because the cash flows of these businesses are typically weighted further into the future. Additionally, equities of smaller companies were impacted more than larger companies as investors became more averse to risk.

DETAILS OF THE QUARTER

The Fund’s emphasis of growth over value hurt in two ways. First, our bottom-up focus on dynamic, growing companies naturally results in the Fund being underweight versus the benchmark in the financials, energy and materials sectors. With inflation driving gains in energy and materials stocks and financials declining less than most other sectors, underweights in these areas worked against us in the first quarter.

Second, the Fund’s holdings in information technology (IT), consumer discretionary and industrials declined more than those in the Index. We attribute this to a rotation away from the types of growth stocks we favor.

Health care was a source of strength for the Fund as our group of stocks held up much better than their benchmark counterparts. We look for health-care companies that can address unmet medical needs and create value by reducing health-care costs.

Among individual holdings, the greatest detractor from Fund performance for the quarter was Grid Dynamics Holdings, Inc. The company serves Fortune 1000 businesses by providing digital-transformation consulting and implementation services. We see strong demand for Grid’s services in a digital-revolution era. During the quarter, the stock was down because a portion of Grid’s workers are in Ukraine. At the onset of Russia’s invasion, the company quickly shifted work to other areas and relocated its Ukrainian employees to safer locations. Grid’s recent earnings have been strong and customers haven’t shown signs of decreased spending.

Kornit Digital Ltd. was also a significant detractor. The company makes machines for environmentally sustainable printing on clothing and fabrics. The Covid-19 pandemic highlighted the advantages of Kornit’s on-demand technology, which reduces the need for inventory on hand and in supply chains. Having run up in price significantly during 2021, the stock pulled back in the first quarter of 2022 amid fears that inflation may force the U.S. Federal Reserve to raise interest rates more aggressively. While other investors pondered this possibility, we considered Kornit’s fundamental strengths—a large and growing addressable market, talented management team, recurring revenue streams and attractive business model with relatively few competitors.

The strongest contributor to Fund performance was Intra-Cellular Therapies, Inc., which develops therapeutics for central nervous system disorders. Intra-Cellular reported robust prescription growth for Caplyta, which was recently approved for the treatment of bipolar depression in adults. Previously labeled for schizophrenia, the drug’s appeal for treating bipolar depression is enhanced by its favorable safety and tolerability profile. Intra-Cellular aims to expand approval for Caplyta to treat major depressive disorder, certain neurologically based sleep disorders and Parkinson’s disease.

Holley, Inc. was also a contributor. The company makes high-performance automotive parts for car and truck enthusiasts. Holley’s loyal customer base, healthy margins and specialized product offerings enable it to pass along higher costs and better withstand the impacts of inflation. Investors reacted positively to Holley’s recent round of acquisitions, which are expected to help unlock large, strategic markets. Holley’s latest earnings report confirmed its organic growth profile, further underpinning confidence in the company’s prospects.

OUTLOOK

Downturns in the stock market create opportunities for us to purchase companies falling back into micro-cap range. We’re familiar with many of these businesses and have previously owned a number of them. In addition, we’re taking a fresh look at compelling companies that in the past didn’t offer rates of return we considered attractive.

We’re unlikely to commit significant assets to areas of the market, such as energy and materials, that historically haven’t been sources of the innovative companies we seek. We also aren’t likely to be swayed by periodic shifts in the types of stocks favored by investors. Our general view regarding such trends is that if they’re truly impactful, they’ll show up in our company-specific fundamental analysis. So, rather than revamp the Fund’s portfolio to more closely resemble the Index, or follow cycles of value versus growth, we’ll accept temporary market volatility and stay focused on business-model quality.

While we don’t know when inflation will turn down and supply chains will begin to function more normally again, we do believe such an environment would be especially good for the types of stocks owned in the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	–19.51%	–23.29%	21.00%	15.49%

Micro Cap (WGICX) — Institutional	–19.48%	–23.22%	21.01%	15.50%

Russell Microcap® Index	–10.05%	–10.99%	9.86%	11.14%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.63% / Institutional Class — Gross: 1.56%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Vintage Wine Estates, Inc.	4.4%

Holley, Inc.	3.9%

Transcat, Inc.	3.2%

Kornit Digital Ltd.	2.7%

CyberArk Software Ltd.	2.7%

Company	% of Net Assets

Castle Biosciences, Inc.	2.7%

Addus HomeCare Corp.	2.6%

Construction Partners, Inc., Class A	2.6%

Helios Technologies, Inc.	2.3%

Heritage-Crystal Clean, Inc.	2.3%

*

As of March 31, 2022, there were 72 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow and Thomas Bradley.

Brian Bythrow, CFA Lead Portfolio Manager	Thomas Bradley Associate Portfolio Manager	OVERVIEW During the first quarter of 2022, the Wasatch Micro Cap Value Fund—Investor Class fell -14.59% and lagged the benchmark Russell Microcap® Index, which declined -7.60%. Even before Russia’s invasion of Ukraine, investors were already fretting over higher interest rates, inflation and disrupted supply chains.

Regarding the Micro Cap Value Fund’s underperformance of its benchmark, our assessment is that the Fund lagged for three main reasons. First, our stocks have been coming off such strong gains that it’s normal for them—including moderately priced ones—to take a pause. Second, rising interest rates and inflation have been perceived as threats to some of our companies that have their cash flows more heavily weighted further into the future. Third, underexposure in energy and materials has been a drag amid the preference for commodities—which have gained strength due to the Russia/Ukraine conflict.

DETAILS OF THE QUARTER

From a sector perspective, our stock selections in industrials, consumer discretionary, financials and communication services were some of the Fund’s largest sources of weakness relative to the benchmark in the first quarter. Our underexposure in energy and materials and our overexposure and stock selections in information technology also impaired relative performance. On the other hand, our stock selections and underexposure in health care were advantageous.

The Fund’s largest individual detractor from performance was Grid Dynamics Holdings, Inc. The company serves Fortune 1000 businesses by providing digital-transformation consulting and implementation services. We see strong demand for Grid’s services in a digital-revolution era. During the quarter, the stock was down because a portion of Grid’s workers are in Ukraine. At the onset of Russia’s invasion, the company quickly shifted work to other areas and relocated its Ukrainian employees to safer locations. Grid’s recent earnings have been strong, and customers haven’t shown signs of decreased spending.

GTY Technology Holdings, Inc. also detracted. The company offers a suite of cloud-based solutions for state and local governments spanning functions in procurement, payments, grant management, budgeting and permitting. GTY became a publicly traded entity through a special-purpose acquisition company (SPAC). Because the SPAC structure has become unpopular after a period of excessive speculation, we’re especially careful to invest in former SPACs like GTY only after they’ve had some success as operating businesses. Nevertheless, we underestimated the residual nervousness among investors.

The top contributor to Fund performance was specialty pharmaceutical company BioDelivery Sciences International, Inc. The stock rose after the company updated revenue guidance above that stated in previous communications. We continue to like the potential of BioDelivery’s lead drug, BELBUCA,® a partial opioid agonist that is effective in managing pain but is less addictive than full opioid agonists such as oxycodone. The stock rose even further based on a surprise announcement that Collegium Pharmaceutical, Inc. will acquire BioDelivery for a significant premium above the recent market price.

Evolution Petroleum Corp., an oil and gas exploration and production company, was also a strong contributor. Evolution acquires established oil and gas fields—and applies specialized technology to increase production rates. The stock has clearly benefited from higher energy prices. And we’ve been especially impressed with CEO Jason Brown, who joined the company in 2019. Prior to Mr. Brown’s arrival, Evolution’s balance sheet was overcapitalized. In our view, the balance sheet has now been properly utilized. Moreover, the company has continually raised its dividend, which we see as an additional indication of Mr. Brown’s appropriate financial management of Evolution.

OUTLOOK

We don’t think it makes sense to invest based on macro predictions. Still, we’re often asked to comment on how we think conditions will unfold. In this regard, we expect that cost inflation and disrupted supply chains will continue to be problems for much of 2022. We’ll also probably see a drop in consumer demand, which may cause the U.S. Federal Reserve to be somewhat less aggressive in raising interest rates.

When inflation starts to turn down and supply chains begin to function more normally—which may occur in late 2022 or 2023—we think the market environment will be especially good for micro- and small-cap companies. We also hope to see an end to the war in Ukraine, which could create a “peace dividend” in the market. But again, we don’t believe investors should make short-term moves in stock positions based on these views. Instead, we think it’s best to accept temporary volatility—and use that volatility to position portfolios based on long-term assessments of company fundamentals.

Going forward, we like the prime characteristics of our companies—namely, strong competitive positions, excellent management teams, significant returns on capital, positive cash flows and healthy balance sheets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	–13.76%	–5.63%	16.97%	15.41%

Micro Cap Value (WGMVX) — Institutional	–13.53%	–5.60%	17.07%	15.46%

Russell Microcap® Index	–10.05%	–10.99%	9.86%	11.14%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.66% / Institutional Class—Gross: 1.61%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

JDC Group AG	2.6%

Esquire Financial Holdings, Inc.	2.3%

Veeco Instruments, Inc.	2.2%

Evolution Petroleum Corp.	2.2%

Skyline Champion Corp.	2.0%

Company	% of Net Assets

Addus HomeCare Corp.	1.9%

Sterling Construction Co., Inc.	1.8%

Full House Resorts, Inc.	1.8%

A-Mark Precious Metals, Inc.	1.7%

Instem PLC	1.7%

*

As of March 31, 2022, there were 87 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

During the first quarter of 2022, the benchmark Russell 2000® Growth Index fell -12.63% while the Russell 2000 Index declined -7.53%. Underperforming its benchmark, the Wasatch Small Cap Growth Fund—Investor Class dropped -18.17%.

We think there were three main reasons for the Fund’s underperformance during the quarter. First, most of our stocks had strong gains over the preceding several years—so an eventual period of consolidation was to be expected. Second, the prospect of rising interest rates was perceived to be especially detrimental to growth companies whose earnings and cash flows are more heavily weighted further into the future. Third, the war in Ukraine boosted commodity prices and general inflationary pressures—but the Fund typically avoids undifferentiated energy and materials companies.

If macro events haven’t changed our three- to five-year outlook for a company, we don’t respond much…if at all. We’ve always focused on long-duration growth companies, and we don’t change our process in an effort to “time” a rotation in styles.

DETAILS OF THE QUARTER

The greatest detractor from Fund performance was Kornit Digital Ltd. The company makes machines for the environmentally sustainable printing of designs and images on clothing and fabrics. The Covid-19 pandemic highlighted the advantages of Kornit’s on-demand technology, which reduces the need for inventory on hand and in supply chains. Having run up in price significantly during 2021, the stock pulled back in the first quarter of 2022 amid fears that inflation may force the U.S. Federal Reserve to raise interest rates more aggressively. While other investors pondered this possibility, we considered Kornit’s fundamental strengths—a large and growing addressable market, talented management team, recurring revenue streams and attractive business model with relatively few competitors. We think Kornit is positioned for continued market-share gains and annual revenue growth north of 30%.

Another significant detractor was Medpace Holdings, Inc., a provider of clinical research services for biotechnology companies. Despite strong fourth-quarter results, Medpace indicated that request-for-proposal (RFP) volume was down in January, so some investors anticipated fewer bookings in the coming months. We, however, know that Medpace’s pipeline can be volatile, and that RFP volume can be an unreliable reporting metric. Based on our research, we continue to have a positive outlook for Medpace. In addition to admiring the company’s business model, management team and solid balance sheet, we like the fact that Medpace serves small biotechnology firms, giving us exposure to biotech without the often “all or nothing” nature of the industry.

The top contributor to Fund performance was HealthEquity, Inc., the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their HSAs and can compare treatment options, pay medical bills, and receive personalized benefit and clinical information. HealthEquity reported strong growth in its HSA business, with total HSA assets increasing 37% year-over-year and the number of HSAs on the company’s platform up 25% from a year ago. Management’s upwardly revised forecasts for revenues and earnings in the current fiscal year also cheered investors. We believe HealthEquity is largely insulated from supply-chain constraints and rising materials costs, and is well-situated for an environment of higher interest rates.

Intra-Cellular Therapies, Inc. was also a contributor. The company develops therapeutics for central nervous system disorders. Intra-Cellular reported robust prescription growth for Caplyta, which was recently approved for the treatment of bipolar depression in adults. Previously labeled for schizophrenia, the drug’s appeal for treating bipolar depression is enhanced by its favorable safety and tolerability profile. Intra-Cellular aims to expand approval of Caplyta to treat major depressive disorder, certain neurologically based sleep disorders and Parkinson’s disease. A post-Covid environment in which patients are returning to in-person health-care visits should also support prescriptions. Now that Intra-Cellular has proven the efficacy of its intellectual property, we view it as a developing pharmaceutical business rather than as a biotech “lottery ticket.”

OUTLOOK

Like investors everywhere, we at Wasatch engage in discussions about world-wide events. These discussions, however, rarely lead to specific views on the road ahead. Conversely, we can always explain our evaluations of individual companies. That’s why we usually confine our investment decisions to company fundamentals.

Because we’re pleased with our current holdings, we haven’t made many changes to the Fund’s portfolio recently. We think our companies, now tested by supply-chain disruptions and rising costs, may have made competitive inroads and are positioned for even better market-share gains. As always, our job is to find great long-duration growth companies selling at reasonable stock prices.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	–19.34%	–14.84%	18.07%	13.26%

Small Cap Growth (WIAEX) — Institutional	–19.29%	–14.76%	18.21%	13.36%

Russell 2000® Growth Index	–12.62%	–14.33%	10.33%	11.21%

Russell 2000® Index	–5.55%	–5.79%	9.74%	11.04%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.12% / Institutional Class—Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Ensign Group, Inc.	4.1%

CyberArk Software Ltd.	4.0%

Rapid7, Inc.	3.8%

Medpace Holdings, Inc.	3.5%

HealthEquity, Inc.	3.0%

Company	% of Net Assets

Globant SA	2.8%

Euronet Worldwide, Inc.	2.8%

Kornit Digital Ltd.	2.7%

Freshpet, Inc.	2.7%

Pinnacle Financial Partners, Inc.	2.6%

*

As of March 31, 2022, there were 65 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Portfolio Manager	OVERVIEW U.S. equities moved lower in the first quarter, as a litany of adverse developments led to heightened investor uncertainty. The markets were challenged by Russia’s invasion of Ukraine, ongoing supply-chain disruptions and surging energy prices. It also became apparent that the U.S. Federal Reserve intends to hike interest rates aggressively to stave off inflation. These factors led to underperformance for smaller companies in general. The Wasatch Small Cap Value Fund—Investor Class fell -9.88% and underperformed its benchmark, the Russell 2000® Value Index, which declined -2.40%.

Our approach tends to place the Fund at the “growthier” end of the value category, which was a positive for much of 2020–21 but proved to be a headwind during the quarter. In addition, a sizable underweight in energy was a hindrance. Energy was the best-performing sector in the benchmark with a gain of over 43% driven by surging prices for oil and natural gas. Our overweight positions in the industrials and consumer-discretionary sectors were vulnerable to the macroeconomic forces that affected market performance in the first quarter.

In our 20-plus years of managing the Fund, we have witnessed other periods when events led to wide divergences in performance among the various segments of the market. During these times, we maintained our conviction that good companies with attractive valuations are likely to outperform over time. We think our steady, bottom-up approach is a key factor in the Fund’s outperformance of the Russell 2000 Value Index over the five-year, 10-year and since-inception periods ended March 31, 2022.

DETAILS OF THE QUARTER

The underperformance of our holdings in the industrials and consumer-discretionary sectors illustrated the impact of macroeconomic factors during the quarter. With investors expecting an increasing number of rate hikes before year-end, stocks with higher interest-rate sensitivity generally lagged. This weighed on the stocks of homebuilders LGI Homes, Inc., Skyline Champion Corp. and Toll Brothers, Inc. Producers of building products, such as Trex Co., Inc., were similarly affected by fears of a slowdown in housing construction. We maintained these positions, remaining confident in each company’s fundamentals.

Companies with international exposure were hurt by increased supply-chain disruptions. Altra Industrial Motion Corp. felt these pressures in the first quarter, as did Janus International Group, Inc. We continue to hold both companies, considering them well-positioned to grow once shorter-term issues have dissipated.

On the positive side, energy-sector holdings Cactus, Inc. and Magnolia Oil & Gas Corp. were two of the Fund’s top contributors for the quarter. We had maintained a low or zero weighting in energy for some time coming into 2020, but the sector’s downturn led us to establish positions in these higher-quality companies at compelling prices. In our energy-sector holdings, we aim to own well-positioned companies with sound balance sheets and skilled management teams that we believe can navigate positive and negative oil-price movements.

Health care was another area of strength for the Fund. Because this sector tends to have lower sensitivity to macroeconomic trends, company-level developments are more likely to be reflected in performance. HealthEquity, Inc., a custodian of health-savings accounts, was a top performer. We bought the stock at what we considered an attractive price during a stretch of poor performance in 2021. The stock has since rebounded on strength in HealthEquity’s core business and anticipation of higher yields on its cash holdings.

Consistent with our steady, longer-term approach, we avoided making broad portfolio shifts. During times of rapid changes in the macroeconomic outlook, we seek to reconfirm the reasons why we hold each individual position. This process gave us confidence that our holdings have strong fundamentals across the board, with most meeting or exceeding our expectations. We did reduce or eliminate some positions that may remain challenged over the next several quarters, and we modestly increased exposure to the value-oriented side of our investment universe.

OUTLOOK

Our discussions with management teams suggest that company fundamentals remain solid, but there’s an increasing level of caution regarding the economic backdrop. While our portfolio companies continue to demonstrate healthy fundamentals, their management teams are being conservative as they assess the outlook for the remainder of the year. Amid this uncertainty, we remain focused on using market weakness as an opportunity to purchase shares of companies we wouldn’t typically expect to find in value territory. We believe using bottom-up research to identify companies whose stock prices have become disconnected from their fundamentals remains a prudent approach in both up and down markets.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	–3.93%	–2.10%	10.69%	12.19%

Small Cap Value (WICVX) — Institutional	–3.89%	–1.98%	10.86%	12.32%

Russell 2000® Value Index	1.85%	3.32%	8.57%	10.54%

Russell 2000® Index	–5.55%	–5.79%	9.74%	11.04%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.16% / Institutional Class—Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kadant, Inc.	4.1%

Ensign Group, Inc.	4.0%

Bank OZK	3.6%

Magnolia Oil & Gas Corp., Class A	3.3%

Axos Financial, Inc.	2.9%

Company	% of Net Assets

Fabrinet	2.7%

FB Financial Corp.	2.7%

HealthEquity, Inc.	2.5%

Euronet Worldwide, Inc.	2.5%

Innospec, Inc.	2.4%

*

As of March 31, 2022, there were 58 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

Equities posted steep losses during the first quarter as macroeconomic issues, magnified by Russia’s invasion of Ukraine, weighed heavily on markets. Small-capitalization stocks underperformed as volatile financial markets caused some investors to seek the perceived safety of larger companies.

Growth stocks fared worse than value stocks in the quarter, with the benchmark Russell 2000® Growth Index down -12.63%. The Wasatch Ultra Growth Fund—Investor Class posted a larger decline of -16.69%.

Rising interest rates posed strong headwinds for growth stocks as the Federal Reserve (Fed) began tightening monetary policy to rein in inflation. Because the cash flows of growth companies typically occur further into the future, higher rates make the income streams of these businesses less valuable in the present, lowering their valuations.

DETAILS OF THE QUARTER

Industrials were the Fund’s largest source of weakness relative to the benchmark during the first quarter. The Fund’s underweight position in energy also hurt performance by limiting exposure to what was the highest-returning sector of the Index. Significant exposure to energy doesn’t align with our preference for dynamic, high-quality companies.

The Fund’s area of greatest strength against the benchmark was health care, driven by outperformance in the pharmaceuticals and health-care providers & services industries. Health-care stocks in general performed poorly in the quarter, weighed down by biotechnology—which was stung by several setbacks in clinical trials, and a resurgence of Covid-19 in December and January.

The largest individual detractor from Fund performance for the quarter was Kornit Digital Ltd. The company makes machines for environmentally sustainable printing on clothing and fabrics. The Covid-19 pandemic highlighted the advantages of Kornit’s on-demand technology, which reduces the need for inventory on hand and in supply chains. Having run up in price significantly during 2021, the stock pulled back in the first quarter of 2022 amid fears that inflation may force the Fed to raise interest rates more aggressively. While other investors pondered this possibility, we considered Kornit’s fundamental strengths—a large and growing addressable market, talented management team, recurring revenue streams and attractive business model with relatively few competitors. We think Kornit is well-positioned for continued market-share gains.

Trex Co., Inc. was another significant detractor. The company manufactures wood-alternative decking primarily from recycled materials. Although higher energy and logistics costs squeezed margins in the company’s most recently reported quarter, Trex raised prices with little impact on demand. We believe the company’s leading position in its product category leaves it well-positioned to pass along future cost increases as well. Moreover, higher oil prices aren’t likely to significantly affect costs for the recycled plastic from which the company’s products are made.

The strongest contributor to Fund performance for the quarter was Intra-Cellular Therapies, Inc., which develops therapeutics for central nervous system disorders. Intra-Cellular reported robust prescription growth for Caplyta, which was recently approved for the treatment of bipolar depression Type 1 and Type 2 in adults. Previously labeled for schizophrenia, the drug’s appeal for treating bipolar depression is enhanced by its favorable safety and tolerability profile. Intra-Cellular aims to expand approval for Caplyta to treat major depressive disorder, certain neurologically based sleep disorders and Parkinson’s disease. A post-Covid environment in which patients are returning to in-person health-care visits should also support prescriptions.

HealthEquity, Inc., the largest U.S. non-bank custodian for health-savings accounts (HSAs), was also a significant contributor. Account holders have online access to their HSAs and can compare treatment options, pay medical bills, and receive personalized benefit and clinical information. HealthEquity reported strong growth in its HSA business, with total HSA assets increasing 37% year-over-year and the number of HSAs on the company’s platform up 25% from a year ago. Management’s upwardly revised forecasts for revenues and earnings in the current fiscal year also cheered investors. We believe HealthEquity is largely insulated from supply-chain constraints and rising materials costs, and is well-situated for an environment of higher interest rates.

OUTLOOK

While faster-than-expected increases in interest rates would affect growth stocks negatively, we believe the impact on our portfolio companies would likely be more muted. The Fund tends to own businesses that are less dependent on borrowing and less sensitive to economic cycles.

We’ve been looking closer at companies whose cash flows are more likely to be realized sooner rather than later. We think these companies may find better valuation support amid rising interest rates. Moreover, high-quality companies with attractive rates of earnings growth can often withstand moderate contractions in their valuation multiples without seeing their stock prices get crushed.

We make no forecasts as to how high inflation may go or how long it may last. With the U.S. labor market likely to remain tight for some time, we want to own companies that can hire, attract talent and absorb rising labor costs without disrupting their business models.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	–18.39%	–15.98%	22.97%	16.63%

Ultra Growth (WGMCX) — Institutional	–18.36%	–15.90%	23.01%	16.65%

Russell 2000® Growth Index	–12.62%	–14.33%	10.33%	11.21%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.16% / Institutional Class—Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Intra-Cellular Therapies, Inc.	4.2%

Freshpet, Inc.	3.6%

Five Below, Inc.	2.9%

Paylocity Holding Corp.	2.9%

Inspire Medical Systems, Inc.	2.7%

Company	% of Net Assets

CyberArk Software Ltd.	2.6%

Kornit Digital Ltd.	2.6%

Five9, Inc.	2.6%

Castle Biosciences, Inc.	2.6%

Silk Road Medical, Inc.	2.5%

*

As of March 31, 2022, there were 75 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2022 (Unaudited)

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

DETAILS OF THE QUARTER

The Wasatch-Hoisington U.S. Treasury Fund, which is invested in long-dated U.S. Treasury securities (bonds with maturities longer than 20 years), declined -11.96% in the first quarter of 2022 compared to a decline of -5.93% for the benchmark Bloomberg US Aggregate Bond Index. Thirty-year Treasury bond yields closed at 2.44% at the end of March, up from 1.903% at the end of 2021.

During the first quarter, three factors put upward pressure on long-term Treasury bond yields. First, all key measures of inflation accelerated on a year-over-year basis. Second, the U.S. Federal Reserve (Fed) finished its program of buying $120 billion of Treasury and mortgage-backed securities. Third, in March the Fed raised its policy interest rate for the first time since 2018. Sharply slower growth in real economic activity was overwhelmed by these three factors.

OVERVIEW

Disaster is a strong but appropriate word that applies perfectly to the state of monetary policy. Consider the following:

A.

The Fed, in reaction to the Covid-19 crisis, dropped the federal-funds rate to 0.25% and expanded total reserves of the depository institutions by a per annum average of 63% in 2020–21. This unprecedented growth was achieved by increasing total U.S. Treasury and other securities held outright by $4.5 trillion, equaling 70% of the $6.4 trillion increase in total Treasury securities outstanding. Consequently, the commercial bank deposit component of M2 (that accounts for about 78% of M2) surged by a record 20.5% over the past two years. This fact reveals the massive coordination of monetary and fiscal policy as the government checks that were deposited were directly funded by monetary largesse. In the face of an unsurpassed breakdown in product-delivery systems, this money creation caused a massive imbalance between the demand and supply of goods.

B.

The result of coordinated monetary and fiscal actions last year was a 5.7% increase in real gross domestic product (GDP) and a 10.1% rise in nominal GDP. Both increases were the highest since 1984. The Consumer Price Index (CPI) inflation rate jumped from 2.3% in the 12 months ended December 2019 to 8.5% in the 12 months ended March 2022, the fastest such increase in 40 years. Reversing the past monetary and fiscal excess liquidity error will take time and persistence by the Fed.

Most Americans have suffered a substantial fall in their standard of living. In the latest available 12-month change, 116.2 million American wage and salary workers suffered a 3.7% decline in their inflation-adjusted paychecks, the largest drop since 1980. That alone more than offset the gain in income going to the 6.5 million newly employed. Inflationary damage to 70 million retired Americans cannot be calculated in precise terms, but qualitatively the situation is not good. Summing those whose incomes trailed price increases (116.2 + 70) yields a figure of over 180 million Americans, a huge imbalance between those who benefited and those who were harmed.

The war in Ukraine has lifted bond yields by a quick 0.5 of a percentage point, elevating yields to nearly one full point above the year-end level of 1.9%. At this current level, the long end of the U.S. Treasury bond market has value considering the impending recessionary conditions, which have always reduced inflation and interest rates. In addition to the decline in the standard of living for many Americans, economic data suggesting negative growth ahead include: (1) The largest 12-month decline in real weekly earnings of 3.3% since this series began in 2000, which covers 72 million people; (2) Real-per-capita disposable income now stands 1.8% below year-ago levels and has fallen for seven consecutive months; (3) The composite index of the NFIB Small Business Survey sank to 93.2 in March, the lowest level since April 2020; (4) Interest-sensitive sectors such as housing and autos are already declining; (5) Inventories are rising rapidly and will accelerate further with any softness in demand causing cutbacks in production; and (6) Fiscal policy turns restrictive in 2022 and there is just a hint of early restraint in Fed policy as total reserves have declined by $425 billion since December and the main component of M2—other checkable deposits—has shown just 2% growth over the last three months.

In light of these and many other harbingers of recession, we believe the environment should be favorable for long-term bond investors. However, should Federal Reserve officials cease their efforts to calm inflation before it has been fully restrained, we think bond investors should be wary.

Thank you for the opportunity to manage your assets.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2022 (Unaudited)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	Six Months (Not annualized)	1 Year	5 Years	10 Years

U.S. Treasury	–7.55%	0.77%	4.32%	4.18%

Bloomberg US Aggregate Bond Index	–5.92%	–4.15%	2.14%	2.24%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.66%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/2046	19.7%

U.S. Treasury Principal Strip	8/15/2049	18.0%

U.S. Treasury Bond, 1.250%	5/15/2050	16.8%

U.S. Treasury Principal Strip	5/15/2049	13.0%

U.S. Treasury Bond, 3.000%	8/15/2048	11.9%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 1.375%	8/15/2050	7.2%

U.S. Treasury Principal Strip	2/15/2049	6.4%

U.S. Treasury Bond, 2.500%	2/15/2045	5.9%

U.S. Treasury Bond, 2.250%	8/15/2049	2.2%

*

As of March 31, 2022, there were 9 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions	MARCH 31, 2022 (Unaudited)

DEFINITIONS OF FINANCIAL TERMS

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

The Consumer Price Index (CPI), also called the cost-of-living index, is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation. The CPI is published monthly. The headline CPI includes volatile food and energy prices, while the core CPI excludes food and energy.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The term H-shares refers to the shares of companies incorporated in mainland China that are traded on the Hong Kong Stock Exchange. Many companies float their shares simultaneously on the Hong Kong market and one of the two mainland Chinese stock exchanges in Shanghai or Shenzhen. Such companies are known as A+H companies.

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The National Federation of Independent Business (NFIB) research center has collected small business economic trends data with quarterly surveys since the fourth quarter of 1973 and monthly surveys since 1986. Survey respondents are drawn from NFIB’s membership. The Small Business Optimism Index report is released on the second Tuesday of each month.

The price/earnings (P/E) ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

A special purpose acquisition company (SPAC), also known as a “blank check company,” is a company with no commercial operations that is formed specifically to raise capital through an initial public offering for the purpose of acquiring an existing company.

Valuation is the process of determining the current worth of an asset or company.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The FTSE 3-Month US Treasury Bill Index is intended to track the daily performance of 3-month U.S. Treasury bills.

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 24 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries.

The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red

Wasatch Funds Management Discussions	MARCH 31, 2022 (Unaudited)

chips, P chips and foreign listings (e.g. ADRs). The index covers about 85% of this China equity universe. Currently, the index includes large-cap A and mid-cap A shares represented at 20% of their free float adjusted market capitalization.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. This index is a free float adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 24 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free float adjusted market capitalization.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed-market countries, excluding the United States.

The MSCI World ex USA Small Cap Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI

Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index is a market-cap weighted index that includes the smallest 2,500 small- and mid-cap stocks covered in the broad-based Russell 3000 of U.S.-based listed equities.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth, Russell 2000 Value and Russell Microcap vest in the relevant London Stock Exchange Group PLC (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

You cannot invest directly in these or any indexes.

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Operating Expenses

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2022.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2022. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2021	End of Period March 31, 2022
Core Growth Fund — Investor Class
Actual	$1,000.00	$888.80	$5.46	1.16%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.84	1.16%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$889.30	$4.95	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$966.30	$7.11	1.45%
Hypothetical (5% before expenses)	$1,000.00	$1,017.70	$7.29	1.45%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$965.20	$6.61	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$836.60	$5.54	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$836.30	$4.94	1.08%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$864.50	$8.55	1.84%
Hypothetical (5% before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$866.50	$8.10	1.74%
Hypothetical (5% before expenses)	$1,000.00	$1,016.26	$8.75	1.74%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$783.20	$9.56	2.15%
Hypothetical (5% before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$782.80	$8.53	1.92%
Hypothetical (5% before expenses)	$1,000.00	$1,015.36	$9.65	1.92%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$851.60	$6.65	1.44%
Hypothetical (5% before expenses)	$1,000.00	$1,017.75	$7.24	1.44%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$851.80	$6.19	1.34%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.74	1.34%
Global Select Fund — Investor Class
Actual	$1,000.00	$834.60	$6.17	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Global Select Fund — Institutional Class
Actual	$1,000.00	$836.60	$4.35	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Global Value Fund — Investor Class
Actual	$1,000.00	$1,095.40	$5.75	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$1,096.40	$4.97	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Greater China Fund — Investor Class
Actual	$1,000.00	$804.70	$6.84	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.35	$7.64	1.52%
Greater China Fund — Institutional Class
Actual	$1,000.00	$802.40	$5.71	1.27%
Hypothetical (5% before expenses)	$1,000.00	$1,018.60	$6.39	1.27%
International Growth Fund — Investor Class
Actual	$1,000.00	$824.10	$6.46	1.42%
Hypothetical (5% before expenses)	$1,000.00	$1,017.85	$7.14	1.42%

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2021	End of Period March 31, 2022
International Growth Fund — Institutional Class
Actual	$1,000.00	$824.50	$6.00	1.32%
Hypothetical (5% before expenses)	$1,000.00	$1,018.35	$6.64	1.32%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$754.80	$8.49	1.94%
Hypothetical (5% before expenses)	$1,000.00	$1,015.26	$9.75	1.94%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$756.30	$8.28	1.89%
Hypothetical (5% before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
International Select Fund — Investor Class
Actual	$1,000.00	$804.10	$5.85	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
International Select Fund — Institutional Class
Actual	$1,000.00	$805.30	$4.05	0.90%
Hypothetical (5% before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Long/Short Alpha Fund — Investor Class
Actual	$1,000.00	$1,004.00	$11.19	2.24%
Hypothetical (5% before expenses)	$1,000.00	$1,013.76	$11.25	2.24%
Long/Short Alpha Fund — Institutional Class
Actual	$1,000.00	$1,005.00	$10.20	2.04%
Hypothetical (5% before expenses)	$1,000.00	$1,014.76	$10.25	2.04%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$804.90	$7.42	1.65%
Hypothetical (5% before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$805.20	$7.07	1.57%
Hypothetical (5% before expenses)	$1,000.00	$1,017.10	$7.90	1.57%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$862.40	$7.71	1.66%
Hypothetical (5% before expenses)	$1,000.00	$1,016.65	$8.35	1.66%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$864.70	$7.44	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$806.60	$5.13	1.14%
Hypothetical (5% before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$807.10	$4.73	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$960.70	$5.62	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$961.10	$5.13	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$816.10	$5.30	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$5.89	1.17%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$816.40	$4.75	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
U.S. Treasury Fund
Actual	$1,000.00	$924.50	$3.12	0.65%
Hypothetical (5% before expenses)	$1,000.00	$1,021.69	$3.28	0.65%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Airlines 1.1%
247,238	Allegiant Travel Co.*	$40,148,979

	Application Software 7.0%
315,850	Avalara, Inc.*	31,430,234
1,638,250	Clearwater Analytics Holdings, Inc., Class A*	34,403,250
333,718	Five9, Inc.*	36,842,467
494,490	Guidewire Software, Inc.*	46,788,644
217,743	Paylocity Holding Corp.*	44,804,977
868,005	Q2 Holdings, Inc.*	53,512,508

		247,782,080

	Asset Management & Custody Banks 6.5%
888,453	Cohen & Steers, Inc.	76,309,228
1,407,222	Focus Financial Partners, Inc., Class A*	64,366,334
1,166,961	Hamilton Lane, Inc., Class A	90,194,416

		230,869,978

	Auto Parts & Equipment 3.7%
6,632,747	Holley, Inc.* ‡‡	92,261,511
717,360	XPEL, Inc.*	37,740,309

		130,001,820

	Automotive Retail 1.0%
788,623	Monro, Inc.	34,967,544

	Building Products 3.1%
4,839,362	Janus International Group, Inc.*	43,554,258
997,729	Trex Co., Inc.*	65,181,636

		108,735,894

	Commodity Chemicals 1.2%
1,390,548	Valvoline, Inc.	43,885,695

	Data Processing & Outsourced Services 2.1%
560,120	Euronet Worldwide, Inc.*	72,899,618

	Distillers & Vintners 1.3%
2,431,237	Duckhorn Portfolio, Inc.*	44,224,201

	Distributors 2.2%
184,642	Pool Corp.	78,075,870

	Electronic Equipment & Instruments 2.6%
641,831	Novanta, Inc.*	91,326,133

	Electronic Manufacturing Services 1.9%
639,613	Fabrinet*	67,242,515

	Financial Exchanges & Data 4.9%
426,513	Morningstar, Inc.	116,510,556
2,996,643	Open Lending Corp., Class A*	56,666,519

		173,177,075

	General Merchandise Stores 1.6%
1,301,496	Ollie’s Bargain Outlet Holdings, Inc.*	55,912,268

Shares		Value

	Health Care Facilities 3.0%
1,189,248	Ensign Group, Inc.	$107,044,212

	Health Care Supplies 1.7%
1,966,474	Neogen Corp.*	60,646,058

	Home Improvement Retail 1.4%
623,619	Floor & Decor Holdings, Inc., Class A*	50,513,139

	Homebuilding 1.0%
402,192	Installed Building Products, Inc.	33,981,202

	Industrial Machinery 9.6%
2,029,744	Altra Industrial Motion Corp.	79,017,934
991,054	Helios Technologies, Inc.	79,532,084
516,438	Kadant, Inc.	100,287,095
401,641	RBC Bearings, Inc.*	77,870,157

		336,707,270

	Insurance Brokers 1.7%
345,377	Goosehead Insurance, Inc., Class A	27,136,271
3,000,000	Hagerty, Inc., Class A*	32,370,000

		59,506,271

	Interactive Media & Services 2.2%
3,395,572	ZipRecruiter, Inc., Class A*	78,030,244

	IT Consulting & Other Services 1.9%
250,557	Globant SA*	65,663,473

	Leisure Products 2.7%
1,790,072	Callaway Golf Co.*	41,923,486
881,591	YETI Holdings, Inc.*	52,877,828

		94,801,314

	Life Sciences Tools & Services 5.9%
406,475	ICON PLC*	98,862,850
661,555	Medpace Holdings, Inc.*	108,223,782

		207,086,632

	Managed Health Care 3.1%
1,603,632	HealthEquity, Inc.*	108,148,942

	Metal & Glass Containers 1.6%
1,737,597	TriMas Corp.	55,759,488

	Packaged Foods & Meats 1.2%
421,950	Freshpet, Inc.*	43,308,948

	Pharmaceuticals 1.6%
925,700	Intra-Cellular Therapies, Inc.*	56,643,583

	Regional Banks 7.0%
2,650,535	Bank OZK	113,177,844
872,287	Eagle Bancorp, Inc.	49,729,082
1,507,664	Webster Financial Corp.	84,610,104

		247,517,030

	Semiconductors 1.5%
105,934	Monolithic Power Systems, Inc.	51,450,025

Wasatch Core Growth Fund (WGROX / WIGRX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Specialized Consumer Services 1.2%
2,745,985	Mister Car Wash, Inc.*	$40,613,118

	Specialized REITs 1.4%
798,772	National Storage Affiliates Trust	50,130,931

	Specialty Chemicals 2.3%
602,230	Balchem Corp.	82,324,841

	Specialty Stores 3.8%
648,644	Five Below, Inc.*	102,725,750
752,585	National Vision Holdings, Inc.*	32,790,129

		135,515,879

	Systems Software 3.2%
663,394	CyberArk Software Ltd.*	111,947,737

	Total Common Stocks (cost $2,575,707,679)	3,496,590,007

	WARRANTS 0.1%

	Insurance Brokers 0.1%
540,000	Hagerty, Inc., expiring 12/2/2026* *** †	1,204,200

	Total Warrants (cost $1,859,173)	1,204,200

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$28,707,850	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $31,759,200 of United States Treasury Notes 1.125% due 8/31/28; value: $29,282,068; repurchase proceeds: $28,707,850 (cost $28,707,850)	$28,707,850

	Total Short-Term Investments (cost $28,707,850)	28,707,850

	Total Investments (cost $2,606,274,702) 100.1%	3,526,502,057

	Liabilities less Other Assets (0.1%)	(2,833,584)

	Net Assets 100.0%	$3,523,668,473

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2022 amounted to approximately $1,204,200 and represented 0.03% of net assets.

‡‡Affiliated company (see Note 8).

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Ireland	2.8
Israel	3.2
United States	94.0

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 102.3%

	Apparel, Accessories & Luxury Goods 3.9%
44,927	Page Industries Ltd.	$25,505,333

	Commodity Chemicals 2.9%
2,095,613	Berger Paints India Ltd.	19,310,814

	Consumer Finance 9.5%
659,483	Bajaj Finance Ltd.	62,629,973

	Department Stores 6.1%
2,386,459	Trent Ltd.	39,940,720

	Diversified Banks 7.9%
1,883,991	HDFC Bank Ltd.	36,285,308
698,700	Kotak Mahindra Bank Ltd.	16,046,783

		52,332,091

	Food Retail 4.6%
576,862	Avenue Supermarts Ltd.*	30,336,650

	Health Care Services 7.1%
835,095	Dr. Lal PathLabs Ltd.	28,599,190
3,178,246	Vijaya Diagnostic Centre Pvt. Ltd.*	18,296,148

		46,895,338

	Industrial Conglomerates 1.0%
24,570	3M India Ltd.*	6,367,096

	Industrial Machinery 6.0%
9,761,045	Elgi Equipments Ltd.	35,735,727
58,136	GMM Pfaudler Ltd.	3,472,542

		39,208,269

	Interactive Media & Services 4.0%
445,952	Info Edge India Ltd.	26,384,111

	IT Consulting & Other Services 16.8%
559,911	Larsen & Toubro Infotech Ltd.	45,145,631
893,721	Mindtree Ltd.	50,284,104
239,918	Persistent Systems Ltd.	15,005,312

		110,435,047

	Life Sciences Tools & Services 5.4%
620,413	Divi’s Laboratories Ltd.	35,885,231

	Personal Products 0.1%
3,220	Procter & Gamble Hygiene & Health Care Ltd.	611,564

	Property & Casualty Insurance 3.2%
1,195,817	ICICI Lombard General Insurance Co. Ltd.	20,859,876

	Regional Banks 6.1%
2,450,428	AU Small Finance Bank Ltd.*	40,007,779

	Research & Consulting Services 6.2%
605,893	L&T Technology Services Ltd.	40,517,472

	Specialty Chemicals 2.4%
388,528	Asian Paints Ltd.	15,721,468

Shares		Value

	Systems Software 4.7%
268,699	Tata Elxsi Ltd.	$31,149,125

	Thrifts & Mortgage Finance 4.4%
869,242	Aavas Financiers Ltd.*	29,283,664

	Total Common Stocks (cost $405,994,735)	673,381,621

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$9,027,191	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $9,986,700 of United States Treasury Notes 1.125% due 8/31/28; value: $9,207,764; repurchase proceeds: $9,027,191 (cost $9,027,191)	$9,027,191

	Total Short-Term Investments (cost $9,027,191)	9,027,191

	Total Investments (cost $415,021,926) 103.7%§	682,408,812

	Liabilities less Other Assets (3.7%)	(24,526,761)

	Net Assets 100.0%	$657,882,051

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 102.36%.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.3%

	Airport Services 4.5%
1,335,513	Grupo Aeroportuario del Pacifico SAB de CV, Class B*	$21,661,631

	Apparel, Accessories & Luxury Goods 2.4%
20,154	Page Industries Ltd.	11,441,549

	Consumer Finance 6.7%
340,389	Bajaj Finance Ltd.	32,326,161

	Data Processing & Outsourced Services 3.0%
456,220	Dlocal Ltd.*	14,261,437

	Department Stores 2.4%
704,913	Trent Ltd.	11,797,702

	Diversified Banks 8.1%
1,226,097	HDFC Bank Ltd.	23,614,395
1,996,052	NU Holdings Ltd.*	15,409,522
66,488	TCS Group Holding PLC, GDR* *** §§	47,871

		39,071,788

	Drug Retail 2.1%
2,050,330	Raia Drogasil SA	10,309,680

	Electrical Components & Equipment 6.8%
442,765	Voltronic Power Technology Corp.	22,344,360
1,436,902	WEG SA	10,523,891

		32,868,251

	General Merchandise Stores 0.2%
654,200	Magazine Luiza SA	937,113

	Industrial Machinery 2.2%
79,691	Airtac International Group	2,562,135
501,722	Techtronic Industries Co. Ltd.	8,038,320

		10,600,455

	Interactive Home Entertainment 4.2%
167,009	Sea Ltd., ADR*	20,006,008

	Internet & Direct Marketing Retail 8.0%
23,989	MercadoLibre, Inc.*	28,534,436
311,188	momo.com, Inc.	10,114,778

		38,649,214

	IT Consulting & Other Services 10.4%
99,620	Globant SA*	26,107,413
298,109	Larsen & Toubro Infotech Ltd.	24,036,533

		50,143,946

	Life & Health Insurance 4.1%
1,574,153	Discovery Ltd.*	19,608,733

Shares		Value

	Life Sciences Tools & Services 3.2%
164,024	Divi’s Laboratories Ltd.	$9,487,291
764,313	Wuxi Biologics Cayman, Inc.*	6,069,101

		15,556,392

	Managed Health Care 1.4%
2,754,700	Hapvida Participacoes e Investimentos SA	6,850,516

	Property & Casualty Insurance 2.5%
412,619	ICICI Lombard General Insurance Co. Ltd.	7,197,741
857,244	Qualitas Controladora SAB de CV	4,912,883

		12,110,624

	Regional Banks 3.4%
993,818	AU Small Finance Bank Ltd.*	16,225,921

	Semiconductor Equipment 3.7%
106,500	Lasertec Corp.	17,717,766

	Semiconductors 12.0%
210,540	ASPEED Technology, Inc.	23,700,257
231,959	Silergy Corp.	27,197,373
783,357	Sino Wealth Electronic Ltd., Class A	7,027,519

		57,925,149

	Specialized Finance 4.6%
2,521,706	Chailease Holding Co. Ltd.	22,118,696

	Specialty Chemicals 1.5%
180,771	Asian Paints Ltd.	7,314,751

	Systems Software 1.9%
79,956	Tata Elxsi Ltd.	9,268,957

	Total Common Stocks (cost $463,471,317)	478,772,440

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.4%

	Repurchase Agreement 6.4%
$31,016,489	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $34,313,200 of United States Treasury Notes 1.125% due 8/31/28; value: $31,636,863; repurchase proceeds: $31,016,489 (cost $31,016,489)	$31,016,489

	Total Short-Term Investments (cost $31,016,489)	31,016,489

	Total Investments (cost $494,487,806) 105.7%§	509,788,929

	Liabilities less Other Assets (5.7%)	(27,497,285)

	Net Assets 100.0%	$482,291,644

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 66.19%.

§§The aggregate value of illiquid holdings at March 31, 2022 amounted to approximately $47,871 and represented 0.01% of net assets.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	9.2
China	2.7
Hong Kong	1.7
India	31.9
Japan	3.7
Mexico	5.5
Russia	0.0
Singapore	4.2
South Africa	4.1
Taiwan	22.6
United States	11.4
Uruguay	3.0

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 101.9%

	Airport Services 2.9%
2,276,625	Grupo Aeroportuario del Centro Norte SAB de CV	$17,035,198

	Asset Management & Custody Banks 1.4%
17,554,351	VEF AB*	8,206,751

	Commodity Chemicals 1.9%
1,197,391	Berger Paints India Ltd.	11,033,809

	Communications Equipment 1.9%
1,428,000	Accton Technology Corp.	10,979,908

	Consumer Finance 2.7%
3,802,075	Muangthai Capital Public Co. Ltd.	6,003,277
2,592,400	Ngern Tid Lor Public Co. Ltd.*	3,001,726
5,754,377	Unifin Financiera SAB de CV*	6,992,624

		15,997,627

	Department Stores 4.2%
1,469,918	Trent Ltd.	24,601,128

	Diversified Banks 0.0%
68,809	TCS Group Holding PLC, GDR* *** §§	49,542

	Drug Retail 4.4%
536,146	Clicks Group Ltd.	11,339,327
2,902,850	Raia Drogasil SA	14,596,408

		25,935,735

	Electrical Components & Equipment 5.6%
659,863	Voltronic Power Technology Corp.	33,300,320

	Electronic Equipment & Instruments 2.7%
1,535,616	Chroma ATE, Inc.	9,576,118
11,780	Honeywell Automation India Ltd.	6,146,903

		15,723,021

	Electronic Manufacturing Services 1.5%
83,296	Fabrinet*	8,756,908

	Health Care Facilities 1.3%
27,060,361	Cleopatra Hospital*	7,379,899

	Health Care Services 2.2%
384,446	Dr. Lal PathLabs Ltd.	13,165,980

	Health Care Supplies 0.0%
100,972	Shanghai Kindly Medical Instruments Co. Ltd., Class H	205,829

	Home Improvement Retail 2.1%
3,561,000	MR DIY Group M Berhad	2,926,142
17,962,097	Wilcon Depot, Inc.	9,372,435

		12,298,577

Shares		Value

	Hotels, Resorts & Cruise Lines 0.8%
1,394,570	Huazhu Group Ltd.	$4,657,576

	Human Resource & Employment Services 0.3%
127,813	Grupa Pracuj SA*	1,913,815
482,457	HeadHunter Group PLC, ADR*** §§	144,737

		2,058,552

	Industrial Machinery 0.9%
1,523,365	Elgi Equipments Ltd.	5,577,124

	Insurance Brokers 0.5%
2,668,953	TQM Corp. Public Co. Ltd.	3,210,771

	Interactive Media & Services 1.9%
1,099,586	Baltic Classifieds Group PLC*	1,981,845
153,978	Info Edge India Ltd.	9,109,888

		11,091,733

	Internet & Direct Marketing Retail 2.8%
504,500	momo.com, Inc.	16,398,145

	IT Consulting & Other Services 15.6%
95,972	Globant SA*	25,151,382
293,061	Larsen & Toubro Infotech Ltd.	23,629,512
624,789	Mindtree Ltd.	35,152,979
123,581	Persistent Systems Ltd.	7,729,189

		91,663,062

	Life & Health Insurance 3.6%
1,697,913	Discovery Ltd.*	21,150,372

	Pharmaceuticals 0.0%
13,017,213	China Animal Healthcare Ltd.* *** §§	16,618

	Property & Casualty Insurance 3.6%
536,821	ICICI Lombard General Insurance Co. Ltd.	9,364,325
2,070,584	Qualitas Controladora SAB de CV	11,866,560

		21,230,885

	Regional Banks 5.7%
1,734,062	AU Small Finance Bank Ltd.*	28,311,777
726,462	Regional SAB de CV	5,105,322

		33,417,099

	Research & Consulting Services 4.6%
10,690,600	CTOS Digital Bhd	4,006,101
349,488	L&T Technology Services Ltd.	23,371,074

		27,377,175

	Semiconductor Equipment 1.7%
95,491	Tokai Carbon Korea Co. Ltd.	10,223,484

	Semiconductors 18.6%
248,774	ASPEED Technology, Inc.	28,004,217
144,761	LEENO Industrial, Inc.	21,863,541
83,735	Parade Technologies Ltd.	5,233,266
311,143	Silergy Corp.	36,481,758
1,446,240	Sino Wealth Electronic Ltd., Class A	12,974,262
558,000	Win Semiconductors Corp.	5,135,045

		109,692,089

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Specialty Stores 2.7%
4,042,300	Pet Center Comercio e Participacoes SA	$15,843,001

	Thrifts & Mortgage Finance 3.8%
658,823	Aavas Financiers Ltd.*	22,194,914

	Total Common Stocks (cost $395,724,864)	600,472,832

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$2,731,840	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $3,022,300 of United States Treasury Notes 1.125% due 8/31/28; value: $2,786,569; repurchase proceeds: $2,731,840 (cost $2,731,840)	$2,731,840

	Total Short-Term Investments (cost $2,731,840)	2,731,840

	Total Investments (cost $398,456,704) 102.4%§	603,204,672

	Liabilities less Other Assets (2.4%)	(13,902,286)

	Net Assets 100.0%	$589,302,386

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 78.40%.

§§The aggregate value of illiquid holdings at March 31, 2022, amounts to approximately $210,897 and represents 0.04% of net assets.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	5.1
China	3.0
Egypt	1.2
India	36.5
Malaysia	1.2
Mexico	6.8
Philippines	1.6
Poland	0.3
Russia	0.0
South Africa	5.4
South Korea	5.3
Sweden	1.4
Taiwan	24.2
Thailand	2.0
United Kingdom	0.3
United States	5.7

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.7%

	Airport Services 4.8%
185,400	Grupo Aeroportuario del Centro Norte SAB de CV	$1,387,284
83,300	Grupo Aeroportuario del Pacifico SAB de CV, Class B*	1,351,102

		2,738,386

	Asset Management & Custody Banks 10.2%
2,089,200	DCVFMVN Diamond ETF*	2,751,391
6,545,108	VEF AB*	3,059,872

		5,811,263

	Computer & Electronics Retail 2.8%
249,250	Mobile World Investment Corp.	1,587,625

	Consumer Finance 12.0%
53,486	Bajaj Finance Ltd.	5,079,474
869,200	Ngern Tid Lor Public Co. Ltd.*	1,006,442
643,651	Unifin Financiera SAB de CV*	782,154

		6,868,070

	Data Processing & Outsourced Services 4.4%
563	Adyen NV*	1,115,130
44,503	Dlocal Ltd.*	1,391,164

		2,506,294

	Distillers & Vintners 1.0%
269,860	Ginebra San Miguel, Inc.	578,886

	Diversified Banks 6.2%
542,471	Bank for Foreign Trade of Vietnam JSC	1,945,530
3,181	Credicorp Ltd.	546,719
138,497	NU Holdings Ltd.*	1,069,197
12,442	TCS Group Holding PLC, GDR* *** §§	8,958

		3,570,404

	Drug Retail 2.4%
276,700	Raia Drogasil SA	1,391,331

	Electrical Components & Equipment 2.9%
224,800	WEG SA	1,646,438

	Food Retail 1.3%
8,992	Dino Polska SA*	725,715

	Health Care Facilities 1.7%
3,532,003	Cleopatra Hospital*	963,248

	Home Improvement Retail 2.9%
3,232,200	Wilcon Depot, Inc.	1,686,528

	Human Resource & Employment Services 0.3%
11,641	Grupa Pracuj SA*	174,307
12,332	HeadHunter Group PLC, ADR*** §§	3,700

		178,007

Shares		Value

	Insurance Brokers 0.5%
235,997	TQM Corp. Public Co. Ltd.	$283,906

	Interactive Home Entertainment 4.1%
19,487	Sea Ltd., ADR*	2,334,348

	Internet & Direct Marketing Retail 7.0%
3,383	MercadoLibre, Inc.*	4,024,011

	IT Consulting & Other Services 13.3%
886,114	FPT Corp.	4,140,849
13,185	Globant SA*	3,455,393

		7,596,242

	Life & Health Insurance 5.1%
233,972	Discovery Ltd.*	2,914,516

	Managed Health Care 1.1%
259,100	Hapvida Participacoes e Investimentos SA	644,342

	Property & Casualty Insurance 3.7%
369,722	Qualitas Controladora SAB de CV	2,118,884

	Regional Banks 0.5%
44,000	Regional SAB de CV	309,217

	Semiconductor Equipment 2.8%
28,241	Camtek Ltd.*	860,221
6,834	Nova Ltd.*	744,086

		1,604,307

	Semiconductors 3.4%
6,000	ASPEED Technology, Inc.	675,413
11,000	Silergy Corp.	1,289,759

		1,965,172

	Specialty Stores 2.7%
386,565	Pet Center Comercio e Participacoes SA	1,515,066

	Wireless Telecommunication Services 2.6%
4,936,838	Safaricom PLC	1,461,216

	Total Common Stocks (cost $47,011,406)	57,023,422

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$599,924	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $663,700 of United States Treasury Notes 1.125% due 8/31/28; value: $611,933; repurchase proceeds: $599,924 (cost $599,924)	$599,924

	Total Short-Term Investments (cost $599,924)	599,924

	Total Investments (cost $47,611,330) 100.7%§	57,623,346

	Liabilities less Other Assets (0.7%)	(423,833)

	Net Assets 100.0%	$57,199,513

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 43.94%.

§§The aggregate value of illiquid holdings at March 31, 2022 amounted to approximately $12,658 and represented 0.02% of net assets.

ADR American Depositary Receipt.

ETF Exchange-Traded Fund.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	11.0
Egypt	1.7
India	8.9
Israel	2.8
Kenya	2.6
Mexico	10.4
Netherlands	1.9
Peru	1.0
Philippines	4.0
Poland	1.6
Russia	0.0
Singapore	4.1
South Africa	5.1
Sweden	5.4
Taiwan	3.4
Thailand	2.3
United States	13.1
Uruguay	2.4
Vietnam	18.3

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.8%

	Airlines 0.9%
12,495	Allegiant Travel Co.*	$2,029,063

	Application Software 6.1%
25,263	Five9, Inc.*	2,789,035
13,124	Paylocity Holding Corp.*	2,700,525
55,463	Q2 Holdings, Inc.*	3,419,294
896,472	Systena Corp.	3,142,242
302,646	Technology One Ltd.	2,566,970

		14,618,066

	Asset Management & Custody Banks 2.5%
54,913	Focus Financial Partners, Inc., Class A*	2,511,721
43,686	Hamilton Lane, Inc., Class A	3,376,491

		5,888,212

	Biotechnology 2.8%
348,392	Abcam PLC*	6,297,212
81,192	Sangamo Therapeutics, Inc.*	471,725

		6,768,937

	Building Products 1.8%
65,441	Trex Co., Inc.*	4,275,261

	Commodity Chemicals 1.0%
75,709	Valvoline, Inc.	2,389,376

	Data Processing & Outsourced Services 1.4%
18,117	Euronet Worldwide, Inc.*	2,357,928
10,500	GMO Payment Gateway, Inc.	1,069,699

		3,427,627

	Diversified Banks 0.0%
9,462	TCS Group Holding PLC, GDR* *** §§	6,813

	Diversified Real Estate Activities 1.2%
150,821	Patrizia AG	2,836,827

	Drug Retail 0.9%
41,400	Sugi Holdings Co. Ltd.	2,049,153

	Electrical Components & Equipment 2.5%
119,896	Voltronic Power Technology Corp.	6,050,612

	Financial Exchanges & Data 1.6%
198,753	Open Lending Corp., Class A*	3,758,419

	General Merchandise Stores 1.7%
96,781	Ollie’s Bargain Outlet Holdings, Inc.*	4,157,712

	Health Care Equipment 0.4%
5,354	DiaSorin SpA	836,258

	Health Care Facilities 3.2%
84,697	Ensign Group, Inc.	7,623,577

	Health Care Services 1.1%
75,690	Dr. Lal PathLabs Ltd.	2,592,127

Shares		Value

	Health Care Supplies 1.1%
63,421	Silk Road Medical, Inc.*	$2,618,653

	Health Care Technology 2.7%
119,650	JMDC, Inc.*	6,522,222

	Home Improvement Retail 0.5%
16,201	Floor & Decor Holdings, Inc., Class A*	1,312,281

	Homebuilding 1.2%
29,110	LGI Homes, Inc.*	2,843,465

	Human Resource & Employment Services 1.5%
132,500	SMS Co. Ltd.	3,633,692

	Industrial Machinery 6.3%
90,775	Altra Industrial Motion Corp.	3,533,871
29,139	Helios Technologies, Inc.	2,338,405
61,734	Kornit Digital Ltd.*	5,104,784
57,800	MISUMI Group, Inc.	1,720,754
12,482	RBC Bearings, Inc.*	2,420,010

		15,117,824

	Interactive Media & Services 1.8%
191,094	ZipRecruiter, Inc., Class A*	4,391,340

	IT Consulting & Other Services 7.3%
18,992	Endava PLC, ADR*	2,526,506
30,569	Globant SA*	8,011,218
116,473	Mindtree Ltd.	6,553,209
5,767	Persistent Systems Ltd.	360,688

		17,451,621

	Life Sciences Tools & Services 1.3%
19,051	Medpace Holdings, Inc.*	3,116,553

	Managed Health Care 2.2%
77,776	HealthEquity, Inc.*	5,245,213

	Packaged Foods & Meats 2.5%
58,000	Freshpet, Inc.*	5,953,120

	Pharmaceuticals 2.5%
191,713	Esperion Therapeutics, Inc.*	889,548
82,871	Intra-Cellular Therapies, Inc.*	5,070,877

		5,960,425

	Regional Banks 7.1%
563,617	AU Small Finance Bank Ltd.*	9,202,092
90,514	Bank OZK	3,864,948
66,364	Eagle Bancorp, Inc.	3,783,412

		16,850,452

	Research & Consulting Services 7.3%
30,107	BayCurrent Consulting, Inc.	10,898,073
98,887	L&T Technology Services Ltd.	6,612,803

		17,510,876

	Restaurants 0.6%
22,441	Domino’s Pizza Enterprises Ltd.	1,460,770

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Semiconductor Equipment 1.5%
32,702	Nova Ltd.*	$3,560,594

	Semiconductors 8.7%
57,000	ASPEED Technology, Inc.	6,416,427
29,541	Melexis NV	2,719,614
8,572	Monolithic Power Systems, Inc.	4,163,249
64,000	Silergy Corp.	7,504,050

		20,803,340

	Soft Drinks 0.5%
47,032	Fevertree Drinks PLC	1,098,143

	Specialty Stores 2.8%
41,518	Five Below, Inc.*	6,575,206

	Systems Software 5.2%
25,847	CyberArk Software Ltd.*	4,361,681
27,675	Rapid7, Inc.*	3,078,567
42,660	Tata Elxsi Ltd.	4,945,391

		12,385,639

	Thrifts & Mortgage Finance 2.0%
143,861	Aavas Financiers Ltd.*	4,846,495

	Trading Companies & Distributors 3.1%
85,445	Diploma PLC	2,933,393
205,924	Electrocomponents PLC	2,908,319
73,400	MonotaRO Co. Ltd.	1,575,334

		7,417,046

	Total Common Stocks (cost $172,183,228)	235,983,010

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$3,350,801	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $3,707,000 of United States Treasury Notes 1.125% due 8/31/28; value: $3,417,864; repurchase proceeds: $3,350,801 (cost $3,350,801)	$3,350,801

	Total Short-Term Investments (cost $3,350,801)	3,350,801

	Total Investments (cost $175,534,029) 100.2%§	239,333,811

	Liabilities less Other Assets (0.2%)	(549,914)

	Net Assets 100.0%	$238,783,897

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 45.80%.

§§The aggregate value of illiquid holdings at March 31, 2022 amounted to approximately $6,813 and represented 0.00% of net assets.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.7
Belgium	1.1
Germany	1.2
India	14.9
Israel	5.5
Italy	0.3
Japan	13.0
Russia	0.0
Taiwan	8.5
United Kingdom	6.7
United States	47.1

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Application Software 7.3%
9,956	Dassault Systemes SE	$489,124
2,441	Five9, Inc.*	269,487
570	HubSpot, Inc.*	270,716
3,064	Xero Ltd.*	232,213

		1,261,540

	Biotechnology 3.6%
34,269	Abcam PLC*	619,415

	Building Products 3.6%
23,134	Assa Abloy AB, Class B	621,832

	Consumer Finance 4.1%
7,476	Bajaj Finance Ltd.	709,983

	Data Processing & Outsourced Services 4.6%
7,840	Amadeus IT Group SA*	509,741
2,050	Block, Inc.*	277,980

		787,721

	Distributors 3.5%
1,413	Pool Corp.	597,487

	Diversified Banks 3.8%
33,784	HDFC Bank Ltd.	650,673
1,234	TCS Group Holding PLC, GDR* *** §§	889

		651,562

	Diversified Support Services 3.9%
5,318	Copart, Inc.*	667,249

	Drug Retail 1.3%
3,400	Tsuruha Holdings, Inc.	215,894

	Electronic Components 4.2%
9,629	Amphenol Corp., Class A	725,545

	Financial Exchanges & Data 7.1%
1,489	MarketAxess Holdings, Inc.	506,558
2,607	Morningstar, Inc.	712,154

		1,218,712

	Health Care Equipment 2.2%
2,457	DiaSorin SpA	383,766

	Health Care Supplies 3.5%
3,922	Coloplast A/S, Class B	593,942

	Health Care Technology 2.6%
8,300	JMDC, Inc.*	452,440

	Industrial Conglomerates 4.4%
1,589	Roper Technologies, Inc.	750,373

	Industrial Machinery 1.7%
9,500	MISUMI Group, Inc.	282,823

	Interactive Home Entertainment 1.5%
2,090	Sea Ltd., ADR*	250,361

Shares		Value

	Internet & Direct Marketing Retail 2.4%
341	MercadoLibre, Inc.*	$405,613

	IT Consulting & Other Services 5.0%
1,651	Globant SA*	432,678
5,323	Larsen & Toubro Infotech Ltd.	429,193

		861,871

	Life Sciences Tools & Services 3.6%
2,569	ICON PLC*	624,832

	Managed Health Care 3.0%
7,641	HealthEquity, Inc.*	515,309

	Regional Banks 3.8%
15,364	Bank OZK	656,043

	Research & Consulting Services 3.5%
1,646	BayCurrent Consulting, Inc.	595,816

	Semiconductors 4.3%
877	Monolithic Power Systems, Inc.	425,941
2,698	Silergy Corp.	316,343

		742,284

	Specialized Finance 2.1%
42,000	Chailease Holding Co. Ltd.	368,396

	Specialty Stores 2.5%
2,681	Five Below, Inc.*	424,590

	Trucking 4.6%
6,676	Lyft, Inc., Class A*	256,358
1,811	Old Dominion Freight Line, Inc.	540,910

		797,268

	Total Common Stocks (cost $15,737,793)	16,782,667

Wasatch Global Select Fund (WAGSX / WGGSX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.5%

	Repurchase Agreement 5.5%
$939,916	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $1,039,900 of United States Treasury Notes 1.125% due 8/31/28; value: $958,791; repurchase proceeds: $939,916 (cost $939,916)	$939,916

	Total Short-Term Investments (cost $939,916)	939,916

	Total Investments (cost $16,677,709) 103.2%§	17,722,583

	Liabilities less Other Assets (3.2%)	(549,075)

	Net Assets 100.0%	$17,173,508

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 43.51%.

§§The aggregate value of illiquid holdings at March 31, 2022 amounted to approximately $889 and represented 0.00% of net assets.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Global Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.4
Denmark	3.5
France	2.9
India	10.7
Ireland	3.7
Italy	2.3
Japan	9.2
Russia	0.0
Singapore	1.5
Spain	3.0
Sweden	3.7
Taiwan	4.1
United Kingdom	3.7
United States	50.3

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Aerospace & Defense 2.1%
320,000	BAE Systems PLC	$3,005,263

	Airlines 2.2%
169,000	Japan Airlines Co. Ltd.*	3,150,717

	Automobile Manufacturers 1.0%
31,000	General Motors Co.*	1,355,940

	Casinos & Gaming 2.4%
149,000	Kangwon Land, Inc.*	3,398,392

	Communications Equipment 2.1%
50,000	Ciena Corp.*	3,031,500

	Construction Materials 1.6%
39,000	HeidelbergCement AG	2,210,293

	Diversified Banks 11.1%
63,000	Citigroup, Inc.	3,364,200
330,000	ING Groep NV, ADR	3,441,900
33,500	JPMorgan Chase & Co.	4,566,720
183,941	United Overseas Bank Ltd.	4,303,852

		15,676,672

	Diversified Metals & Mining 2.9%
80,000	Anglo American PLC	4,156,986

	Electric Utilities 6.4%
44,500	Duke Energy Corp.	4,968,870
85,000	Exelon Corp.	4,048,550

		9,017,420

	Electrical Components & Equipment 2.4%
22,000	Eaton Corp. PLC	3,338,720

	Electronic Manufacturing Services 2.3%
900,000	Hon Hai Precision Industry Co. Ltd.	3,304,646

	Food Retail 2.5%
74,000	Seven & i Holdings Co. Ltd.	3,528,113

	Health Care Equipment 1.9%
166,000	Smith & Nephew PLC	2,640,208

	Health Care Services 2.9%
17,000	Cigna Corp.	4,073,370

	Homebuilding 2.0%
88,000	Bellway PLC	2,797,363

	Industrial REITs 2.4%
1,750,000	Mapletree Industrial Trust	3,464,491

	Integrated Oil & Gas 7.1%
155,000	Suncor Energy, Inc.	5,046,194
98,500	TotalEnergies SE	4,984,053

		10,030,247

Shares		Value

	Integrated Telecommunication Services 4.1%
113,000	Verizon Communications, Inc.	$5,756,220

	Interactive Media & Services 2.5%
16,200	Meta Platforms, Inc. Class A*	3,602,232

	Multi-Line Insurance 2.6%
124,000	AXA SA	3,630,016

	Office REITs 2.3%
185,000	Piedmont Office Realty Trust, Inc., Class A	3,185,700

	Oil & Gas Exploration & Production 3.0%
35,000	EOG Resources, Inc.	4,173,050

	Pharmaceuticals 7.9%
62,000	Bristol-Myers Squibb Co.	4,527,860
37,500	Johnson & Johnson	6,646,125

		11,173,985

	Property & Casualty Insurance 3.3%
76,000	Axis Capital Holdings Ltd.	4,595,720

	Railroads 3.3%
17,000	Union Pacific Corp.	4,644,570

	Regional Banks 2.5%
84,000	Bank OZK	3,586,800

	Reinsurance 3.6%
19,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,079,453

	Retail REITs 2.0%
116,000	Kimco Realty Corp.	2,865,200

	Soft Drinks 2.6%
97,950	Suntory Beverage & Food Ltd.	3,733,380

	Tobacco 2.9%
62,000	KT&G Corp.	4,124,861

	Total Common Stocks (cost $113,486,608)	138,331,528

Wasatch Global Value Fund (FMIEX / WILCX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$2,663,539	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $2,946,700 of United States Treasury Notes 1.125% due 8/31/28; value: $2,716,865; repurchase proceeds: $2,663,539 (cost $2,663,539)	$2,663,539

	Total Short-Term Investments (cost $2,663,539)	2,663,539

	Total Investments (cost $116,150,147) 99.8%§	140,995,067

	Other Assets less Liabilities 0.2%	230,735

	Net Assets 100.0%	$141,225,802

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 40.72%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.7
France	6.2
Germany	5.3
Japan	7.5
Netherlands	2.5
Singapore	5.6
South Korea	5.4
Taiwan	2.4
United Kingdom	9.1
United States	52.3

TOTAL	100.0%

Wasatch Greater China Fund (WAGCX / WGGCX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.1%

	Apparel, Accessories & Luxury Goods 1.9%
12,400	Shenzhou International Group Holdings Ltd.	$163,705

	Application Software 1.3%
14,500	Glodon Co. Ltd., Class A	112,984

	Commodity Chemicals 0.8%
4,740	Skshu Paint Co. Ltd., Class A	66,037

	Distillers & Vintners 4.6%
900	Kweichow Moutai Co. Ltd., Class A	242,461
6,000	Wuliangye Yibin Co. Ltd., Class A	145,669

		388,130

	Diversified Banks 4.2%
45,500	China Merchants Bank Co. Ltd., Class H	354,191

	Drug Retail 2.3%
30,570	Yifeng Pharmacy Chain Co. Ltd., Class A	192,061

	Electrical Components & Equipment 2.3%
2,400	Contemporary Amperex Technology Co. Ltd., Class A	192,048

	Health Care Equipment 4.8%
8,300	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	401,024

	Hotels, Resorts & Cruise Lines 2.7%
69,300	Huazhu Group Ltd.	231,448

	Industrial Machinery 9.9%
4,000	Airtac International Group	128,603
9,963	Shenzhen Inovance Technology Co. Ltd.	88,957
33,278	Techtronic Industries Co. Ltd.	533,162
9,000	Wuxi Lead Intelligent Equipment Co. Ltd.	82,204

		832,926

	Interactive Media & Services 1.6%
2,900	Tencent Holdings Ltd.	133,674

	Internet & Direct Marketing Retail 1.4%
6,300	Meituan, Class B*	119,347

	Life & Health Insurance 6.6%
33,800	AIA Group Ltd.	352,936
29,500	Ping An Insurance Group Co. of China Ltd., Class H	206,236

		559,172

	Life Sciences Tools & Services 8.0%
20,600	Hangzhou Tigermed Consulting Co. Ltd., Class A	347,398
41,187	Wuxi Biologics Cayman, Inc.*	327,049

		674,447

	Packaged Foods & Meats 5.9%
45,000	Chongqing Fuling Zhacai Group Co. Ltd., Class A	229,415
19,460	Foshan Haitian Flavouring & Food Co. Ltd., Class A	267,265

		496,680

Shares		Value

	Personal Products 5.6%
10,658	Proya Cosmetics Co. Ltd., Class A	$315,675
5,200	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	152,640

		468,315

	Regional Banks 1.1%
16,000	Bank of Ningbo Co. Ltd.	93,745

	Semiconductors 19.4%
8,700	SG Micro Corp., Class A	444,550
6,000	Silergy Corp.	703,505
54,024	Sino Wealth Electronic Ltd., Class A	484,651

		1,632,706

	Specialized Finance 8.7%
83,800	Chailease Holding Co. Ltd.	735,037

	Specialty Stores 2.3%
7,400	China Tourism Group Duty Free Corp. Ltd., Class A	190,347

	Systems Software 2.7%
31,300	Hangzhou Dptech Technologies Co. Ltd., Class A	136,211
5,300	Sangfor Technologies, Inc., Class A	92,867

		229,078

	Total Common Stocks (cost $9,801,594)	8,267,102

	Total Investments (cost $9,801,594) 98.1%§	8,267,102

	Other Assets less Liabilities 1.9%	161,635

	Net Assets 100.0%	$8,428,737

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 98.08%.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Greater China Fund’s investments, were in the following countries:

Country	%
China	70.3
Hong Kong	10.7
Taiwan	19.0

TOTAL	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.6%

	Aerospace & Defense 1.9%
731,778	CAE, Inc.*	$19,047,359

	Airport Services 1.8%
2,455,660	Grupo Aeroportuario del Centro Norte SAB de CV	18,374,856

	Apparel, Accessories & Luxury Goods 1.0%
364,515	Canada Goose Holdings, Inc.*	9,578,305

	Application Software 7.9%
339,134	Descartes Systems Group, Inc.*	24,829,768
142,604	Kinaxis, Inc.*	18,664,054
333,100	Rakus Co. Ltd.	4,470,964
4,292,718	Systena Corp.	15,046,491
1,794,836	Technology One Ltd.	15,223,362

		78,234,639

	Asset Management & Custody Banks 1.8%
1,008,743	Netwealth Group Ltd.	11,201,761
402,900	WealthNavi, Inc.*	6,691,257

		17,893,018

	Biotechnology 3.0%
1,671,488	Abcam PLC*	30,212,271

	Brewers 1.2%
129,140	Royal Unibrew A/S	12,064,988

	Commodity Chemicals 0.9%
927,869	Berger Paints India Ltd.	8,550,198

	Construction & Engineering 1.2%
1,788,346	Johns Lyng Group Ltd.	11,576,460

	Data Processing & Outsourced Services 0.9%
91,000	GMO Payment Gateway, Inc.	9,270,724

	Diversified Real Estate Activities 1.3%
689,237	Patrizia AG	12,964,015

	Diversified Support Services 0.6%
42,446	Boyd Group Services, Inc.	5,621,553

	Drug Retail 3.8%
265,164	Ain Holdings, Inc.	13,778,464
345,629	Clicks Group Ltd.	7,309,950
1,173,600	Raia Drogasil SA	5,901,216
212,500	Sugi Holdings Co. Ltd.	10,517,994

		37,507,624

	Electrical Components & Equipment 2.7%
528,485	Voltronic Power Technology Corp.	26,670,263

	Electronic Equipment & Instruments 2.0%
613,307	Halma PLC	20,065,627

Shares		Value

	General Merchandise Stores 0.6%
863,067	B&M European Value Retail SA	$6,038,271

	Health Care Equipment 1.7%
111,355	DiaSorin SpA	17,392,878

	Health Care Services 1.1%
329,842	Dr. Lal PathLabs Ltd.	11,295,977

	Health Care Supplies 1.2%
482,228	Menicon Co. Ltd.	11,538,942

	Health Care Technology 4.9%
680,527	JMDC, Inc.*	37,096,100
183,000	MedPeer, Inc.*	5,899,755
152,444	Pro Medicus Ltd.	5,522,558

		48,518,413

	Human Resource & Employment Services 3.3%
202,111	Benefit One, Inc.	4,241,755
277,221	HeadHunter Group PLC, ADR*** §§	83,166
524,736	SMS Co. Ltd.	14,390,409
507,400	TechnoPro Holdings, Inc.	13,707,280

		32,422,610

	Industrial Machinery 1.1%
352,815	MISUMI Group, Inc.	10,503,593

	Insurance Brokers 0.4%
3,559,262	TQM Corp. Public Co. Ltd.	4,281,819

	Interactive Home Entertainment 0.3%
967,334	Kahoot! ASA*	3,006,664

	Interactive Media & Services 2.7%
494,900	Kakaku.com, Inc.	11,052,474
1,874,421	Rightmove PLC	15,491,405

		26,543,879

	Investment Banking & Brokerage 0.8%
2,057,434	AJ Bell PLC	8,172,154

	IT Consulting & Other Services 9.3%
152,475	Endava PLC, ADR*	20,283,749
55,094	Globant SA*	14,438,485
238,727	Larsen & Toubro Infotech Ltd.	19,248,561
152,386	Reply SpA	25,036,336
610,297	Softcat PLC	13,607,340

		92,614,471

	Life Sciences Tools & Services 1.0%
120,746	PolyPeptide Group AG*	9,552,595

	Movies & Entertainment 1.9%
279,962	CTS Eventim AG & Co. KGaA*	19,014,255

	Pharmaceuticals 1.1%
623,000	JCR Pharmaceuticals Co. Ltd.	11,457,968

Wasatch International Growth Fund (WAIGX / WIIGX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Property & Casualty Insurance 2.2%
619,211	ICICI Lombard General Insurance Co. Ltd.	$10,801,539
2,027,205	Qualitas Controladora SAB de CV	11,617,954

		22,419,493

	Publishing 1.1%
308,938	Future PLC	10,497,631

	Regional Banks 3.3%
1,104,282	AU Small Finance Bank Ltd.*	18,029,450
523,791	Canadian Western Bank	15,225,825

		33,255,275

	Research & Consulting Services 3.9%
85,150	BayCurrent Consulting, Inc.	30,822,430
486,884	NICE Information Service Co. Ltd.	7,889,363

		38,711,793

	Restaurants 1.5%
108,767	Domino’s Pizza Enterprises Ltd.	7,080,058
1,643,587	Domino’s Pizza Group PLC	8,142,626

		15,222,684

	Semiconductors 7.1%
124,000	ASPEED Technology, Inc.	13,958,544
118,021	LEENO Industrial, Inc.	17,824,946
178,676	Melexis NV	16,449,334
194,249	Silergy Corp.	22,775,846

		71,008,670

	Soft Drinks 0.9%
364,122	Fevertree Drinks PLC	8,501,828

	Specialty Chemicals 1.0%
1,028,620	Hexpol AB	10,040,108

	Specialty Stores 0.9%
2,208,700	Pet Center Comercio e Participacoes SA	8,656,566

	Systems Software 1.8%
108,700	CyberArk Software Ltd.*	18,343,125

	Thrifts & Mortgage Finance 3.6%
339,270	Equitable Group, Inc.	19,469,047
2,210,084	OSB Group PLC	16,369,724

		35,838,771

	Trading Companies & Distributors 8.9%
604,198	Diploma PLC	20,742,584
1,828,638	Electrocomponents PLC	25,826,339
1,415,156	Howden Joinery Group PLC	14,186,978
92,779	IMCD NV	15,827,388
543,248	MonotaRO Co. Ltd.	11,659,362

		88,242,651

	Total Common Stocks (cost $681,877,893)	990,724,984

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$5,178,293	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $5,728,700 of United States Treasury Notes 1.125% due 8/31/28; value: $5,281,877; repurchase proceeds: $5,178,293 (cost $5,178,293)	$5,178,293

	Total Short-Term Investments (cost $5,178,293)	5,178,293

	Total Investments (cost $687,056,186) 100.1%§	995,903,277

	Liabilities less Other Assets (0.1%)	(1,406,451)

	Net Assets 100.0%	$994,496,826

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 77.32%.

§§The aggregate value of illiquid holdings at March 31, 2022 amounted to approximately $83,166 and represented 0.01% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	5.1
Belgium	1.7
Brazil	1.5
Canada	11.3
Denmark	1.2
Germany	3.2
India	6.9
Israel	1.9
Italy	4.3
Japan	22.4
Mexico	3.0
Netherlands	1.6
Norway	0.3
Russia	0.0
South Africa	0.7
South Korea	2.6
Sweden	1.0
Switzerland	1.0
Taiwan	6.4
Thailand	0.4
United Kingdom	22.0
United States	1.5

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Advertising 6.9%
522,692	Direct Marketing MiX, Inc.	$7,789,963
339,400	ValueCommerce Co. Ltd.	10,250,336
1,186,669	YouGov PLC	21,356,482

		39,396,781

	Air Freight & Logistics 0.0%
19,683	Maruwa Unyu Kikan Co. Ltd.	181,567

	Alternative Carriers 0.9%
529,927	Chief Telecom, Inc.	5,076,568

	Application Software 14.8%
58,192	Atoss Software AG	11,479,550
1,832,770	Bytes Technology Group PLC	11,985,120
58,863	cBrain A/S	1,822,998
129,100	Cybozu, Inc.	1,454,045
952,862	Elmo Software Ltd.*	3,060,361
40,850	Esker SA	7,656,797
1,643,190	Fortnox AB	8,937,570
96,800	Freee KK*	3,436,044
124,600	LiveChat Software SA	3,025,421
77,328	Mensch und Maschine Software SE	4,835,728
285,232	Rakus Co. Ltd.	3,828,466
3,223,800	Systena Corp.	11,299,805
225,735	Vitec Software Group AB, Class B	11,635,427

		84,457,332

	Asset Management & Custody Banks 4.0%
1,335,203	JTC PLC	14,764,198
9,654,619	VEF AB*	4,513,585
199,000	WealthNavi, Inc.*	3,304,940

		22,582,723

	Brewers 0.7%
40,486	Royal Unibrew A/S	3,782,431

	Commodity Chemicals 2.5%
826,601	Berger Paints India Ltd.	7,617,025
242,951	Supreme Industries Ltd.	6,533,211

		14,150,236

	Construction & Engineering 2.6%
2,244,170	Johns Lyng Group Ltd.	14,527,135

	Consumer Finance 2.6%
224,976	Gruppo MutuiOnline SpA	8,017,350
200,924	Premium Group Co. Ltd.	6,597,047

		14,614,397

	Data Processing & Outsourced Services 0.0%
1	Fawry for Banking & Payment Technology Services SAE*	1

	Department Stores 0.9%
389,245	Poya International Co. Ltd.	5,269,968

	Diversified Banks 1.1%
3,850,355	City Union Bank Ltd.	6,523,616

Shares		Value

	Diversified Support Services 4.0%
667,700	Japan Elevator Service Holdings Co. Ltd.	$8,643,344
5,834,195	Johnson Service Group PLC*	8,999,563
883,067	Prestige International, Inc.	5,213,484

		22,856,391

	Electrical Components & Equipment 5.5%
1,453,534	DiscoverIE Group PLC	14,911,302
326,471	Voltronic Power Technology Corp.	16,475,524

		31,386,826

	Electronic Components 0.7%
495,863	M3 Technology, Inc.	3,801,423

	Electronic Equipment & Instruments 0.8%
2,506,098	Nayax Ltd.*	4,601,063

	Food Retail 1.8%
67,164	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	5,355,745
4,289,100	Sheng Siong Group Ltd.	4,802,918

		10,158,663

	Health Care Equipment 0.6%
113,453	Medistim ASA	3,389,215

	Health Care Services 2.7%
243,105	Dr. Lal PathLabs Ltd.	8,325,527
1,243,005	Vijaya Diagnostic Centre Pvt. Ltd.*	7,155,583

		15,481,110

	Health Care Supplies 0.1%
162,641	Shanghai Kindly Medical Instruments Co. Ltd., Class H	331,539

	Health Care Technology 4.1%
72,600	MedPeer, Inc.*	2,340,558
192,308	Nexus AG	11,459,724
261,159	Pro Medicus Ltd.	9,460,954

		23,261,236

	Human Resource & Employment Services 1.8%
122,937	Grupa Pracuj SA*	1,840,804
338,225	HeadHunter Group PLC, ADR*** §§	101,468
363,300	S-Pool, Inc.	3,685,370
171,262	SMS Co. Ltd.	4,696,705

		10,324,347

	Insurance Brokers 0.7%
3,359,202	TQM Corp. Public Co. Ltd.	4,041,145

	Interactive Media & Services 0.7%
2,172,596	Baltic Classifieds Group PLC*	3,915,792

	Internet & Direct Marketing Retail 0.5%
77,300	Temairazu, Inc.	2,990,850

	Investment Banking & Brokerage 1.8%
263,831	Strike Co. Ltd.	10,086,759

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	IT Consulting & Other Services 7.6%
20,233	Adesso SE	$4,141,576
93,528	Aubay	6,198,782
486,135	Avant Corp.	5,347,749
302,650	Comture Corp.	7,616,481
379,364	FDM Group Holdings PLC	5,236,878
2,442,848	Kin & Carta PLC*	8,156,472
96,433	KNOW IT AB	3,196,695
318,800	SERAKU Co. Ltd.	3,685,524

		43,580,157

	Life Sciences Tools & Services 0.6%
197,149	Ergomed PLC*	3,484,369

	Movies & Entertainment 0.0%
5,564	NexTone, Inc.	131,993

	Personal Products 0.8%
588,400	Sarantis SA	4,660,245

	Property & Casualty Insurance 2.8%
2,826,267	Qualitas Controladora SAB de CV	16,197,395

	Publishing 2.1%
352,403	Future PLC	11,974,560

	Research & Consulting Services 7.4%
8,491,400	CTOS Digital Bhd	3,181,992
551,725	Funai Soken Holdings, Inc.	9,932,348
521,089	NICE Information Service Co. Ltd.	8,443,614
1,658,800	SIGMAXYZ Holdings, Inc.	15,455,630
478,295	Talenom Oyj	5,175,291

		42,188,875

	Restaurants 0.0%
630,045	Patisserie Holdings PLC* *** §§	8,277

	Semiconductors 4.1%
79,873	Elmos Semiconductor SE	4,615,053
124,531	LEENO Industrial, Inc.	18,808,164

		23,423,217

	Specialized Finance 1.1%
364,500	eGuarantee, Inc.	6,073,584

	Specialty Stores 0.5%
109,467	Musti Group Oyj*	2,887,293

	Systems Software 3.0%
119,664	Digital Value SpA*	11,551,131
2,017,600	Ideagen PLC	5,777,914

		17,329,045

	Thrifts & Mortgage Finance 7.3%
507,914	Aavas Financiers Ltd.*	17,110,981
214,212	Equitable Group, Inc.	12,284,213
825,845	Mortgage Advice Bureau Holdings Ltd.	12,367,529

		41,762,723

	Total Common Stocks (cost $438,581,691)	570,890,847

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$1,873,870	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $2,073,100 of United States Treasury Notes 1.125% due 8/31/28; value: $1,911,404 repurchase proceeds: $1,873,870 (cost $1,873,870)	$1,873,870

	Total Short-Term Investments (cost $1,873,870)	1,873,870

	Total Investments (cost $440,455,561) 100.4%§	572,764,717

	Liabilities less Other Assets (0.4%)	(2,002,166)

	Net Assets 100.0%	$570,762,551

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12)

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 84.64%.

§§The aggregate value of illiquid holdings at March 31, 2022, amounted to approximately $109,745 and represented 0.02% of net assets.

ADR American Depositary Receipt.

	See Notes to Financial Statements.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

At March 31, 2022, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.7
Canada	2.2
China	0.1
Denmark	1.0
Egypt	0.0
Finland	1.4
France	2.4
Germany	6.4
Greece	0.8
India	9.3
Israel	1.7
Italy	3.4
Japan	23.5
Malaysia	0.6
Mexico	2.8
Norway	0.6
Poland	0.9
Russia	0.0
Singapore	0.8
South Korea	4.8
Sweden	5.0
Taiwan	5.4
Thailand	0.7
United Kingdom	21.5
United States	0.0

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.0%

	Aerospace & Defense 5.2%
13,767	CAE, Inc.*	$358,340

	Apparel, Accessories & Luxury Goods 3.7%
181	Hermes International	256,178

	Application Software 8.1%
7,093	Dassault Systemes SE	348,469
2,791	Xero Ltd.*	211,523

		559,992

	Asset Management & Custody Banks 3.6%
201	Partners Group Holding AG	248,878

	Biotechnology 4.0%
15,267	Abcam PLC*	275,952

	Building Products 5.2%
13,421	Assa Abloy AB, Class B	360,751

	Data Processing & Outsourced Services 10.2%
101	Adyen NV*	200,050
5,603	Amadeus IT Group SA*	364,296
1,400	GMO Payment Gateway, Inc.	142,627

		706,973

	Drug Retail 1.7%
1,900	Tsuruha Holdings, Inc.	120,647

	Electronic Equipment & Instruments 4.1%
8,684	Halma PLC	284,115

	Health Care Equipment 3.0%
1,313	DiaSorin SpA	205,081

	Health Care Supplies 3.9%
1,803	Coloplast A/S, Class B	273,044

	Health Care Technology 7.7%
8,001	JMDC, Inc.*	436,141
2,700	M3, Inc.	97,513

		533,654

	Industrial Machinery 5.4%
5,300	MISUMI Group, Inc.	157,785
318	Rational AG	219,014

		376,799

	Interactive Media & Services 8.5%
7,600	Kakaku.com, Inc.	169,729
2,204	REA Group Ltd.	220,950
3,516	Scout24 AG	200,454

		591,133

	IT Consulting & Other Services 2.8%
1,300	Obic Co. Ltd.	194,710

Shares		Value

	Life Sciences Tools & Services 8.1%
1,432	ICON PLC*	$348,291
517	Sartorius Stedim Biotech	211,667

		559,958

	Real Estate Services 3.5%
1,671	FirstService Corp.	241,705

	Research & Consulting Services 7.3%
1,400	BayCurrent Consulting, Inc.	506,769

	Total Common Stocks (cost $6,332,353)	6,654,679

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.0%

	Repurchase Agreement 4.0%
$279,966	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $309,800 of United States Treasury Notes 1.125% due 8/31/28; value: $285,636; repurchase proceeds: $279,966 (cost $279,966)	$279,966

	Total Short-Term Investments (cost $279,966)	279,966

	Total Investments (cost $6,612,319) 100.0%§	6,934,645

	Liabilities less Other Assets (0.0%)	(2,600)

	Net Assets 100.0%	$6,932,045

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 82.32%.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch International Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	6.5
Canada	9.0
Denmark	4.1
France	12.3
Germany	6.3
Ireland	5.2
Italy	3.1
Japan	27.4
Netherlands	3.0
Spain	5.5
Sweden	5.4
Switzerland	3.8
United Kingdom	8.4

TOTAL	100.0%

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 116.0%

	Agricultural & Farm Machinery 1.0%
16,761	Hydrofarm Holdings Group, Inc.*	$253,929

	Apparel, Accessories & Luxury Goods 1.9%
17,750	G-III Apparel Group Ltd.*	480,137

	Application Software 8.9%
3,504	DocuSign, Inc.*	375,349
5,360	Five9, Inc.*	591,744
4,508	Guidewire Software, Inc.*	426,547
926	HubSpot, Inc.*	439,794
2,048	Paylocity Holding Corp.*	421,417

		2,254,851

	Asset Management & Custody Banks 4.3%
6,877	Cohen & Steers, Inc.	590,666
6,376	Hamilton Lane, Inc., Class A	492,801

		1,083,467

	Auto Parts & Equipment 2.0%
11,987	Standard Motor Products, Inc.	517,119

	Casinos & Gaming 1.4%
22,456	NEOGAMES SA*	346,496

	Commodity Chemicals 2.2%
18,092	Valvoline, Inc.	570,983

	Construction Machinery & Heavy Trucks 1.9%
37,069	REV Group, Inc.	496,725

	Distributors 2.2%
1,312	Pool Corp.	554,779

	Education Services 2.2%
5,691	Grand Canyon Education, Inc.*	552,653

	Electronic Equipment & Instruments 5.5%
9,890	Cognex Corp.	763,013
4,461	Novanta, Inc.*	634,756

		1,397,769

	Electronic Manufacturing Services 4.5%
5,704	Fabrinet*	599,662
13,746	Sanmina Corp.*	555,613

		1,155,275

	Environmental & Facilities Services 1.6%
8,871	ABM Industries, Inc.	408,421

	Financial Exchanges & Data 5.9%
1,780	MarketAxess Holdings, Inc.	605,556
3,322	Morningstar, Inc.	907,471

		1,513,027

	Food Distributors 1.5%
11,660	Chefs’ Warehouse, Inc.*	380,116

Shares		Value

	Food Retail 2.0%
16,134	Sprouts Farmers Market, Inc.*	$515,965

	General Merchandise Stores 1.6%
9,807	Ollie’s Bargain Outlet Holdings, Inc.*	421,309

	Health Care Facilities 3.2%
9,161	Ensign Group, Inc.	824,582

	Health Care Services 2.6%
6,971	Addus HomeCare Corp.*	650,325

	Home Improvement Retail 1.8%
5,589	Floor & Decor Holdings, Inc., Class A*	452,709

	Homebuilding 1.7%
7,887	Skyline Champion Corp.*	432,839

	Industrial Conglomerates 3.8%
2,026	Roper Technologies, Inc.	956,738

	Industrial Machinery 4.8%
12,175	Altra Industrial Motion Corp.	473,973
8,744	Barnes Group, Inc.	351,421
4,781	Kornit Digital Ltd.*	395,341

		1,220,735

	Insurance Brokers 1.4%
4,550	Goosehead Insurance, Inc., Class A	357,493

	Interactive Media & Services 1.7%
18,663	ZipRecruiter, Inc., Class A*	428,876

	Investment Banking & Brokerage 1.8%
9,757	Moelis & Co., Class A	458,091

	IT Consulting & Other Services 2.8%
2,684	Globant SA*	703,396

	Leisure Products 1.7%
7,227	YETI Holdings, Inc.*	433,475

	Life Sciences Tools & Services 3.1%
4,825	Medpace Holdings, Inc.*	789,322

	Managed Health Care 2.6%
9,707	HealthEquity, Inc.*	654,640

	Oil & Gas Equipment & Services 1.8%
7,975	Cactus, Inc., Class A	452,501

	Oil & Gas Exploration & Production 2.6%
27,593	Magnolia Oil & Gas Corp., Class A	652,574

	Packaged Foods & Meats 1.7%
4,170	Freshpet, Inc.*	428,009

	Paper Products 2.1%
41,071	Resolute Forest Products, Inc.	530,227

	Pharmaceuticals 2.2%
9,028	Intra-Cellular Therapies, Inc.*	552,423

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Regional Banks 5.8%
20,475	Bank OZK	$874,283
3,983	Silvergate Capital Corp., Class A*	599,720

		1,474,003

	Research & Consulting Services 2.2%
5,904	ICF International, Inc.	555,803

	Semiconductors 3.0%
1,569	Monolithic Power Systems, Inc.	762,032

	Specialty Chemicals 5.7%
6,059	Balchem Corp.	828,265
6,791	Innospec, Inc.	628,507

		1,456,772

	Specialty Stores 2.2%
3,571	Five Below, Inc.*	565,539

	Systems Software 1.5%
2,242	CyberArk Software Ltd.*	378,337

	Trucking 1.6%
10,892	Lyft, Inc., Class A*	418,253

	Total Common Stocks (cost $32,194,707)	29,492,715

	Total Investments, Before Investments Sold Short (cost $32,194,707) 116.0%	29,492,715

	COMMON STOCKS SOLD SHORT (47.2%)

	Advertising (0.8%)
(3,747)	Cardlytics, Inc.*	(206,010)

	Aerospace & Defense (1.1%)
(5,794)	Spirit AeroSystems Holdings, Inc., Class A	(283,269)

	Airlines (1.2%)
(16,096)	Hawaiian Holdings, Inc.*	(317,091)

	Alternative Carriers (1.1%)
(188,596)	Globalstar, Inc.*	(277,236)

	Aluminum (0.9%)
(8,549)	Century Aluminum Co.*	(224,924)

	Application Software (6.7%)
(26,531)	8x8, Inc.*	(334,025)
(5,462)	Alteryx, Inc., Class A*	(390,697)
(5,797)	Domo, Inc., Class B*	(293,155)
(579)	MicroStrategy, Inc., Class A*	(281,579)
(9,790)	Nutanix, Inc., Class A*	(262,568)
(20,145)	Yext, Inc.*	(138,799)

		(1,700,823)

	Asset Management & Custody Banks (1.1%)
(3,415)	Ares Management Corp.	(277,400)

Shares		Value

	Auto Parts & Equipment (0.5%)
(14,513)	Cooper-Standard Holdings, Inc.*	$(127,279)

	Automotive Retail (0.4%)
(36,267)	Vroom, Inc.*	(96,470)

	Construction & Engineering (1.2%)
(7,756)	WillScot Mobile Mini Holdings Corp.*	(303,492)

	Consumer Finance (1.3%)
(7,736)	LendingClub Corp.*	(122,074)
(1,721)	LendingTree, Inc.*	(205,952)

		(328,026)

	Education Services (0.5%)
(10,389)	2U, Inc.*	(137,966)

	Electrical Components & Equipment (2.3%)
(9,673)	Plug Power, Inc.*	(276,745)
(9,960)	Sunrun, Inc.*	(302,485)

		(579,230)

	Electronic Equipment & Instruments (0.7%)
(19,339)	Arlo Technologies, Inc.*	(171,344)

	Health Care Equipment (1.9%)
(25,972)	Alphatec Holdings, Inc.*	(298,678)
(2,662)	Nevro Corp.*	(192,543)

		(491,221)

	Health Care Supplies (1.0%)
(9,926)	Pulmonx Corp.*	(246,264)

	Health Care Technology (1.1%)
(11,175)	Definitive Healthcare Corp.*	(275,464)

	Heavy Electrical Equipment (0.8%)
(8,105)	Bloom Energy Corp., Class A*	(195,736)

	Hotel & Resort REITs (0.8%)
(10,580)	Park Hotels & Resorts, Inc.	(206,627)

	Hotels, Resorts & Cruise Lines (2.2%)
(2,961)	Hyatt Hotels Corp., Class A*	(282,627)
(17,961)	Lindblad Expeditions Holdings, Inc.*	(270,852)

		(553,479)

	Insurance Brokers (0.9%)
(18,802)	eHealth, Inc.*	(233,333)

	Interactive Media & Services (0.8%)
(35,971)	Angi, Inc.*	(203,956)

	Internet & Direct Marketing Retail (3.2%)
(24,320)	Farfetch Ltd., Class A*	(367,718)
(2,597)	Fiverr International Ltd.*	(197,554)
(15,168)	RealReal, Inc.*	(110,120)
(3,751)	Xometry, Inc.*	(137,849)

		(813,241)

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Internet Services & Infrastructure (1.0%)
(8,335)	Switch, Inc., Class A	$(256,885)

	Leisure Products (1.0%)
(53,857)	AMMO, Inc.*	(258,514)

	Mortgage REITs (1.0%)
(24,186)	New Residential Investment Corp.	(265,562)

	Multi-Sector Holdings (0.9%)
(9,495)	Cannae Holdings, Inc.*	(227,120)

	Multi-Utilities (0.9%)
(7,599)	CenterPoint Energy, Inc.	(232,833)

	Oil & Gas Refining & Marketing (0.8%)
(15,458)	Par Pacific Holdings, Inc.*	(201,263)

	Oil & Gas Storage & Transportation (1.9%)
(7,943)	Golar LNG Ltd.*	(196,827)
(14,047)	Scorpio Tankers, Inc.	(300,325)

		(497,152)

	Packaged Foods & Meats (1.2%)
(2,204)	The J M Smucker Co.	(298,444)

	Personal Products (0.9%)
(25,669)	Coty, Inc., Class A*	(230,764)

	Pharmaceuticals (2.0%)
(42,779)	Tilray, Inc.*	(332,393)
(15,147)	Viatris, Inc.	(164,799)

		(497,192)

	Precious Metals & Minerals (0.7%)
(41,336)	Coeur Mining, Inc.*	(183,945)

	Real Estate Development (1.1%)
(2,591)	Howard Hughes Corp.*	(268,454)

	Soft Drinks (0.5%)
(2,241)	Celsius Holdings, Inc.*	(123,658)

	Trading Companies & Distributors (0.8%)
(8,393)	Fortress Transportation and Infrastructure Investors LLC	(216,120)

	Total Investments Sold Short (proceeds $13,898,733) (47.2%)	(12,007,787)

	Total Investments, Net of Investments Sold Short (cost $18,295,974) 68.8%	17,484,928

	Other Assets less Liabilities 31.2%	7,945,521

	Net Assets 100.0%	$25,430,449

	*Non-income producing. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Long/Short Alpha Fund’s investments, excluding investments sold short, were in the following countries:

Country	%
Canada	1.8
Israel	3.8
United States	94.4

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Advertising 2.0%
668,353	Thryv Holdings, Inc.*	$18,794,086

	Agricultural & Farm Machinery 1.2%
730,550	Hydrofarm Holdings Group, Inc.*	11,067,833

	Apparel, Accessories & Luxury Goods 1.6%
851,141	Superior Group of Cos., Inc.‡‡	15,192,867

	Application Software 4.2%
480,857	Agilysys, Inc.*	19,176,577
594,124	CS Disco, Inc.*	20,182,392

		39,358,969

	Auto Parts & Equipment 5.7%
2,581,663	Holley, Inc.*	35,910,932
326,474	XPEL, Inc.*	17,175,797

		53,086,729

	Biotechnology 4.0%
502,413	Atara Biotherapeutics, Inc.*	4,667,417
235,045	BriaCell Therapeutics Corp.*	2,383,356
197,734	C4 Therapeutics, Inc.*	4,797,027
162,839	Cytokinetics, Inc.*	5,994,104
405,384	MacroGenics, Inc.*	3,571,433
317,345	Nkarta, Inc.*	3,611,386
273,554	Nurix Therapeutics, Inc.*	3,832,491
1,218,017	Sangamo Therapeutics, Inc.*	7,076,679
486,746	Silverback Therapeutics, Inc.*	1,708,478

		37,642,371

	Building Products 1.6%
1,676,318	Janus International Group, Inc.*	15,086,862

	Casinos & Gaming 1.5%
448,330	NEOGAMES SA*	6,917,732
340,659	Pollard Banknote Ltd.	7,338,277

		14,256,009

	Construction & Engineering 3.0%
915,180	Construction Partners, Inc., Class A*	23,959,412
1,373,408	QUALTEK SERVICES, Inc.*	4,408,640

		28,368,052

	Data Processing & Outsourced Services 1.6%
2,217,893	Cantaloupe, Inc.*	15,015,136

	Distillers & Vintners 4.4%
4,167,396	Vintage Wine Estates, Inc.* ‡‡	41,132,199

	Electrical Components & Equipment 1.9%
585,863	Allied Motion Technologies, Inc.	17,482,152

Shares		Value

	Electronic Equipment & Instruments 5.0%
673,680	Identiv, Inc.*	$10,893,406
988,829	Napco Security Technologies, Inc.*	20,290,771
886,827	nLight, Inc.*	15,377,580

		46,561,757

	Environmental & Facilities Services 2.3%
718,822	Heritage-Crystal Clean, Inc.*	21,284,319

	Financial Exchanges & Data 1.9%
950,445	Open Lending Corp., Class A*	17,972,915

	Food Distributors 1.3%
374,006	Chefs’ Warehouse, Inc.*	12,192,596

	Health Care Equipment 2.8%
771,730	Artivion, Inc.*	16,499,587
614,705	Paragon 28, Inc.*	10,290,162

		26,789,749

	Health Care Facilities 2.7%
837,525	Pennant Group, Inc.*	15,603,091
99,637	U.S. Physical Therapy, Inc.	9,908,899

		25,511,990

	Health Care Services 5.2%
262,225	Addus HomeCare Corp.*	24,462,970
549,076	Castle Biosciences, Inc.*	24,631,550

		49,094,520

	Health Care Supplies 6.0%
290,239	OrthoPediatrics Corp.*	15,670,004
494,705	Silk Road Medical, Inc.*	20,426,369
302,466	UFP Technologies, Inc.*	20,014,175

		56,110,548

	Health Care Technology 2.1%
387,752	Simulations Plus, Inc.	19,767,597

	Home Furnishings 0.6%
1,037,555	Purple Innovation, Inc.*	6,069,697

	Homebuilding 1.8%
997,947	Dream Finders Homes, Inc., Class A*	17,044,935

	Industrial Machinery 6.8%
267,068	Helios Technologies, Inc.	21,432,207
60,455	Kadant, Inc.	11,739,756
306,528	Kornit Digital Ltd.*	25,346,800
1,399,039	Markforged Holding Corp.*	5,582,166

		64,100,929

	Insurance Brokers 1.4%
169,058	Goosehead Insurance, Inc., Class A	13,282,887

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Interactive Home Entertainment 0.4%
1,053,699	Motorsport Games, Inc., Class A* ‡‡	$1,390,883
1,776,021	Versus Systems, Inc.* ‡‡	2,397,628

		3,788,511

	IT Consulting & Other Services 1.9%
1,289,619	Grid Dynamics Holdings, Inc.*	18,157,836

	Leisure Products 2.3%
659,382	MasterCraft Boat Holdings, Inc.*	16,227,391
599,146	Solo Brands, Inc., Class A*	5,110,715

		21,338,106

	Oil & Gas Equipment & Services 1.4%
423,360	DMC Global, Inc.*	12,912,480

	Pharmaceuticals 4.6%
381,611	Athira Pharma, Inc.*	5,151,749
1,067,737	Esperion Therapeutics, Inc.*	4,954,300
3,737,952	IM Cannabis Corp.* ‡‡	7,923,507
333,112	Intra-Cellular Therapies, Inc.*	20,383,123
8,458,927	PharmaCielo Ltd.* ‡‡	4,736,431

		43,149,110

	Regional Banks 0.9%
242,992	Esquire Financial Holdings, Inc.*	8,166,961

	Research & Consulting Services 1.6%
162,557	ICF International, Inc.	15,303,116

	Semiconductor Equipment 3.3%
148,450	Nova Ltd.*	16,163,236
540,490	Veeco Instruments, Inc.*	14,695,923

		30,859,159

	Semiconductors 1.0%
151,968	Impinj, Inc.*	9,656,047

	Systems Software 4.4%
147,526	CyberArk Software Ltd.*	24,895,012
148,775	Rapid7, Inc.*	16,549,731

		41,444,743

	Trading Companies & Distributors 3.2%
368,877	Transcat, Inc.*	29,930,680

	Total Common Stocks (cost $880,410,946)	916,974,453

	PREFERRED STOCKS 1.1%

	Textiles 1.1%
339,559	Johnnie-O Holdings, Inc., Series A Pfd. Series A* *** †	10,000,013

	Total Preferred Stocks (cost $10,000,013)	10,000,013

Shares		Value

	WARRANTS 0.1%

	Interactive Home Entertainment 0.1%
937,500	Versus Systems, Inc., expiring 2/28/2027* *** † ‡‡	$337,500
448,000	Versus Systems, Inc., expiring 1/15/2026* ‡‡ §§	203,840
192,000	Versus Systems, Inc., expiring 1/15/2026* *** † ‡‡	82,560

		623,900

	Pharmaceuticals 0.0%
691,416	Esperion Therapeutics, Inc., expiring 12/7/2023* *** †	124,455
450,000	IM Cannabis Corp., expiring 5/7/2026* *** † ‡‡	49,500

		173,955

	Total Warrants (cost $1,211,350)	797,855

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$10,996,351	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $12,165,200 of United States Treasury Notes 1.125% due 8/31/28; value: $11,216,347; repurchase proceeds: $10,996,351 (cost $10,996,351)	$10,996,351

	Total Short-Term Investments (cost $10,996,351)	10,996,351

	Total Investments (cost $902,618,660) 100.0%	938,768,672

	Other Assets less Liabilities 0.0%	385,306

	Net Assets 100.0%	$939,153,978

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2022 amounted to approximately $10,594,028 and represented 1.13% of net assets.

‡‡Affiliated company (see Note 8).

§§The aggregate value of illiquid holdings at March 31, 2022 amounted to approximately $203,840 and represented 0.02% of net assets.

	See Notes to Financial Statements.

Wasatch Micro Cap Fund (WMICX / WGICX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

At March 31, 2022, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.5
Israel	8.8
United States	89.7

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.1%

	Advertising 0.8%
182,000	YouGov PLC	$3,275,454

	Agricultural & Farm Machinery 0.1%
52,800	Urban-Gro, Inc.*	567,072

	Agricultural Products 0.7%
99,000	Winfarm SAS*	2,736,873

	Air Freight & Logistics 1.4%
853,000	Radiant Logistics, Inc.*	5,433,610

	Application Software 2.8%
137,000	Ebix, Inc.	4,541,550
792,000	GTY Technology Holdings, Inc.*	2,558,160
617,000	Kaleyra, Inc.*	3,689,660

		10,789,370

	Asset Management & Custody Banks 1.4%
858,268	Fiducian Group Ltd.	5,536,127

	Auto Parts & Equipment 1.5%
95,250	Patrick Industries, Inc.	5,743,575

	Casinos & Gaming 1.7%
671,000	Full House Resorts, Inc.*	6,448,310

	Communications Equipment 1.2%
222,000	Digi International, Inc.*	4,777,440

	Construction & Engineering 4.7%
358,122	Bowman Consulting Group Ltd.*	5,887,526
216,000	Construction Partners, Inc., Class A*	5,654,880
250,000	Sterling Construction Co., Inc.*	6,700,000

		18,242,406

	Consumer Finance 1.4%
914,000	EZCORP, Inc., Class A*	5,520,560

	Data Processing & Outsourced Services 1.6%
217,000	i3 Verticals, Inc., Class A*	6,045,620

	Diversified Metals & Mining 1.1%
6,108,000	Talon Metals Corp.*	4,152,942

	Diversified Support Services 1.0%
2,516,000	Johnson Service Group PLC*	3,881,067

	Electronic Components 0.4%
210,000	VIA Optronics AG*	1,680,000

	Electronic Equipment & Instruments 3.4%
73,000	FARO Technologies, Inc.*	3,790,160
24,234	Intellicheck, Inc.*	61,797
454,000	Luna Innovations, Inc.*	3,500,340
295,000	Napco Security Technologies, Inc.*	6,053,400

		13,405,697

Shares		Value

	Electronic Manufacturing Services 0.9%
32,000	Fabrinet*	$3,364,160

	Financial Exchanges & Data 0.8%
163,000	Open Lending Corp., Class A*	3,082,330

	Food Distributors 1.2%
148,000	Chefs’ Warehouse, Inc.*	4,824,800

	Health Care Distributors 1.3%
209,000	PetIQ, Inc.*	5,099,600

	Health Care Equipment 2.7%
643,000	Brainsway Ltd., ADR*	5,600,530
2,907,000	Conformis, Inc.*	1,813,387
85,000	Inmode Ltd.*	3,137,350

		10,551,267

	Health Care Facilities 0.6%
67,000	Joint Corp.*	2,371,130

	Health Care Services 3.6%
74,000	Addus HomeCare Corp.*	6,903,460
435,000	InfuSystem Holdings, Inc.*	4,263,000
320,608	Sharps Compliance Corp.*	1,891,587
163,033	Viemed Healthcare, Inc.*	811,905

		13,869,952

	Health Care Supplies 2.6%
354,709	Bioventus, Inc. Class A*	5,001,397
91,350	OrthoPediatrics Corp.*	4,931,986

		9,933,383

	Health Care Technology 2.5%
639,378	Instem PLC*	6,210,854
61,000	Nexus AG	3,635,019

		9,845,873

	Home Furnishings 1.3%
92,000	Lovesac Co.*	4,973,520

	Homebuilding 1.9%
131,504	Skyline Champion Corp.*	7,216,940

	Human Resource & Employment Services 1.5%
353,600	Creek & River Co. Ltd.	5,906,771

	Industrial Machinery 4.0%
34,000	John Bean Technologies Corp.	4,027,980
22,000	Kadant, Inc.	4,272,180
34,000	Kornit Digital Ltd.*	2,811,460
197,000	va-Q-tec AG*	4,466,743

		15,578,363

	Integrated Telecommunication Services 1.2%
323,000	Ooma, Inc.*	4,841,770

	Interactive Media & Services 0.8%
193,000	VerticalScope Holdings, Inc.*	3,008,895

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Internet & Direct Marketing Retail 0.2%
396,018	iPower, Inc.*	$665,310

	Internet Services & Infrastructure 1.2%
70,000	Tucows, Inc., Class A*	4,781,000

	Investment Banking & Brokerage 2.5%
384,000	JDC Group AG*	9,557,998

	IT Consulting & Other Services 3.0%
1,021,000	AgileThought, Inc.*	4,645,550
182,000	Grid Dynamics Holdings, Inc.*	2,562,560
1,241,000	Pivotree, Inc.*	4,417,430

		11,625,540

	Leisure Facilities 1.0%
1,590,000	Gym Group PLC*	4,054,147

	Leisure Products 1.6%
241,000	American Outdoor Brands, Inc.*	3,164,330
130,000	Clarus Corp.	2,961,400

		6,125,730

	Life Sciences Tools & Services 1.0%
220,085	Ergomed PLC*	3,889,735

	Mortgage REITs 1.4%
286,567	AFC Gamma, Inc.	5,479,161

	Movies & Entertainment 1.3%
1,547,953	Thunderbird Entertainment Group, Inc.*	5,188,116

	Oil & Gas Exploration & Production 2.7%
1,192,000	Evolution Petroleum Corp.	8,093,680
1,000,921	Yangarra Resources Ltd.*	2,265,813

		10,359,493

	Packaged Foods & Meats 0.6%
23,000	Freshpet, Inc.*	2,360,720

	Pharmaceuticals 0.6%
368,000	Harrow Health, Inc.*	2,509,760

	Regional Banks 4.8%
157,561	California BanCorp*	3,625,478
255,047	Esquire Financial Holdings, Inc.*	8,572,130
218,692	Finwise Bancorp*	3,750,568
74,169	Sound Financial Bancorp, Inc.	2,828,064

		18,776,240

	Research & Consulting Services 2.8%
58,815	ICF International, Inc.	5,536,844
442,822	Knights Group Holdings PLC	959,826
151,450	Red Violet, Inc.*	4,316,325

		10,812,995

	Restaurants 0.6%
376,000	Noodles & Co.*	2,244,720

	Semiconductor Equipment 2.1%
300,357	Veeco Instruments, Inc.*	8,166,707

Shares		Value

	Semiconductors 2.6%
73,000	Impinj, Inc.*	$4,638,420
22,000	SiTime Corp.*	5,452,040

		10,090,460

	Specialized Finance 1.6%
82,000	A-Mark Precious Metals, Inc.	6,341,880

	Specialty Chemicals 0.9%
301,000	Neo Performance Materials, Inc.	3,664,536

	Steel 0.5%
49,530	Haynes International, Inc.	2,109,978

	Technology Hardware, Storage & Peripherals 0.4%
234,865	TransAct Technologies, Inc.*	1,658,147

	Thrifts & Mortgage Finance 5.3%
109,000	Axos Financial, Inc.*	5,056,510
366,000	Mortgage Advice Bureau Holdings Ltd.	5,481,071
693,128	Sterling Bancorp, Inc.*	4,921,209
464,000	Velocity Financial, Inc.*	5,076,160

		20,534,950

	Trading Companies & Distributors 3.3%
135,000	Global Industrial Co.	4,351,050
152,000	Hardwoods Distribution, Inc.	4,437,867
201,200	Karat Packaging, Inc.*	3,993,820

		12,782,737

	Total Common Stocks (cost $298,811,669)	366,484,937

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals LLC* *** †	22,232

	Total Limited Liability Company Membership Interest (cost $30,001)	22,232

	WARRANTS 0.0%

	Trading Companies & Distributors 0.0%
289,536	Greenlane Holdings, Inc., expiring 2/24/2026* *** †	0

	Total Warrants (cost $396,902)	0

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.9%

	Repurchase Agreement 6.9%
$26,910,607	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $27,448,850 of United States Treasury Notes 1.125% due 8/31/28; value: $27,448,850; repurchase proceeds: $26,910,607 (cost $26,910,607)	$26,910,607

	Total Short-Term Investments (cost $26,910,607)	26,910,607

	Total Investments (cost $326,149,179) 101.0%§	393,417,776

	Liabilities less Other Assets (1.0%)	(3,729,473)

	Net Assets 100.0%	$389,688,303

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule144A of the Securities Act of 1933 at March 31, 2022 amounted to approximately $22,232 and represented 0.00% of net assets.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 8.22%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.5
Canada	7.6
France	0.7
Germany	5.3
Israel	3.2
Italy	1.0
Japan	1.6
United Kingdom	7.6
United States	71.5

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.9%

	Aerospace & Defense 0.0%
0	HEICO Corp., Class A	$0

	Agricultural & Farm Machinery 0.5%
1,052,201	Hydrofarm Holdings Group, Inc.*	15,940,845

	Airlines 1.4%
246,969	Allegiant Travel Co.*	40,105,296

	Apparel Retail 2.3%
701,504	Boot Barn Holdings, Inc.*	66,495,564

	Application Software 6.3%
981,771	CS Disco, Inc.*	33,350,761
390,684	Five9, Inc.*	43,131,513
756,588	nCino, Inc.*	31,004,976
211,135	Paylocity Holding Corp.*	43,445,249
458,375	Q2 Holdings, Inc.*	28,258,819

		179,191,318

	Asset Management & Custody Banks 4.7%
1,346,262	Focus Financial Partners, Inc., Class A*	61,578,024
2,186,577	StepStone Group, Inc., Class A	72,288,236

		133,866,260

	Auto Parts & Equipment 1.4%
757,028	XPEL, Inc.*	39,827,243

	Biotechnology 3.0%
1,262,897	Atara Biotherapeutics, Inc.*	11,732,313
541,438	C4 Therapeutics, Inc.*	13,135,286
394,375	ChemoCentryx, Inc.*	9,886,981
424,556	Cytokinetics, Inc.*	15,627,906
895,239	Frequency Therapeutics, Inc.*	1,897,907
1,160,786	MacroGenics, Inc.*	10,226,525
494,513	Nurix Therapeutics, Inc.*	6,928,127
2,269,701	Sangamo Therapeutics, Inc.*	13,186,963
619,243	Silverback Therapeutics, Inc.*	2,173,543

		84,795,551

	Building Products 1.1%
554,546	AAON, Inc.	30,904,849

	Data Processing & Outsourced Services 5.1%
601,359	Euronet Worldwide, Inc.*	78,266,874
2,128,403	Repay Holdings Corp.*	31,436,512
919,443	TaskUS, Inc., Class A*	35,361,778

		145,065,164

	Distillers & Vintners 1.9%
5,500,000	Vintage Wine Estates, Inc.* ‡‡	54,285,000

	Financial Exchanges & Data 1.4%
2,089,753	Open Lending Corp., Class A*	39,517,229

	General Merchandise Stores 1.7%
1,142,445	Ollie’s Bargain Outlet Holdings, Inc.*	49,079,437

Shares		Value

	Health Care Facilities 5.4%
1,292,919	Ensign Group, Inc.	$116,375,639
2,019,805	Pennant Group, Inc.* ‡‡	37,628,967

		154,004,606

	Health Care Services 1.6%
1,004,634	Castle Biosciences, Inc.*	45,067,881

	Health Care Supplies 3.5%
2,079,370	Neogen Corp.*	64,127,771
899,354	Silk Road Medical, Inc.*	37,134,327

		101,262,098

	Health Care Technology 2.1%
232,910	Inspire Medical Systems, Inc.*	59,785,668

	Home Improvement Retail 2.0%
720,540	Floor & Decor Holdings, Inc., Class A*	58,363,740

	Homebuilding 1.9%
572,146	LGI Homes, Inc.*	55,887,221

	Industrial Machinery 8.1%
920,037	Helios Technologies, Inc.	73,832,969
936,140	Kornit Digital Ltd.*	77,409,417
4,189,173	Markforged Holding Corp.*	16,714,800
321,964	RBC Bearings, Inc.*	62,422,381

		230,379,567

	Insurance Brokers 1.1%
418,752	Goosehead Insurance, Inc., Class A	32,901,345

	Interactive Media & Services 2.5%
3,069,816	ZipRecruiter, Inc., Class A*	70,544,372

	IT Consulting & Other Services 3.8%
300,160	Globant SA*	78,662,931
2,188,538	Grid Dynamics Holdings, Inc.*	30,814,615

		109,477,546

	Leisure Products 2.2%
1,030,384	YETI Holdings, Inc.*	61,802,432

	Life Sciences Tools & Services 3.5%
605,232	Medpace Holdings, Inc.*	99,009,903

	Managed Health Care 3.0%
1,267,139	HealthEquity, Inc.*	85,455,854

	Oil & Gas Equipment & Services 1.3%
1,215,402	DMC Global, Inc.* ‡‡	37,069,761

	Packaged Foods & Meats 2.6%
740,581	Freshpet, Inc.*	76,013,234

	Pharmaceuticals 2.9%
88,820	Arvinas, Inc.*	5,977,586
1,199,678	Esperion Therapeutics, Inc.*	5,566,506
1,166,785	Intra-Cellular Therapies, Inc.*	71,395,574

		82,939,666

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Regional Banks 2.6%
807,660	Pinnacle Financial Partners, Inc.	$74,369,333

	Semiconductor Equipment 1.4%
371,689	Nova Ltd.*	40,469,498

	Semiconductors 1.7%
200,406	SiTime Corp.*	49,664,615

	Specialized Consumer Services 1.6%
3,124,282	Mister Car Wash, Inc.*	46,208,131

	Specialty Stores 3.6%
355,677	Five Below, Inc.*	56,328,566
1,043,708	National Vision Holdings, Inc.*	45,474,358

		101,802,924

	Systems Software 7.8%
674,018	CyberArk Software Ltd.*	113,740,538
978,913	Rapid7, Inc.*	108,894,282

		222,634,820

	Trading Companies & Distributors 0.9%
157,606	SiteOne Landscape Supply, Inc.*	25,483,314

	Total Common Stocks (cost $2,235,918,866)	2,799,671,285

	PREFERRED STOCKS 1.0%

	Semiconductor Equipment 0.0%
184,939	Nanosys, Inc., Series A-1 Pfd.* *** †	109,114
991,999	Nanosys, Inc., Series A-2 Pfd.* *** †	585,280

		694,394

	Systems Software 0.4%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	10,622,233

	Textiles 0.6%
611,205	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	17,999,987

	Total Preferred Stocks (cost $28,184,928)	29,316,614

	WARRANTS 0.0%

	Pharmaceuticals 0.0%
1,199,678	Esperion Therapeutics, Inc., expiring 12/7/2023* *** †	215,942

	Total Warrants (cost $538,893)	215,942

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$32,934,229	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $36,434,800 of United States Treasury Notes 1.125% due 8/31/28; value: $33,592,984; repurchase proceeds: $32,934,229 (cost $32,934,229)	$32,934,229

	Total Short-Term Investments (cost $32,934,229)	32,934,229

	Total Investments (cost $2,297,576,916) 100.1%	2,862,138,070

	Liabilities less Other Assets (0.1%)	(3,593,271)

	Net Assets 100.0%	$2,858,544,799

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2022 amounted to approximately $29,532,556 and represented 1.03% of net assets.

‡‡Affiliated company (see Note 8).

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Israel	8.2
United States	91.8

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.3%

	Advertising 2.1%
3,776,045	National CineMedia, Inc.	$9,591,154
898,715	Thryv Holdings, Inc.*	25,271,866

		34,863,020

	Aerospace & Defense 1.2%
153,827	HEICO Corp., Class A	19,509,879

	Airlines 1.1%
106,608	Allegiant Travel Co.*	17,312,073

	Apparel, Accessories & Luxury Goods 1.1%
646,221	G-III Apparel Group Ltd.*	17,480,278

	Application Software 1.2%
612,347	Ebix, Inc.	20,299,303

	Asset Management & Custody Banks 3.9%
652,107	Artisan Partners Asset Management, Inc., Class A	25,660,410
453,024	Focus Financial Partners, Inc., Class A*	20,721,318
232,421	Hamilton Lane, Inc., Class A	17,963,819

		64,345,547

	Auto Parts & Equipment 1.0%
379,598	Standard Motor Products, Inc.	16,375,858

	Automobile Manufacturers 0.7%
219,475	Winnebago Industries, Inc.	11,858,234

	Automotive Retail 1.8%
667,445	Monro, Inc.	29,594,511

	Building Products 2.2%
2,617,282	Janus International Group, Inc.*	23,555,538
189,590	Trex Co., Inc.*	12,385,915

		35,941,453

	Commercial Printing 0.9%
232,627	Cimpress PLC*	14,792,751

	Commodity Chemicals 3.2%
371,851	AdvanSix, Inc.	18,997,868
1,076,289	Valvoline, Inc.	33,967,681

		52,965,549

	Construction & Engineering 1.7%
1,072,430	Construction Partners, Inc., Class A*	28,076,217

	Data Processing & Outsourced Services 3.4%
304,073	Euronet Worldwide, Inc.*	39,575,101
423,155	TaskUS, Inc., Class A*	16,274,541

		55,849,642

	Education Services 1.9%
312,300	Grand Canyon Education, Inc.*	30,327,453

Shares		Value

	Electronic Components 1.0%
865,869	Vishay Intertechnology, Inc.	$16,971,032

	Electronic Manufacturing Services 3.8%
418,330	Fabrinet*	43,979,033
463,693	Sanmina Corp.*	18,742,471

		62,721,504

	Environmental & Facilities Services 1.2%
413,159	ABM Industries, Inc.	19,021,840

	Financial Exchanges & Data 2.2%
470,553	Donnelley Financial Solutions, Inc.*	15,650,593
1,103,787	Open Lending Corp., Class A*	20,872,612

		36,523,205

	Food Retail 2.0%
1,050,652	Sprouts Farmers Market, Inc.*	33,599,851

	General Merchandise Stores 1.9%
712,318	Ollie’s Bargain Outlet Holdings, Inc.*	30,601,181

	Health Care Facilities 3.9%
717,716	Ensign Group, Inc.	64,601,617

	Home Furnishings 1.7%
512,263	Lovesac Co.*	27,692,938

	Homebuilding 3.9%
209,438	LGI Homes, Inc.*	20,457,904
531,099	Skyline Champion Corp.*	29,146,713
299,302	Toll Brothers, Inc.	14,073,180

		63,677,797

	Industrial Machinery 9.6%
897,928	Altra Industrial Motion Corp.	34,956,337
626,064	Barnes Group, Inc.	25,161,512
387,201	Helios Technologies, Inc.	31,072,881
341,290	Kadant, Inc.	66,275,105

		157,465,835

	Investment Banking & Brokerage 1.8%
627,906	Moelis & Co., Class A	29,480,187

	Leisure Products 1.5%
421,285	YETI Holdings, Inc.*	25,268,674

	Life Sciences Tools & Services 1.4%
141,660	Medpace Holdings, Inc.*	23,174,159

	Managed Health Care 2.5%
596,210	HealthEquity, Inc.*	40,208,402

	Mortgage REITs 1.3%
1,243,937	Arbor Realty Trust, Inc.	21,221,565

	Oil & Gas Equipment & Services 1.8%
522,611	Cactus, Inc., Class A	29,652,948

Wasatch Small Cap Value Fund (WMCVX / WICVX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 3.3%
2,273,850	Magnolia Oil & Gas Corp., Class A	$53,776,553

	Paper Products 1.0%
1,270,335	Resolute Forest Products, Inc.	16,400,025

	Pharmaceuticals 2.0%
544,399	Intra-Cellular Therapies, Inc.*	33,311,775

	Regional Banks 10.5%
1,359,498	Bank OZK	58,050,565
989,726	FB Financial Corp.	43,963,629
364,339	ServisFirst Bancshares, Inc.	34,717,863
630,172	Webster Financial Corp.	35,365,253

		172,097,310

	Semiconductor Equipment 3.5%
233,215	Nova Ltd.*	25,392,449
1,193,249	Veeco Instruments, Inc.*	32,444,441

		57,836,890

	Specialized REITs 1.8%
461,678	National Storage Affiliates Trust	28,974,911

	Specialty Chemicals 2.3%
414,800	Innospec, Inc.	38,389,740

	Thrifts & Mortgage Finance 2.9%
1,010,187	Axos Financial, Inc.*	46,862,575

	Trading Companies & Distributors 1.1%
340,667	Rush Enterprises, Inc., Class A	17,343,357

	Trucking 1.0%
623,359	Schneider National, Inc., Class B	15,895,655

	Total Common Stocks (cost $1,305,520,338)	1,612,363,294

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$31,951,595	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $35,347,700 of United States Treasury Notes 1.125% due 8/31/28; value: $32,590,674; repurchase proceeds: $31,951,595 (cost $31,951,595)	$31,951,595

	Total Short-Term Investments (cost $31,951,595)	31,951,595

	Total Investments (cost $1,337,471,933) 100.2%	1,644,314,889

	Liabilities less Other Assets (0.2%)	(2,879,477)

	Net Assets 100.0%	$1,641,435,412

	*Non-income producing. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.0
Israel	1.6
United States	97.4

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.0%

	Agricultural & Farm Machinery 0.5%
741,726	Hydrofarm Holdings Group, Inc.*	$11,237,149

	Application Software 11.5%
320,138	Avalara, Inc.*	31,856,933
255,818	DocuSign, Inc.*	27,403,224
507,187	Five9, Inc.*	55,993,445
74,797	HubSpot, Inc.*	35,524,087
303,177	Paylocity Holding Corp.*	62,384,731
591,559	Q2 Holdings, Inc.*	36,469,612

		249,632,032

	Biotechnology 6.8%
1,230,795	Atara Biotherapeutics, Inc.*	11,434,086
446,929	C4 Therapeutics, Inc.*	10,842,498
427,164	ChemoCentryx, Inc.*	10,709,001
304,603	Cytokinetics, Inc.*	11,212,436
228,476	Denali Therapeutics, Inc.*	7,350,073
295,463	Exact Sciences Corp.*	20,658,773
1,039,107	Exagen, Inc.* ‡‡	8,344,029
889,203	Frequency Therapeutics, Inc.*	1,885,110
228,260	Kymera Therapeutics, Inc.*	9,659,963
1,736,786	MacroGenics, Inc.*	15,301,085
493,757	Nkarta, Inc.*	5,618,955
458,644	Nurix Therapeutics, Inc.*	6,425,602
4,280,057	Sangamo Therapeutics, Inc.*	24,867,131
1,177,121	Silverback Therapeutics, Inc.*	4,131,695

		148,440,437

	Building Products 1.5%
493,191	Trex Co., Inc.*	32,220,168

	Data Processing & Outsourced Services 2.4%
202,127	Block, Inc.*	27,408,421
1,695,008	Repay Holdings Corp.*	25,035,268

		52,443,689

	Distillers & Vintners 2.0%
4,500,000	Vintage Wine Estates, Inc.* ‡‡	44,415,000

	Electronic Equipment & Instruments 1.3%
1,598,752	nLight, Inc.*	27,722,360

	Financial Exchanges & Data 4.1%
57,534	MarketAxess Holdings, Inc.	19,573,067
2,090,764	Open Lending Corp., Class A*	39,536,347
349,642	Tradeweb Markets, Inc., Class A	30,723,043

		89,832,457

	General Merchandise Stores 1.8%
897,950	Ollie’s Bargain Outlet Holdings, Inc.*	38,575,932

	Health Care Equipment 7.4%
283,626	AtriCure, Inc.*	18,625,719
13,764,042	Conformis, Inc.* ‡‡	8,586,009
2,219,947	Artivion, Inc.* ‡‡	47,462,467
677,171	Outset Medical, Inc.*	30,743,563
1,675,747	Paragon 28, Inc.*	28,052,005
241,743	Tandem Diabetes Care, Inc.*	28,112,294

		161,582,057

Shares		Value

	Health Care Services 2.6%
1,233,956	Castle Biosciences, Inc.*	$55,355,266

	Health Care Supplies 4.6%
8,087,616	Cerus Corp.*	44,401,012
1,319,739	Silk Road Medical, Inc.*	54,492,023

		98,893,035

	Health Care Technology 4.2%
228,395	Inspire Medical Systems, Inc.*	58,626,713
148,502	Veeva Systems, Inc., Class A*	31,550,735

		90,177,448

	Home Furnishings 0.5%
2,025,345	Purple Innovation, Inc.*	11,848,268

	Home Improvement Retail 2.4%
634,204	Floor & Decor Holdings, Inc., Class A*	51,370,524

	Homebuilding 2.8%
242,670	LGI Homes, Inc.*	23,704,006
665,365	Skyline Champion Corp.*	36,515,231

		60,219,237

	Industrial Machinery 2.6%
681,362	Kornit Digital Ltd.*	56,341,824

	Insurance Brokers 1.2%
2,385,162	Hagerty, Inc. Class A*	25,735,898

	Interactive Media & Services 1.1%
914,108	TripAdvisor, Inc.*	24,790,609

	IT Consulting & Other Services 3.8%
409,367	Endava PLC, ADR*	54,458,092
109,434	Globant SA*	28,679,368

		83,137,460

	Leisure Products 0.7%
1,714,214	Solo Brands, Inc., Class A*	14,622,245

	Managed Health Care 2.0%
644,598	HealthEquity, Inc.*	43,471,689

	Metal & Glass Containers 1.0%
705,002	TriMas Corp.	22,623,514

	Oil & Gas Exploration & Production 0.9%
820,908	Magnolia Oil & Gas Corp., Class A	19,414,474

	Packaged Foods & Meats 3.6%
756,171	Freshpet, Inc.*	77,613,391

	Pharmaceuticals 5.5%
130,037	Arvinas, Inc.*	8,751,490
849,362	Athira Pharma, Inc.*	11,466,387
2,135,377	Esperion Therapeutics, Inc.*	9,908,149
1,470,612	Intra-Cellular Therapies, Inc.*	89,986,749

		120,112,775

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments (continued)

Shares		Value

	Regional Banks 3.1%
1,229,830	Bank OZK	$52,513,741
160,201	Pinnacle Financial Partners, Inc.	14,751,308

		67,265,049

	Semiconductor Equipment 4.9%
624,045	Kulicke & Soffa Industries, Inc.	34,959,001
400,889	Nova Ltd.*	43,648,794
971,146	PDF Solutions, Inc.*	27,065,839

		105,673,634

	Semiconductors 3.3%
93,605	Monolithic Power Systems, Inc.	45,462,076
286,029	Power Integrations, Inc.	26,509,168

		71,971,244

	Specialty Chemicals 1.9%
307,725	Balchem Corp.	42,066,008

	Specialty Stores 2.9%
394,732	Five Below, Inc.*	62,513,707

	Systems Software 4.1%
336,590	CyberArk Software Ltd.*	56,799,563
299,071	Rapid7, Inc.*	33,268,658

		90,068,221

	Total Common Stocks (cost $1,865,820,051)	2,151,386,801

	PREFERRED STOCKS 0.7%

	Semiconductor Equipment 0.0%
46,235	Nanosys, Inc., Series A-1 Pfd.* *** †	27,279
248,000	Nanosys, Inc., Series A-2 Pfd.* *** †	146,320

		173,599

	Textiles 0.7%
509,338	Johnnie-O Holdings, Inc., Series A Pfd.* *** ‡‡ †	15,000,004

	Total Preferred Stocks (cost $15,546,241)	15,173,603

	WARRANTS 0.1%

	Insurance Brokers 0.1%
450,000	Hagerty, Inc., expiring 12/2/2026* *** †	1,003,500

	Pharmaceuticals 0.0%
1,061,689	Esperion Therapeutics, Inc., expiring 12/7/2023* *** †	191,104

	Total Warrants (cost $2,026,219)	1,194,604

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$7,409,491	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $8,197,100 of United States Treasury Notes 1.125% due 8/31/28; value: $7,557,748; repurchase proceeds: $7,409,491 (cost $7,409,491)	$7,409,491

	Total Short-Term Investments (cost $7,409,491)	7,409,491

	Total Investments (cost $1,890,802,002) 100.1%	2,175,164,499

	Liabilities less Other Assets (0.1%)	(2,959,960)

	Net Assets 100.0%	$2,172,204,539

	*Non-income producing.

	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2022 amounted to approximately $16,368,207 and represented 0.75% of net assets.

	‡‡Affiliated company (see Note 8).

	ADR American Depositary Receipt.

	See Notes to Financial Statements.

At March 31, 2022, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Israel	7.2
United Kingdom	2.5
United States	90.3

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	MARCH 31, 2022 (Unaudited)

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 101.1%
$93,800,000	U.S. Treasury Bond, 1.25%, 5/15/50	$70,100,844
39,100,000	U.S. Treasury Bond, 1.375%, 8/15/50	30,158,930
87,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	82,382,215
9,500,000	U.S. Treasury Bond, 2.25%, 8/15/49	9,038,730
25,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	24,560,547
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	49,736,189
51,000,000	U.S. Treasury Strip, principal only, 2/15/49	26,618,220
105,000,000	U.S. Treasury Strip, principal only, 5/15/49	54,396,823
147,000,000	U.S. Treasury Strip, principal only, 8/15/49	75,336,350

	Total U.S. Government Obligations (cost $476,842,934)	422,328,848

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$1,065,753	Repurchase Agreement dated 3/31/22, 0.00% due 4/1/22 with Fixed Income Clearing Corp. collateralized by $1,179,100 of United States Treasury Notes 1.125% due 8/31/28; value $1,087,133; repurchase proceeds: $1,065,753 (cost $1,065,753)	$1,065,753

	Total Short-Term Investments (cost $1,065,753)	1,065,753

	Total Investments (cost $477,908,687) 101.4%	423,394,601

	Liabilities less Other Assets (1.4%)	(5,712,059)

	Net Assets 100.0%	$417,682,542

	See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$2,507,391,144	$405,994,735	$463,471,317
Affiliated issuers[1]	70,175,708	—	—
Repurchase agreements	28,707,850	9,027,191	31,016,489

	$2,606,274,702	$415,021,926	$494,487,806

Investments, at market value
Unaffiliated issuers	$3,405,532,696	$673,381,621	$478,772,440
Affiliated issuers[1]	92,261,511	—	—
Repurchase agreements	28,707,850	9,027,191	31,016,489

	3,526,502,057	682,408,812	509,788,929
Cash	—	—	—
Foreign currency on deposit (cost of $0, $4,944,905, $3,618,916, $1,190,043, $286,631, $1,147,691, $256,030 and $162,962, respectively)	—	4,946,658	3,618,916
Receivable for investment securities sold	1,213,600	1,032,121	—
Capital shares receivable	2,500,668	301,483	1,151,856
Interest and dividends receivable	879,013	306,605	166,970
Prepaid expenses and other assets	80,455	29,428	78,975

Total Assets	3,531,175,793	689,025,107	514,805,646

Liabilities:
Payable for securities purchased	—	2,346,407	29,625,753
Capital shares payable	3,527,605	442,484	205,224
Dividends payable to shareholders	—	—	—
Payable to Advisor	2,970,700	686,492	369,851
Accrued fund administration fees	591,523	86,914	31,965
Accrued expenses and other liabilities	417,492	135,951	17,932
Foreign capital gains taxes payable	—	27,444,808	2,263,277

Total Liabilities	7,507,320	31,143,056	32,514,002

Net Assets	$3,523,668,473	$657,882,051	$482,291,644

Net Assets Consist of:
Capital stock	$441,579	$1,016,855	$252,958
Paid-in-capital in excess of par	2,576,016,448	432,162,666	501,234,345
Distributable earnings (accumulated loss)	947,210,446	224,702,530	(19,195,659)

Net Assets	$3,523,668,473	$657,882,051	$482,291,644

Net Assets
Investor Class	1,849,035,113	275,017,365	94,080,668
Institutional Class	1,674,633,360	382,864,686	388,210,976

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	23,356,187	42,801,874	5,023,547
Institutional Class	20,801,744	58,883,610	20,272,216

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$79.17	$6.43	$18.73

Institutional Class	$80.50	$6.50	$19.15

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2022 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$395,724,864	$47,011,406	$172,183,228	$15,737,793	$113,486,608
—	—	—	—	—
2,731,840	599,924	3,350,801	939,916	2,663,539

$398,456,704	$47,611,330	$175,534,029	$16,677,709	$116,150,147

$600,472,832	$57,023,422	$235,983,010	$16,782,667	$138,331,528
—	—	—	—	—
2,731,840	599,924	3,350,801	939,916	2,663,539

603,204,672	57,623,346	239,333,811	17,722,583	140,995,067
—	101,734	—	—	117,376
1,190,043	285,972	1,147,691	256,030	162,962
251,904	20,839	—	118,262	235,016
225,335	2,089	11,590	39	83,171
748,921	31,186	178,036	10,764	715,908
36,080	24,521	27,021	18,003	22,992

605,656,955	58,089,687	240,698,149	18,125,681	142,332,492

4,773,387	660	—	867,587	763,356
369,371	8,299	28,961	—	68,480
—	—	—	—	23,510
818,980	73,487	247,803	2,499	94,109
114,418	16,546	42,290	3,480	38,953
117,889	65,363	60,550	34,247	118,282
10,160,524	725,819	1,534,648	44,360	—

16,354,569	890,174	1,914,252	952,173	1,106,690

$589,302,386	$57,199,513	$238,783,897	$17,173,508	$141,225,802

$1,702,942	$166,637	$519,928	$14,610	$144,865
386,440,093	147,800,199	170,085,728	16,712,341	268,722,965
201,159,351	(90,767,323)	68,178,241	446,557	(127,642,028)

$589,302,386	$57,199,513	$238,783,897	$17,173,508	$141,225,802

252,749,458	40,524,772	157,178,944	5,567,388	131,022,333
336,552,928	16,674,741	81,604,953	11,606,120	10,203,469

73,469,698	11,847,267	34,318,003	476,795	13,438,436
96,824,540	4,816,442	17,674,813	984,179	1,048,037

$3.44	$3.42	$4.58	$11.68	$9.75

$3.48	$3.46	$4.62	$11.79	$9.74

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Assets:
Investments, at cost
Unaffiliated issuers	$9,801,594	$681,877,893	$438,581,691
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	5,178,293	1,873,870

	$9,801,594	$687,056,186	$440,455,561

Investments, at market value
Unaffiliated issuers	$8,267,102	$990,724,984	$570,890,847
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	5,178,293	1,873,870

	8,267,102	995,903,277	572,764,717
Cash	146,496	—	—
Foreign currency on deposit (cost of $0, $63,321, $54,680, $5, $0, $5, $0 and $0, respectively)	—	63,189	54,469
Receivable for investment securities sold	—	190,525	1,157,953
Capital shares receivable	50	2,733,560	178,650
Interest and dividends receivable	5,221	2,449,306	1,076,081
Receivable from Investment Advisor	4,578	—	—
Prepaid expenses and other assets	22,919	32,155	30,731

Total Assets	8,446,366	1,001,372,012	575,262,601

Liabilities:
Securities sold short, at value (proceeds of $0, $0, $0, $0, $13,898,733, $0, $0 and $0, respectively)	—	—	—
Payable for securities purchased	—	322,874	827,314
Capital shares payable	5,609	1,203,397	421,080
Payable to Advisor	—	1,046,093	869,319
Accrued fund administration fees	151	289,173	149,726
Accrued expenses and other liabilities	11,869	283,539	218,719
Foreign capital gains taxes payable	—	3,730,110	2,013,892
Dividends payable on securities sold short	—	—	—

Total Liabilities	17,629	6,875,186	4,500,050

Net Assets	$8,428,737	$994,496,826	$570,762,551

Net Assets Consist of:
Capital stock	$10,684	$342,072	$1,628,092
Paid-in-capital in excess of par	11,907,922	690,406,544	467,262,116
Distributable earnings (accumulated loss)	(3,489,869)	303,748,210	101,872,343

Net Assets	$8,428,737	$994,496,826	$570,762,551

Net Assets
Investor Class	2,827,227	442,585,859	97,567,208
Institutional Class	5,601,510	551,910,967	473,195,343

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	357,553	15,286,804	28,205,008
Institutional Class	710,807	18,920,445	134,604,165

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$7.91	$28.95	$3.46

Institutional Class	$7.88	$29.17	$3.52

[1]	Fund inception date was October 1, 2021.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2022 (Unaudited)

International Select Fund	Long/Short Alpha Fund[1]	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$6,332,353	$32,194,707	$774,641,072	$299,238,572	$2,105,707,950
—	—	116,981,237	—	158,934,737
279,966	—	10,996,351	26,910,607	32,934,229

$6,612,319	$32,194,707	$902,618,660	$326,149,179	$2,297,576,916

$6,654,679	$29,492,715	$854,325,406	$366,507,169	$2,682,220,126
—	—	73,446,915	—	146,983,715
279,966	—	10,996,351	26,910,607	32,934,229

6,934,645	29,492,715	938,768,672	393,417,776	2,862,138,070
—	6,767,595	—	56,132	—
5	—	5	—	—
—	1,110,801	16,002,081	437,374	632,713
200	1,350	596,961	138,769	2,362,308
8,519	8,957	88,209	250,284	71,111
5,392	—	—	—	—
18,659	88,409	43,621	78,136	85,628

6,967,420	37,469,827	955,499,549	394,378,471	2,865,289,830

—	12,007,787	—	—	—
—	—	14,391,418	3,696,317	—
—	1,624	426,254	385,099	3,599,175
—	13,495	1,188,280	493,300	2,381,715
232	1,292	164,842	56,982	509,238
35,143	15,016	174,777	58,470	254,903
—	—	—	—	—
—	164	—	—	—

35,375	12,039,378	16,345,571	4,690,168	6,745,031

$6,932,045	$25,430,449	$939,153,978	$389,688,303	$2,858,544,799

$5,730	$25,321	$1,236,354	$1,089,639	$692,778
7,080,267	26,683,521	906,093,790	331,677,367	2,241,851,406
(153,952)	(1,278,393)	31,823,834	56,921,297	616,000,615

$6,932,045	$25,430,449	$939,153,978	$389,688,303	$2,858,544,799

3,151,875	9,498,811	817,243,538	338,028,044	1,303,147,728
3,780,170	15,931,638	121,910,440	51,660,259	1,555,397,071

262,075	946,176	107,579,461	94,581,666	31,866,796
310,908	1,585,896	16,055,969	14,382,249	37,410,974

$12.03	$10.04	$7.60	$3.57	$40.89

$12.16	$10.05	$7.59	$3.59	$41.58

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Statements of Assets and Liabilities (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund

Assets:
Investments, at cost
Unaffiliated issuers	$1,305,520,338	$1,744,959,487	$476,842,934
Affiliated issuers[1]	—	138,433,024	—
Repurchase agreements	31,951,595	7,409,491	1,065,753

	$1,337,471,933	$1,890,802,002	$477,908,687

Investments, at market value
Unaffiliated issuers	$1,612,363,294	$2,043,947,498	$422,328,848
Affiliated issuers[1]	—	123,807,510	—
Repurchase agreements	31,951,595	7,409,491	1,065,753

	1,644,314,889	2,175,164,499	423,394,601
Receivable for investment securities sold	—	4,178,758	—
Capital shares receivable	1,858,950	1,928,860	1,648,140
Interest and dividends receivable	326,412	176,291	1,030,946
Prepaid expenses and other assets	60,294	75,105	46,301

Total Assets	1,646,560,545	2,181,523,513	426,119,988

Liabilities:
Payable for securities purchased	1,043,952	5,396,319	—
Capital shares payable	2,289,589	1,474,743	8,053,989
Dividends payable to shareholders	—	—	80,480
Payable to Advisor	1,376,254	1,825,433	185,125
Accrued fund administration fees	237,715	251,928	49,920
Accrued expenses and other liabilities	177,623	370,551	67,932

Total Liabilities	5,125,133	9,318,974	8,437,446

Net Assets	$1,641,435,412	$2,172,204,539	$417,682,542

Net Assets Consist of:
Capital stock	$1,721,108	$589,968	$251,460
Paid-in-capital in excess of par	1,286,457,332	1,770,010,581	482,274,695
Distributable earnings (accumulated loss)	353,256,972	401,603,990	(64,843,613)

Net Assets	$1,641,435,412	$2,172,204,539	$417,682,542

Net Assets
Investor Class	781,361,913	1,585,348,993	417,682,542
Institutional Class	860,073,499	586,855,546	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	82,319,000	43,084,707	25,145,997
Institutional Class	89,791,824	15,912,123	—

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$9.49	$36.80	$16.61

Institutional Class	$9.58	$36.88	$—

[1]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$—	$—	$—
Dividends[1]
Unaffiliated issuers	11,327,803	616,725	374,310

Total investment income	11,327,803	616,725	374,310

Expenses:
Investment advisory fees	19,728,261	4,138,686	1,951,969
Shareholder servicing fees — Investor Class	1,217,343	136,990	59,864
Shareholder servicing fees — Institutional Class	18,691	14,124	2,717
Fund administration fees	270,145	46,115	28,055
Fund accounting fees	152,829	33,855	24,608
Reports to shareholders — Investor Class	79,398	14,248	7,552
Reports to shareholders — Institutional Class	54,390	5,385	5,206
Custody fees	4,470	129,292	29,675
Federal and state registration fees — Investor Class	28,861	11,468	11,841
Federal and state registration fees — Institutional Class	30,783	12,132	20,043
Legal fees	62,012	9,528	5,174
Trustees’ fees	135,070	19,627	9,203
Interest	40,241	9,907	1,728
Audit fees	8,534	8,534	8,534
Other expenses	60,544	14,078	11,940

Total expenses before reimbursement	21,891,572	4,603,969	2,178,109
Reimbursement of expenses by Advisor	—	—	—

Net Expenses	21,891,572	4,603,969	2,178,109

Net Investment Income (Loss)	(10,563,769)	(3,987,244)	(1,803,799)

Realized Gain (Loss):
Investments sold	62,939,477	6,668,440	(28,727,788)
Foreign currency transactions	—	(312,966)	(244,437)
Foreign capital gains taxes	—	(2,202,424)	(1,035,861)

Net realized gain (loss)	62,939,477	4,153,050	(30,008,086)

Change in Unrealized Appreciation (Depreciation):
Investments	(513,862,034)	(35,185,374)	(43,065,172)
Investments in affiliates	18,301,571	—	—
Foreign currency translations	(204)	(7,235)	16,715
Deferred foreign capital gains taxes	—	6,875,004	255,816
Unfunded commitment with a SPAC	1,740,000	—	—

Net change in unrealized appreciation (depreciation)	(493,820,667)	(28,317,605)	(42,792,641)

Net gain (loss) on investments	(430,881,190)	(24,164,555)	(72,800,727)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(441,444,959)	$(28,151,799)	$(74,604,526)

[1]	Net of $0, $169,022, $36,712, $429,821, $30,194, $37,169, $2,709 and $107,110 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2022 (Unaudited)

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$—	$—	$—	$—	$117,376

3,133,543	243,045	523,610	40,931	1,910,574

3,133,543	243,045	523,610	40,931	2,027,950

5,453,454	533,611	1,637,239	78,168	614,487
152,019	49,588	87,572	13,348	88,870
1,693	1,320	1,550	3,107	1,476
47,619	5,200	20,174	1,513	11,162
36,889	11,468	21,731	9,074	14,683
13,239	7,936	8,681	6,877	12,887
7,517	2,048	4,561	1,019	981
109,264	28,148	14,461	2,663	9,567
13,615	8,411	10,394	8,810	8,171
12,731	7,968	8,427	8,802	7,627
9,885	1,047	4,078	362	1,914
21,103	2,339	8,372	642	4,459
21,113	982	3,271	221	1,074
8,534	8,534	8,534	13,540	8,913
15,917	9,559	9,908	4,177	8,914

5,924,592	678,159	1,848,953	152,323	795,185
—	(2,452)	—	(51,631)	(49,063)

5,924,592	675,707	1,848,953	100,692	746,122

(2,791,049)	(432,662)	(1,325,343)	(59,761)	1,281,828

24,602,981	(1,381,681)	10,318,853	53,290	10,719,475
(223,102)	57	(12,964)	(44,504)	(4,116)
(2,388,524)	(7,961)	(856,781)	(33,307)	(24)

21,991,355	(1,389,585)	9,449,108	(24,521)	10,715,335

(121,075,249)	(13,954,269)	(52,939,713)	(3,259,779)	164,379
—	—	—	—	—
(9,770)	(16,819)	(3,166)	611	(10,036)
5,000,381	8,978	1,378,454	25,479	—
—	—	—	—	—

(116,084,638)	(13,962,110)	(51,564,425)	(3,233,689)	154,343

(94,093,283)	(15,351,695)	(42,115,317)	(3,258,210)	10,869,678

$(96,884,332)	$(15,784,357)	$(43,440,660)	$(3,317,971)	$12,151,506

Wasatch Funds

Statements of Operations (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Investment Income:
Interest	$—	$—	$194
Dividends[2]
Unaffiliated issuers	15,630	6,569,559	1,969,651
Affiliated issuers[3]	—	—	—

Total investment income	15,630	6,569,559	1,969,845

Expenses:
Investment advisory fees	50,738	7,258,680	6,250,581
Shareholder servicing fees — Investor Class	5,096	240,660	54,015
Shareholder servicing fees — Institutional Class	901	3,777	136,785
Fund administration fees	—	93,030	55,296
Fund accounting fees	10,248	64,441	46,337
Reports to shareholders — Investor Class	5,366	19,235	4,527
Reports to shareholders — Institutional Class	1,577	11,722	29,082
Custody fees	3,210	103,071	92,217
Federal and state registration fees — Investor Class	10,104	13,272	8,596
Federal and state registration fees — Institutional Class	9,211	12,732	13,251
Legal fees	370	18,800	11,803
Trustees’ fees	317	42,623	26,927
Dividends on securities sold short	—	—	—
Interest	918	12,563	13,871
Audit fees	18,738	8,535	8,534
Other expenses	941	26,008	17,396

Total expenses before reimbursement	117,735	7,929,149	6,769,218
Reimbursement of expenses by Advisor	(48,827)	—	—

Net Expenses	68,908	7,929,149	6,769,218

Net Investment Income (Loss)	(53,278)	(1,359,590)	(4,799,373)

Realized Gain (Loss):
Investments sold	(1,161,726)	38,429,230	(2,479,939)
Investments in affiliates	—	—	—
Foreign currency transactions	(341)	(23,194)	(70,866)
Net realized gain on short positions	—	—	—
Foreign capital gains taxes	—	(2,404,557)	(6)

Net realized gain (loss)	(1,162,067)	36,001,479	(2,550,811)

Change in Unrealized Appreciation (Depreciation):
Investments	(999,785)	(259,943,064)	(191,179,506)
Investments in affiliates	—	—	—
Foreign currency translations	(4)	(74,951)	(26,178)
Short positions	—	—	—
Deferred foreign capital gains taxes	—	3,643,280	1,567,075
Unfunded commitment with a SPAC	—	—	—

Net change in unrealized appreciation (depreciation)	(999,789)	(256,374,735)	(189,638,609)

Net gain (loss) on investments	(2,161,856)	(220,373,256)	(192,189,420)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,215,134)	$(221,732,846)	$(196,988,793)

[1]	Fund inception date was October 1, 2021.

[2]	Net of $212, $646,838, $209,920, $2,730, $0, $4,292, $15,851 and $0 in foreign withholding taxes, respectively.

[3]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SIX MONTHS ENDED MARCH 31, 2022 (Unaudited)

International Select Fund	Long/Short Alpha Fund[1]	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$—	$—	$—	$7,678	$—

15,631	99,321	413,479	1,133,623	1,621,212
—	—	218,487	—	—

15,631	99,321	631,966	1,141,301	1,621,212

33,751	128,084	8,812,354	3,298,327	16,502,443
12,858	4,842	448,209	158,977	710,976
3,311	1,252	1,384	1,278	12,481
689	1,634	82,249	32,001	222,221
9,868	8,657	52,643	27,418	127,889
6,254	4,492	35,566	15,312	38,442
1,561	4,598	5,416	1,616	68,106
3,697	7,079	4,825	12,387	1,036
9,493	8,773	31,817	13,793	27,919
9,566	10,192	15,523	10,515	40,414
210	52,144	20,478	6,639	52,359
294	350	44,029	14,483	120,265
—	20,766	—	—	—
177	32,013	15,775	3,178	34,059
13,540	18,691	18,738	18,738	8,534
2,961	2,726	22,376	11,421	52,159

108,230	306,293	9,611,382	3,626,083	18,019,303
(61,891)	(89,060)	—	(1,743)	—

46,339	217,233	9,611,382	3,624,340	18,019,303

(30,708)	(117,912)	(8,979,416)	(2,483,039)	(16,398,091)

(269,750)	(587,235)	19,546,470	(4,323,998)	109,040,977
—	—	(7,610,273)	—	(2,470,718)
(65,095)	—	(1,099)	4,944	—
—	237,800	—	—	—
—	—	—	—	—

(334,845)	(349,435)	11,935,098	(4,319,054)	106,570,259

(1,430,529)	(2,701,992)	(187,321,495)	(56,360,943)	(776,380,246)
—	—	(58,867,975)	—	(5,295,527)
(67)	—	(440)	(3,527)	—
—	1,890,946	—	—	—
—	—	—	—	—
—	—	697,000	—	—

(1,430,596)	(811,046)	(245,492,910)	(56,364,470)	(781,675,773)

(1,765,441)	(1,160,481)	(233,557,812)	(60,683,524)	(675,105,514)

$(1,796,149)	$(1,278,393)	$(242,537,228)	$(63,166,563)	$(691,503,605)

Wasatch Funds	SIX MONTHS ENDED MARCH 31, 2022 (Unaudited)

Statements of Operations (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund

Investment Income:
Interest	$—	$—	$4,666,226
Dividends[1]
Unaffiliated issuers	11,535,166	2,345,429	—

Total investment income	11,535,166	2,345,429	4,666,226

Expenses:
Investment advisory fees	8,582,221	13,075,346	1,141,815
Shareholder servicing fees — Investor Class	395,711	1,122,336	186,566
Shareholder servicing fees — Institutional Class	3,455	2,827	—
Fund administration fees	120,688	171,592	26,497
Fund accounting fees	72,006	101,224	15,697
Reports to shareholders — Investor Class	43,274	76,037	20,749
Reports to shareholders — Institutional Class	17,802	21,838	—
Custody fees	784	17,226	673
Federal and state registration fees — Investor Class	20,209	36,894	30,530
Federal and state registration fees — Institutional Class	20,842	24,740	—
Legal fees	25,142	43,464	6,998
Trustees’ fees	55,846	98,441	16,181
Interest	15,459	33,466	3,909
Audit fees	8,534	18,738	18,738
Other expenses	28,042	41,048	9,238

Total expenses before reimbursement	9,410,015	14,885,217	1,477,591
Reimbursement of expenses by Advisor	—	(10,518)	—

Net Expenses	9,410,015	14,874,699	1,477,591

Net Investment Income (Loss)	2,125,151	(12,529,270)	3,188,635

Realized Gain (Loss):
Investments sold	69,180,403	159,073,008	(3,299,187)
Investments in affiliates	—	(1,807,046)	—
Foreign currency transactions	—	(8,169)	—

Net realized gain (loss)	69,180,403	157,257,793	(3,299,187)

Change in Unrealized Appreciation (Depreciation):
Investments	(144,390,205)	(655,959,231)	(36,309,052)
Investments in affiliates	5,778,443	(15,005,768)	—
Foreign currency translations	—	(1,232)	—
Unfunded commitment with a SPAC	—	1,450,000	—

Net change in unrealized appreciation (depreciation)	(138,611,762)	(669,516,231)	(36,309,052)

Net gain (loss) on investments	(69,431,359)	(512,258,438)	(39,608,239)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(67,306,208)	$(524,787,708)	$(36,419,604)

[1]	Net of $0, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

Operations:
Net investment loss	$(10,563,769)	$(22,095,785)	$(3,987,244)	$(4,779,600)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	62,939,477	626,733,610	4,153,050	27,354,857
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, deferred foreign capital gains taxes and unrealized appreciation on an unfunded commitment with a SPAC	(493,820,667)	614,198,976	(28,317,605)	196,112,797

Net increase (decrease) in net assets resulting from operations	(441,444,959)	1,218,836,801	(28,151,799)	218,688,054

Distributions to shareholders from distributable earnings
Investor Class	(326,601,199)	(134,139,688)	(11,748,479)	—
Institutional Class	(284,274,389)	(96,241,665)	(15,680,233)	—

Capital share transactions:
Investor Class
Shares sold	152,043,106	285,293,963	77,383,006	72,552,290
Shares issued to holders in reinvestment of dividends	313,193,819	129,567,047	11,693,871	—
Shares redeemed	(229,429,417)	(396,773,770)	(47,968,469)	(45,105,601)
Redemption fees	45,551	57,178	130,404	21,479

Net increase (decrease)	235,853,059	18,144,418	41,238,812	27,468,168

Institutional Class
Shares sold	274,708,933	522,135,790	74,055,273	171,145,086
Shares issued to holders in reinvestment of dividends	261,121,349	88,636,169	14,141,713	—
Shares redeemed	(235,093,204)	(308,194,284)	(32,993,199)	(82,697,169)
Redemption fees	20,347	52,681	2,278	17,077

Net increase (decrease)	300,757,425	302,630,356	55,206,065	88,464,994

Total increase (decrease) in net assets	(515,710,063)	1,309,230,222	40,864,366	334,621,216

Net assets:
Beginning of period	4,039,378,536	2,730,148,314	617,017,685	282,396,469

End of period	$3,523,668,473	$4,039,378,536	$657,882,051	$617,017,685

Capital share transactions — shares:
Investor Class
Shares sold	1,676,504	2,901,779	11,191,968	13,216,525
Shares issued to holders in reinvestment of dividends	3,484,190	1,433,264	1,745,354	—
Shares redeemed	(2,559,543)	(4,142,514)	(7,335,339)	(8,368,087)

Net increase (decrease) in shares outstanding	2,601,151	192,529	5,601,983	4,848,438

Institutional Class
Shares sold	2,941,601	5,305,898	10,650,273	29,268,874
Shares issued to holders in reinvestment of dividends	2,857,846	967,961	2,085,798	—
Shares redeemed	(2,560,091)	(3,155,071)	(4,825,676)	(12,584,440)

Net increase in shares outstanding	3,239,356	3,118,788	7,910,395	16,684,434

See Notes to Financial Statements.

MARCH 31, 2022 (Unaudited)

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

$(1,803,799)	$(522,166)	$(2,791,049)	$(5,117,886)	$(432,662)	$(817,427)
(30,008,086)	4,277,978	21,991,355	38,976,385	(1,389,585)	7,270,444
(42,792,641)	35,535,079	(116,084,638)	159,034,703	(13,962,110)	16,301,503

(74,604,526)	39,290,891	(96,884,332)	192,893,202	(15,784,357)	22,754,520

(578,279)	—	(20,036,368)	(16,201,918)	(365,738)	—
(1,049,729)	—	(19,590,549)	(14,450,142)	(154,376)	—

90,851,777	74,966,286	88,378,039	67,652,710	3,637,958	4,625,113
577,642	—	18,833,390	15,429,738	328,775	—
(71,433,113)	(8,539,243)	(110,427,504)	(42,352,912)	(3,890,437)	(9,870,437)
129,487	20,990	43,953	6,899	1,653	2,525

20,125,793	66,448,033	(3,172,122)	40,736,435	77,949	(5,242,799)

364,746,478	107,774,616	144,602,037	84,918,309	4,123,447	2,827,190
703,049	—	18,882,311	13,131,207	151,926	—
(91,293,548)	(7,958,135)	(77,865,325)	(31,745,756)	(646,637)	(1,001,816)
16,109	4,807	8,378	—	680	—

274,172,088	99,821,288	85,627,401	66,303,760	3,629,416	1,825,374

218,065,347	205,560,212	(54,055,970)	269,281,337	(12,597,106)	19,337,095

264,226,297	58,666,085	643,358,356	374,077,019	69,796,619	50,459,524

$482,291,644	$264,226,297	$589,302,386	$643,358,356	$57,199,513	$69,796,619

4,199,045	3,547,349	22,096,560	17,518,756	893,342	1,141,142
27,069	—	4,673,298	4,551,545	82,815	—
(3,378,320)	(412,092)	(29,522,981)	(11,317,581)	(1,011,138)	(2,490,690)

847,794	3,135,257	(2,753,123)	10,752,720	(34,981)	(1,349,548)

17,320,263	4,811,742	37,229,242	21,883,056	1,013,225	721,918
32,205	—	4,628,017	3,828,340	37,887	—
(4,481,769)	(380,480)	(20,154,474)	(8,614,946)	(158,884)	(262,213)

12,870,699	4,431,262	21,702,785	17,096,450	892,228	459,705

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

Operations:
Net investment income (loss)	$(1,325,343)	$(2,132,294)	$(59,761)	$(105,828)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	9,449,108	21,898,520	(24,521)	2,100,307
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	(51,564,425)	57,490,762	(3,233,689)	1,756,738

Net increase (decrease) in net assets resulting from operations	(43,440,660)	77,256,988	(3,317,971)	3,751,217

Distributions to shareholders from distributable earnings
Investor Class	(14,804,572)	(2,570,977)	(813,040)	(8,940)
Institutional Class	(5,997,363)	(995,402)	(1,403,979)	(16,853)

Capital share transactions:
Investor Class
Shares sold	34,120,309	48,268,784	561,465	3,119,571
Shares issued to holders in reinvestment of dividends	14,715,236	2,541,567	813,040	8,940
Shares redeemed	(28,298,781)	(22,753,133)	(885,864)	(1,658,422)
Redemption fees	23,823	14,567	543	2,933

Net increase (decrease)	20,560,587	28,071,785	489,184	1,473,022

Institutional Class
Shares sold	32,145,184	22,325,925	1,814,603	1,320,860
Shares issued to holders in reinvestment of dividends	5,863,776	968,419	1,403,979	16,853
Shares redeemed	(11,253,213)	(8,844,008)	(440,003)	(468,215)
Redemption fees	2,651	1,624	1,865	—

Net increase (decrease)	26,758,398	14,451,960	2,780,444	869,498

Total increase (decrease) in net assets	(16,923,610)	116,214,354	(2,265,362)	6,067,944

Net assets:
Beginning of period	255,707,507	139,493,153	19,438,870	13,370,926

End of period	$238,783,897	$255,707,507	$17,173,508	$19,438,870

Capital share transactions — shares:
Investor Class
Shares sold	6,170,197	9,385,865	40,871	218,046
Shares issued to holders in reinvestment of dividends	2,829,853	531,709	60,003	607
Shares redeemed	(5,802,612)	(4,493,298)	(69,563)	(114,926)

Net increase (decrease) in shares outstanding	3,197,438	5,424,276	31,311	103,727

Institutional Class
Shares sold	6,214,037	4,281,400	139,672	90,616
Shares issued to holders in reinvestment of dividends	1,119,041	201,335	102,780	1,139
Shares redeemed	(2,270,104)	(1,707,010)	(35,092)	(32,058)

Net increase (decrease) in shares outstanding	5,062,974	2,775,725	207,360	59,697

[1]	Fund inception date was November 30, 2020.

See Notes to Financial Statements.

MARCH 31, 2022 (Unaudited)

Global Value Fund		Greater China Fund		International Growth Fund
Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Period Ended September 30, 2021[1]	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

$1,281,828	$2,486,384	$(53,278)	$(41,016)	$(1,359,590)	$(5,019,470)
10,715,335	11,411,611	(1,162,067)	(701,483)	36,001,479	99,884,694
154,343	28,322,848	(999,789)	(534,708)	(256,374,735)	182,359,658

12,151,506	42,220,843	(2,215,134)	(1,277,207)	(221,732,846)	277,224,882

(4,714,627)	(2,003,728)	—	—	(51,916,282)	(54,626,174)
(293,434)	(126,976)	—	—	(63,352,795)	(62,832,624)

8,170,636	6,816,083	1,732,442	8,986,007	22,649,715	48,872,849
4,593,744	1,946,735	—	—	47,744,025	49,768,442
(8,463,839)	(22,936,090)	(1,903,198)	(4,799,277)	(56,101,142)	(89,623,700)
3,409	10,770	11,360	18,104	5,289	3,660

4,303,950	(14,162,502)	(159,396)	4,204,834	14,297,887	9,021,251

3,652,995	1,198,637	3,091,435	9,671,913	48,730,314	75,309,424
292,236	126,361	—	—	58,809,033	58,970,595
(1,296,466)	(2,899,730)	(2,864,142)	(2,025,474)	(68,816,789)	(90,761,018)
941	4,273	1,908	—	36	44

2,649,706	(1,570,459)	229,201	7,646,439	38,722,594	43,519,045

14,097,101	24,357,178	(2,145,329)	10,574,066	(283,981,442)	212,306,380

127,128,701	102,771,523	10,574,066	—	1,278,478,268	1,066,171,888

$141,225,802	$127,128,701	$8,428,737	$10,574,066	$994,496,826	$1,278,478,268

846,393	752,115	176,178	816,427	705,648	1,362,318
484,942	215,835	—	—	1,409,210	1,467,663
(875,041)	(2,664,292)	(204,500)	(430,552)	(1,755,888)	(2,492,622)

456,294	(1,696,342)	(28,322)	385,875	358,970	337,359

373,809	149,716	317,573	876,966	1,505,511	2,072,631
30,815	14,054	—	—	1,723,594	1,728,836
(132,972)	(371,161)	(297,303)	(186,429)	(2,222,861)	(2,508,278)

271,652	(207,391)	20,270	690,537	1,006,244	1,293,189

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Opportunities Fund		International Select Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

Operations:
Net investment loss	$(4,799,373)	$(8,573,888)	$(30,708)	$(36,551)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(2,550,811)	94,867,256	(334,845)	(11,801)
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, deferred foreign capital gains taxes, securities sold short and unrealized appreciation on an unfunded commitment with a SPAC	(189,638,609)	16,485,313	(1,430,596)	975,864

Net increase (decrease) in net assets resulting from operations	(196,988,793)	102,778,681	(1,796,149)	927,512

Distributions to shareholders from distributable earnings
Investor Class	(16,548,898)	(2,818,253)	—	—
Institutional Class	(79,947,261)	(11,776,758)	—	—

Capital share transactions:
Investor Class
Shares sold	3,224,779	11,132,601	434,496	2,658,754
Shares issued to holders in reinvestment of dividends	15,590,314	2,669,546	—	—
Shares redeemed	(11,303,548)	(20,773,406)	(1,166,795)	(1,390,088)
Redemption fees	615	571	2,437	3,620

Net increase (decrease)	7,512,160	(6,970,688)	(729,862)	1,272,286

Institutional Class
Shares sold	140,765,156	165,435,970	172,693	2,521,298
Shares issued to holders in reinvestment of dividends	54,694,121	7,718,205	—	—
Shares redeemed	(153,681,831)	(113,397,293)	(223,585)	(142,274)
Redemption fees	1,209	2,116	—	—

Net increase (decrease)	41,778,655	59,758,998	(50,892)	2,379,024

Total increase (decrease) in net assets	(244,194,137)	140,971,980	(2,576,903)	4,578,822

Net assets:
Beginning of period	814,956,688	673,984,708	9,508,948	4,930,126

End of period	$570,762,551	$814,956,688	$6,932,045	$9,508,948

Capital share transactions — shares:
Investor Class
Shares sold	811,611	2,194,333	31,392	191,631
Shares issued to holders in reinvestment of dividends	3,600,534	532,844	—	—
Shares redeemed	(2,686,314)	(4,043,325)	(87,684)	(100,099)

Net increase (decrease) in shares outstanding	1,725,831	(1,316,148)	(56,292)	91,532

Institutional Class
Shares sold	35,185,429	31,425,484	13,285	161,299
Shares issued to holders in reinvestment of dividends	12,430,482	1,519,332	—	—
Shares redeemed	(39,801,984)	(21,946,474)	(16,652)	(10,088)

Net increase (decrease) in shares outstanding	7,813,927	10,998,342	(3,367)	151,211

[1]	Fund inception date was October 1, 2021.

See Notes to Financial Statements.

MARCH 31, 2022 (Unaudited)

Long/Short Alpha Fund[1]	Micro Cap Fund		Micro Cap Value Fund
Six Months Ended March 31, 2022 (Unaudited)	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

$(117,912)	$(8,979,416)	$(20,259,518)	$(2,483,039)	$(4,206,723)
(587,235)	11,935,098	327,060,619	(4,319,054)	102,059,372
237,800	—	—	—	—
(811,046)	(245,492,910)	20,503,701	(56,364,470)	48,749,380

(1,278,393)	(242,537,228)	327,304,802	(63,166,563)	146,602,029

—	(257,919,727)	(57,786,059)	(73,081,163)	(32,167,241)
—	(41,304,544)	(5,602,699)	(12,549,879)	(3,839,014)

10,195,102	58,889,800	377,733,208	61,331,940	82,538,633
—	243,675,646	54,969,115	71,677,406	31,505,664
(461,989)	(172,357,335)	(272,390,014)	(55,031,367)	(47,498,149)
3,329	20,472	262,321	24,369	33,421

9,736,442	130,228,583	160,574,630	78,002,348	66,579,569

18,461,796	51,611,561	194,062,520	20,262,782	29,301,417
—	39,473,070	5,596,541	12,450,069	3,812,083
(1,490,190)	(94,009,926)	(76,415,465)	(15,850,598)	(14,957,122)
794	1,879	3,161	4,363	5,063

16,972,400	(2,923,416)	123,246,757	16,866,616	18,161,441

25,430,449	(414,456,332)	547,737,431	(53,928,641)	195,336,784

—	1,353,610,310	805,872,879	443,616,944	248,280,160

$25,430,449	$939,153,978	$1,353,610,310	$389,688,303	$443,616,944

990,003	6,331,794	30,678,399	14,138,611	17,348,497
—	27,690,414	4,674,244	17,964,263	7,798,432
(43,827)	(18,452,138)	(21,435,378)	(13,376,293)	(10,376,452)

946,176	15,570,070	13,917,265	18,726,581	14,770,477

1,732,647	5,361,824	15,024,249	4,300,089	6,275,738
—	4,490,680	476,707	3,104,755	941,255
(146,751)	(9,614,524)	(5,871,834)	(4,025,147)	(3,129,699)

1,585,896	237,980	9,629,122	3,379,697	4,087,294

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

Operations:
Net investment income (loss)	$(16,398,091)	$(32,055,024)	$2,125,151	$(1,623,545)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	106,570,259	633,416,642	69,180,403	172,310,310
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, deferred foreign capital gains taxes and unrealized appreciation on an unfunded commitment with a SPAC	(781,675,773)	437,113,290	(138,611,762)	364,219,286

Net increase (decrease) in net assets resulting from operations	(691,503,605)	1,038,474,908	(67,306,208)	534,906,051

Distributions to shareholders from distributable earnings
Investor Class	(298,275,007)	(96,235,323)	(63,940,106)	—
Institutional Class	(324,759,466)	(86,937,817)	(65,113,713)	—

Capital share transactions:
Investor Class
Shares sold	121,711,166	266,539,467	85,367,316	236,881,288
Shares issued to holders in reinvestment of dividends	287,667,859	93,553,193	62,945,104	—
Shares redeemed	(225,967,178)	(299,046,644)	(110,832,363)	(205,993,454)
Redemption fees	53,845	89,234	10,686	35,787

Net increase (decrease)	183,465,692	61,135,250	37,490,743	30,923,621

Institutional Class
Shares sold	285,536,198	607,073,733	181,246,548	315,082,542
Shares issued to holders in reinvestment of dividends	302,906,157	80,532,098	63,842,825	—
Shares redeemed	(241,184,825)	(442,958,726)	(134,345,909)	(189,649,025)
Redemption fees	20,283	53,319	2,175	7,350

Net increase (decrease)	347,277,813	244,700,424	110,745,639	125,440,867

Total increase (decrease) in net assets	(783,794,573)	1,161,137,442	(48,123,645)	691,270,539

Net assets:
Beginning of period	3,642,339,372	2,481,201,930	1,689,559,057	998,288,518

End of period	$2,858,544,799	$3,642,339,372	$1,641,435,412	$1,689,559,057

Capital share transactions — shares:
Investor Class
Shares sold	2,566,840	4,516,189	8,290,823	23,765,389
Shares issued to holders in reinvestment of dividends	6,173,130	1,684,429	6,281,947	—
Shares redeemed	(4,797,099)	(5,033,375)	(10,906,679)	(20,327,258)

Net increase (decrease) in shares outstanding	3,942,871	1,167,243	3,666,091	3,438,131

Institutional Class
Shares sold	5,986,423	9,932,157	17,871,045	30,568,064
Shares issued to holders in reinvestment of dividends	6,395,823	1,431,936	6,314,819	—
Shares redeemed	(4,964,755)	(7,509,088)	(13,230,678)	(18,750,542)

Net increase in shares outstanding	7,417,491	3,855,005	10,955,186	11,817,522

See Notes to Financial Statements.

MARCH 31, 2022 (Unaudited)

Ultra Growth Fund		U.S. Treasury Fund
Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

$(12,529,270)	$(26,648,533)	$3,188,635	$6,128,604
157,257,793	315,216,686	(3,299,187)	39,385,439
(669,516,231)	415,913,507	(36,309,052)	(112,378,324)

(524,787,708)	704,481,660	(36,419,604)	(66,864,281)

(229,039,647)	(61,840,753)	(3,292,078)	(38,402,521)
(76,370,747)	(16,342,126)	—	—

172,216,069	599,052,364	87,419,215	209,948,604
218,714,597	59,462,213	3,083,111	36,348,620
(438,334,644)	(637,371,694)	(96,095,850)	(223,805,099)
48,641	219,044	39,065	136,905

(47,355,337)	21,361,927	(5,554,459)	22,629,030

155,076,055	392,665,468	—	—
74,406,337	16,004,270	—	—
(152,718,791)	(165,082,752)	—	—
1,768	77,106	—	—

76,765,369	243,664,092	—	—

(800,788,070)	891,324,800	(45,266,141)	(82,637,772)

2,972,992,609	2,081,667,809	462,948,683	545,586,455

$2,172,204,539	$2,972,992,609	$417,682,542	$462,948,683

4,063,674	12,414,162	4,844,176	11,250,430
5,346,238	1,276,013	173,945	1,841,330
(10,566,732)	(13,262,721)	(5,444,588)	(11,858,247)

(1,156,820)	427,454	(426,467)	1,233,513

3,719,989	8,228,836	—	—
1,815,231	343,145	—	—
(3,679,818)	(3,318,408)	—	—

1,855,402	5,253,573	—	—

Wasatch Funds

Statement of Cash Flows

Long/Short Alpha Fund[1]
Six Months Ended March 31, 2022 (Unaudited)

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(1,278,393)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Long-term investments purchased	(38,944,561)
Long-term investments sold	6,162,619
Purchases to cover securities sold short	(2,286,576)
Securities sold short	16,423,109
Increase in investment securities sold receivable	(1,110,801)
Increase in dividends and interest receivable	(8,957)
Increase in prepaid expenses and other assets	(88,409)
Increase in dividends payable on securities sold short	164
Increase in accrued fund administration fees	1,292
Increase in payable to advisor	13,495
Increase in accrued expenses and other liabilities	15,016
Net change in unrealized appreciation on unaffiliated investments	2,701,992
Net realized loss from unaffiliated investments	587,235
Net realized gain from securities sold short	(237,800)
Net change in unrealized depreciation on securities sold short	(1,890,946)

Net cash used in operating activities	(19,941,521)

Cash flows from financing activities:
Proceeds from shares sold	28,655,548
Payment on shares redeemed	(1,950,555)
Redemption fees	4,123

Net cash from financing activities	26,709,116

Net increase in cash	6,767,595
Cash at beginning of period	—

Cash at end of period	$6,767,595

[1]	Fund inception date was October 1, 2021.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$104.75	(0.24)	(9.51)	(9.75)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—	(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Core Growth Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$106.20	(0.25)	(9.62)	(9.87)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—	(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—	(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Emerging India Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$6.95	(0.02)	(0.20)	(0.22)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—	[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [9]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Emerging India Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$7.03	(0.03)	(0.20)	(0.23)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—	[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [9]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$22.49	(0.10)	(3.60)	(3.70)	0.03		—	(0.09)	(0.09)
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01		—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—	—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—	—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—	—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$23.01	(0.04)	(3.73)	(3.77)	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—	[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—	—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—	—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—	—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net (Loss) Of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$79.17	(11.12)	1.16	5 8	1.16	5 8	(0.59)	(0.59)	$1,849,035	12%
$104.75	44.82	1.17	[5]	1.17	[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%

$80.50	(11.07)	1.05	5 8	1.05	5 8	(0.47)	(0.47)	$1,674,633	12%
$106.20	44.98	1.05		1.05		(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05		1.08		(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05		1.09		(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	[8]	1.08	[8]	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05		1.10		(0.63)	(0.67)	$383,159	26%

$6.43	(3.37)	1.45	5 8	1.45	5 8	(1.26)	(1.26)	$275,017	11%
$6.95	64.69	1.52	[5]	1.52	[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%

$6.50	(3.48)	1.35	5 8	1.35	5 8	(1.16)	(1.16)	$382,865	11%
$7.03	65.02	1.37	[5]	1.37	[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%

$18.73	(16.34)	1.21	5 8	1.21	5 8	(1.03)	(1.03)	$94,081	11%
$22.49	56.18	1.37	[5]	1.37	[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%

$19.15	(16.37)	1.08	5 8	1.08	5 8	(0.88)	(0.88)	$388,211	11%
$23.01	56.42	1.18	[5]	1.18	[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$4.23	(0.02)	(0.52)	(0.54)	—	[4]	(0.01)	(0.24)	(0.25)
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$4.27	(0.01)[4]	(0.52)	(0.53)	—	[4]	(0.01)	(0.25)	(0.26)
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—	—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$4.40	(0.03)	(0.92)	(0.95)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—	[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$4.46	(0.01)	(0.95)	(0.96)	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—	[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$5.83	(0.02)	(0.79)	(0.81)	—	[4]	— [4]	(0.44)	(0.44)
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$5.88	(0.01)	(0.81)	(0.82)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Global Select Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$15.83	(0.06)	(2.31)	(2.37)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01		—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$15.94	(0.04)	(2.33)	(2.37)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—		—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net (Loss) Of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.44	(13.55)	1.84	5 7	1.84	5 7	(0.89)	(0.89)	$252,749	14%
$4.23	50.23	1.88	[5]	1.88	[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	[7]	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%

$3.48	(13.35)	1.74	5 7	1.74	5 7	(0.81)	(0.81)	$336,553	14%
$4.27	50.53	1.76	[5]	1.76	[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	8%

$3.42	(21.68)	2.15	5 8	2.16	5 8	(1.41)	(1.42)	$40,525	24%
$4.40	45.70	2.12	[5]	2.12	[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%

$3.46	(21.72)	1.92	5 8	1.92	5 8	(1.15)	(1.15)	$16,675	24%
$4.46	46.23	1.95	[5]	2.08	[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%

$4.58	(14.84)	1.44	5 8	1.44	5 8	(1.05)	(1.05)	$157,179	15%
$5.83	51.70	1.46	[5]	1.46	[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%

$4.62	(14.82)	1.34	5 8	1.34	5 8	(0.94)	(0.94)	$81,605	15%
$5.88	52.21	1.35	[5]	1.40	[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%

$11.68	(16.54)	1.35	5 8	2.12	5 8	(0.91)	(1.68)	$5,567	21%
$15.83	25.84	1.35	[5]	2.17	[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$11.79	(16.34)	0.95	5 8	1.40	5 8	(0.51)	(0.95)	$11,606	21%
$15.94	26.31	0.95	[5]	1.56	[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Global Value Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$9.24	0.09	0.78	0.87	—	[4]	(0.08)	(0.28)	(0.36)
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—	[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[13]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [10]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Global Value Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$9.23	0.08	0.80	0.88	—	[4]	(0.09)	(0.28)	(0.37)
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01		(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[13]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [10]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Greater China Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$9.83	(0.07)	(1.88)	(1.95)	0.03		—	—	—
Period ended 9/30/21[14]	$10.00	(0.05)	(0.17)	(0.22)	0.05		—	—	—
Greater China Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$9.82	(0.04)	(1.90)	(1.94)	—	[4]	—	—	—
Period ended 9/30/21[14]	$10.00	(0.03)	(0.15)	(0.18)	—	[4]	—	—	—
International Growth Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$38.79	(0.04)	(6.27)	(6.31)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
International Growth Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$39.04	(0.03)	(6.31)	(6.34)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
International Opportunities Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$5.26	(0.02)	(1.14)	(1.16)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
International Opportunities Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$5.33	(0.03)	(1.14)	(1.17)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net (Loss) Of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$9.75	9.54	1.10	5 8	1.17	5 8	1.86	1.79	$131,022	24%
$9.24	43.20	1.10	[5]	1.18	[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[13]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [10]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%

$9.74	9.64	0.95	5 8	1.04	5 8	2.15	2.06	$10,203	24%
$9.23	43.26	0.99	[5]	1.43	[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[13]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [10]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%

$7.91	(19.53)	1.52	6 7	2.78	6 7	(1.22)	(2.49)	$2,827	34%
$9.83	(1.70)	1.51	[6]	3.76	[6]	(0.60)	(2.85)	$3,795	43%

$7.88	(19.76)	1.27	6 7	2.06	6 7	(0.95)	(1.74)	$5,602	34%
$9.82	(1.80)	1.26	[6]	3.09	[6]	(0.34)	(2.17)	$6,779	43%

$28.95	(17.59)	1.42	5 8	1.42	5 8	(0.29)	(0.29)	$442,586	12%
$38.79	26.59	1.41	[5]	1.41	[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%

$29.17	(17.55)	1.32	5 8	1.32	5 8	(0.19)	(0.19)	$551,911	12%
$39.04	26.70	1.32	[5]	1.32	[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%

$3.46	(24.52)	1.94	5 8	1.94	5 8	(1.39)	(1.39)	$97,567	23%
$5.26	15.68	1.91	[5]	1.91	[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%

$3.52	(24.37)	1.89	5 8	1.89	5 8	(1.33)	(1.33)	$473,195	23%
$5.33	15.44	1.89	[5]	1.89	[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
International Select Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$14.96	(0.09)	(2.85)	(2.94)	0.01		—	—	—
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01		—	—	—
Year ended 9/30/20[11]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$15.10	(0.04)	(2.90)	(2.94)	—		—	—	—
Year ended 9/30/21	$12.69	— [4]	2.41	2.41	—		—	—	—
Year ended 9/30/20[11]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Long/Short Alpha Fund — Investor Class
Six Months ended 3/31/22 (unaudited)[15]	$10.00	(0.05)	0.09	0.04	—		—	—	—
Long/Short Alpha Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)[15]	$10.00	(0.04)	0.09	0.05	—		—	—	—
Micro Cap Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$12.55	(0.07)	(1.98)	(2.05)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—	[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Micro Cap Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$12.55	(0.08)	(1.98)	(2.06)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—	[4]	—	(0.67)	(0.67)
Period ended 9/30/20[12]	$7.74	(0.05)	1.86	1.81	—		—	—	—
Micro Cap Value Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$5.10	(0.02)	(0.57)	(0.59)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—	[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Micro Cap Value Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$5.12	(0.03)	(0.56)	(0.59)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—	[4]	—	(0.53)	(0.53)
Period ended 9/30/20[12]	$3.26	(0.01)	0.41	0.40	—		—	—	—
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$62.46	(0.23)	(10.52)	(10.75)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	(3.51)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$63.29	(0.26)	(10.63)	(10.89)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	(3.51)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net (Loss) Of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$12.03	(19.59)	1.30	5 8	3.02	5 8	(0.94)	(2.65)	$3,152	13%
$14.96	18.64	1.30	[5]	3.09	[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$12.16	(19.47)	0.90	5 8	2.14	5 8	(0.53)	(1.76)	$3,780	13%
$15.10	18.99	0.90	[5]	3.03	[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$10.04	0.40	2.24	6 7 16	3.12	6 7 16	(1.20)	(2.08)	$9,499	24%

$10.05	0.50	2.04	6 7 16	2.89	6 7 16	(1.11)	(1.97)	$15,932	24%

$7.60	(19.51)	1.65	5 8	1.65	5 8	(1.54)	(1.54)	$817,244	30%
$12.55	38.81	1.63	[5]	1.63	[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%

$7.59	(19.48)	1.57	5 8	1.57	5 8	(1.47)	(1.47)	$121,910	30%
$12.55	38.96	1.56	[5]	1.56	[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

$3.57	(13.76)	1.66	5 8	1.66	5 8	(1.14)	(1.14)	$338,028	25%
$5.10	58.11	1.66	[5]	1.66	[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%

$3.59	(13.53)	1.60	5 8	1.61	5 8	(1.08)	(1.09)	$51,660	25%
$5.12	58.25	1.60	[5]	1.61	[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

$40.89	(19.34)	1.14	5 8	1.14	5 8	(1.04)	(1.04)	$1,303,148	16%
$62.46	42.49	1.12	[5]	1.12	[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%

$41.58	(19.29)	1.05	5 8	1.05	5 8	(0.95)	(0.95)	$1,555,397	16%
$63.29	42.62	1.05	[5]	1.06	[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning Of Period	Net Investment Income (Loss)	Net Realized And Unrealized Gains (Losses) On Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Small Cap Value Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$10.68	0.01	(0.39)	(0.38)	—	[4]	— [4]	(0.81)	(0.81)
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—	[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$10.78	0.01	(0.39)	(0.38)	—	[4]	(0.01)	(0.81)	(0.82)
Year ended 9/30/21	$7.05	— [4]	3.73	3.73	—	[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Ultra Growth Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$50.98	(0.22)	(8.63)	(8.85)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01		—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Ultra Growth Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)	$51.05	(0.19)	(8.65)	(8.84)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01		—	(1.41)	(1.41)
Period ended 9/30/20[12]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Treasury Fund — Investor Class
Six Months ended 3/31/22 (unaudited)	$18.10	0.13	(1.49)	(1.36)	—	[4]	(0.13)	—	(0.13)
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01		(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net (Loss) Of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$9.49	(3.93)	1.15	5 8	1.15	5 8	0.19	0.19	$781,362	28%
$10.68	52.79	1.16	[5]	1.16	[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%

$9.58	(3.89)	1.05	5 8	1.05	5 8	0.30	0.30	$860,073	28%
$10.78	52.91	1.05	[5]	1.06	[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%

$36.80	(18.39)	1.17	5 8	1.17	5 8	(0.99)	(0.99)	$1,585,349	17%
$50.98	32.78	1.16	[5]	1.16	[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%

$36.88	(18.36)	1.05	5 8	1.06	5 8	(0.87)	(0.88)	$586,856	17%
$51.05	32.89	1.05	[5]	1.06	[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$16.61	(7.55)	0.65	5 8	0.65	5 8	1.40	1.40	$417,683	8%
$18.10	(12.74)	0.66	[5]	0.66	[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Notes to Financial Highlights

[1]Not	annualized for periods less than one year.

[2]Annualized	for periods less than one year.

[3]Portfolio	turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]Represents	amounts less than $0.005 per share.

[5]Includes	interest expense of less than 0.005%.

[6]Includes	interest expenses of more than 0.005%.

[7]Includes	extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]Includes	extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]Per	share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

[10]Net

Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

[11]Fund	inception date was October 1, 2019.

[12]Institutional	Class inception date was January 31, 2020.

[13]Net

Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

[14]Fund	inception date was November 30, 2020.

[15]Fund	inception date was October 1, 2021.

[16]Includes	interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Alpha Fund — Investor Class
Six Months ended 3/31/22 (unaudited)[15]	1.75%	2.63%

Long/Short Alpha Fund — Institutional Class
Six Months ended 3/31/22 (unaudited)[15]	1.50%	2.36%

See Notes to Financial Statements.

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Long/Short Alpha Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Select Fund, Greater China Fund and International Select Fund are each a non-diversified fund. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust redesignated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 18 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012; Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016; Global Select Fund and International Select Fund, which commenced operations on October 1, 2019; Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which commenced operations on January 31, 2020; Greater China Fund, which commenced operations on November 30, 2020; and Long/Short Alpha Fund, which commenced operations on October 1, 2021. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc., d/b/a Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International Opportunities, International Select, Long/Short Alpha Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2022. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds are investment companies and accordingly they follow the investment company accounting and reporting guidance in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial reporting purposes, estimates on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates Wasatch utilizes a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing tax returns, REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial reporting process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Wasatch Funds

Notes to Financial Statements (continued)

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Equity Funds, the Long/Short Alpha Fund in particular, may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. None of the Funds entered into foreign currency contracts transactions during the six-month period ended March 31, 2022.

MARCH 31, 2022 (Unaudited)

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2022 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$453,378,038	$141,118,214	$343,684,044	$159,350,679	$20,483,052
Sales	558,016,384	77,266,986	41,761,586	95,153,056	15,233,902

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Purchases	$64,044,658	$4,507,603	$35,952,523	$3,583,609	$138,536,734
Sales	39,997,130	3,924,840	32,294,771	3,437,583	194,378,928

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$156,915,486	$1,121,386	$38,944,561	$353,624,523	$109,330,523
Sales	186,657,477	2,009,429	6,162,619	555,099,227	101,890,507

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Purchases	$511,448,459	$484,094,182	$450,283,877
Sales	568,134,657	466,816,837	756,942,406

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $37,408,672 and $37,989,408, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is the Funds’ policy to qualify as regulated investment companies and distribute substantially all of their taxable income to shareholders. The Funds’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return.

Management has analyzed the Funds’ tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements.

As of March 31, 2022, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Cost	$2,579,089,370	$409,443,057	$467,472,111	$396,528,700	$47,207,783

Gross appreciation	$1,121,961,033	$264,325,380	$44,034,941	$251,512,220	$15,629,809
Gross (depreciation)	(203,256,196)	(386,816)	(32,734,612)	(47,568,088)	(5,814,170)

Net appreciation	$918,704,837	$263,938,564	$11,300,329	$203,944,132	$9,815,639

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Cost	$173,042,453	$15,901,020	$114,610,925	$9,847,823	$688,291,537

Gross appreciation	$75,979,328	$2,523,763	$26,214,910	$448,830	$358,558,959
Gross (depreciation)	(13,038,771)	(1,642,116)	(2,494,307)	(2,029,551)	(56,125,512)

Net appreciation (depreciation)	$62,940,557	$881,647	$23,720,603	$(1,580,721)	$302,433,447

Wasatch Funds

Notes to Financial Statements (continued)

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Cost	$439,387,736	$6,405,628	$32,295,773	$909,245,910	$300,594,177

Gross appreciation	$181,805,370	$773,068	$999,021	$161,688,122	$91,685,718
Gross (depreciation)	(50,302,259)	(524,017)	(3,802,079)	(143,161,711)	(25,772,726)

Net appreciation (depreciation)	$131,503,111	$249,051	$(2,803,058)	$18,526,411	$65,912,992

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$2,275,008,577	$1,315,408,334	$1,905,934,240	$477,313,575

Gross appreciation	$902,088,481	$377,660,099	$550,760,297	$6,048,607
Gross (depreciation)	(347,893,217)	(80,705,139)	(288,939,529)	(61,033,334)

Net appreciation (depreciation)	$554,195,264	$296,954,960	$261,820,768	$(54,984,727)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The amount and character of tax-basis distributions and composition of net assets are finalized at the end of the fiscal year. Accordingly, tax basis balances have not been determined as of the date of this report.

Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from ordinary income and realized capital gains for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction (tax equalization).

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims, passive foreign investment company shares, foreign capital gains taxes, foreign currency transactions, corporate actions, wash sales and investments in REITs. These reclassifications have no effect on net assets or the net asset value per share.

The Fund’s are permitted to carry forward capital losses for an unlimited period. The losses carried forward retain their character as either short-term or long-term capital losses.

Capital loss carryforwards as of September 30, 2021 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Frontier Emerging Small Countries Fund	$91,976,148	$4,415,591
Global Value Fund*	23,932,015	137,395,636
Greater China Fund	682,646	—
International Select Fund	33,009	—

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2021, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Select Fund	$2,806,868
Frontier Emerging Small Countries Fund	6,636,366
Global Value Fund	1,027,950
U.S. Treasury Fund	13,584,324

MARCH 31, 2022 (Unaudited)

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Emerging India Fund	$—	$(7,436,538)
Emerging Markets Select Fund	—	(477,589)
Emerging Markets Small Cap Fund	—	(2,272,809)
Global Opportunities Fund	—	(1,914,666)
Greater China Fund	—	(48,848)
International Growth Fund	—	(6,124,780)
International Opportunities Fund	(168,826)	(4,956,526)
International Select Fund	—	(26,889)
U.S. Treasury Fund	(6,578,439)	—

EU Reclaims — Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and rates. Several Wasatch Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income in the Statements of Operations and any related receivable, if any, is reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Funds during the fiscal year exceed foreign withholding taxes paid, and the Funds had previously passed foreign tax credits on to their shareholders, the Funds may enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Funds’ shareholders.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2023. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2023). A Fund may only make a repayment to the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after repayment is taken into account, to exceed both (i) the expense cap at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2023. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2022 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2023	$—
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2023	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2023	—
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2023	—
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2023	2,452
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2023	—
Global Select Fund	0.85%	1.35%	0.95%	1/31/2023	51,631
Global Value Fund	0.90%	1.10%	0.95%	1/31/2023	49,063
Greater China Fund	1.00%	1.50%	1.25%	1/31/2023	48,827
International Growth Fund	1.25%	1.75%	1.35%	1/31/2023	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2023	—
International Select Fund	0.80%	1.30%	0.90%	1/31/2023	61,891
Long/Short Alpha Fund	1.25%	1.75%	1.50%	1/31/2023	89,060
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2023	—
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2023	1,743
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2023	—
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2023	—
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2023	10,518
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2023	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2022, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $150,000 per year for services rendered and a fee of $30,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2022 Base Compensation”). Trustees will receive an additional $12,000 for in-person attendance at any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance at any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board would receive an additional 25% of the 2022 Base Compensation and the Chair of a Committee would receive an additional 15% of the 2022 Base Compensation. Accordingly, to implement this additional compensation for services as a

Chair, the Chair of the Board receives an additional fee of $75,000 a year as Chair. The Chair of the Audit Committee and the Chair of the Nominating Committee each receive an additional $45,000 per year as Chair.

In the calendar year of 2021, each Independent Trustee was paid a retainer of $126,750 per year for services rendered and a fee of $25,350 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2021 Base Compensation”). Trustees received an additional $12,000 for in-person attendance at any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance at any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2021 Base Compensation and the Chair of a Committee received an additional 15% of the 2021 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $31,687.50 a year as Chair and $7,921.75 for attendance in person or telephonically at each regular Board meeting (four meetings per year) in 2021. The Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $19,012.50 per year as Chair and $4,753.13 for attendance in person or telephonically at each regular Board meeting (four meetings per year) in 2021.

Payments by Advisor — During 2018, the Advisor paid for a portion of the expenses in connection with the merger

MARCH 31, 2022 (Unaudited)

of the Long/Short and Global Value Funds. The Advisor will not be reimbursed for these amounts.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington Investment Management Company (“HIMCo”), the Sub-Advisor for the U.S. Treasury Fund, (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of orders to purchase or sell securities on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2022 up to 0.40% annually) of the average value of a Fund’s Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees—Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

Wasatch Funds

Notes to Financial Statements (continued)

10% Shareholders — As of March 31, 2022, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	41.25%
Emerging India Fund	3	65.79%
Emerging Markets Select Fund	3	70.63%
Emerging Markets Small Cap Fund	2	54.53%
Frontier Emerging Small Countries Fund	3	60.32%
Global Opportunities Fund	3	66.00%
Global Select Fund	3	69.19%
Global Value Fund	2	70.66%
Greater China Fund	3	68.27%
International Growth Fund	2	51.13%
International Opportunities Fund	2	39.14%
International Select Fund	5	79.70%
Long/Short Alpha Fund	4	91.58%
Micro Cap Fund	2	45.50%
Micro Cap Value Fund	3	59.48%
Small Cap Growth Fund	3	58.57%
Small Cap Value Fund	4	68.37%
Ultra Growth Fund	2	58.03%
U.S. Treasury Fund	3	47.63%

Affiliated Interests — As of March 31, 2022, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds, which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	17	2.23%
Emerging India Fund	28	3.06%
Emerging Markets Select Fund	21	2.37%
Emerging Markets Small Cap Fund	11	1.25%
Frontier Emerging Small Countries Fund	9	2.57%
Global Opportunities Fund	15	5.06%
Global Select Fund	18	65.28%
Global Value Fund	6	3.46%
Greater China Fund	15	44.34%
International Growth Fund	12	0.34%
International Opportunities Fund	14	0.72%
International Select Fund	12	38.55%
Long/Short Alpha Fund	12	45.13%
Micro Cap Fund	17	0.66%
Micro Cap Value Fund	13	1.65%
Small Cap Growth Fund	18	1.40%
Small Cap Value Fund	11	1.14%
Ultra Growth Fund	14	0.53%
U.S. Treasury Fund	6	0.38%

*	Multiple accounts with the same beneficial owner are treated as one account.

MARCH 31, 2022 (Unaudited)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2022 with an “affiliated company” as so defined:

	Value, Beginning Of the Period	Purchases At Cost	Proceeds From Sales	Value, End Of the Period	Dividends Credited to Income for the Period ended 3/31/2022	Gain (Loss) Realized on Sale of Shares For the Period ended 3/31/2022	Change in Unrealized Appreciation For the Period ended 3/31/2022
Core Growth Fund
Common Stock
Holley, Inc.	$43,374,999	$33,599,151	$—	$92,261,511	$—	$—	$15,287,361
1-800-Flowers.com, Inc., Class A*	58,669,388	—	46,616,756	—	—	(8,268,400)	(3,784,232)

	$102,044,387	$33,599,151	$46,616,756	$92,261,511	$—	$(8,268,400)	$11,503,129

Micro Cap Fund
Common Stock
Allied Motion Technologies, Inc.*	$23,140,694	$—	$5,668,299	$17,482,152	$18,297	$541,031	$(531,274)
IM Cannabis Corp.	14,940,315	—	947,113	7,923,507	—	(1,434,553)	(4,635,142)
Motorsport Games, Inc., Class A	18,194,448	—	837,580	1,390,883	—	(3,132,023)	(12,833,962)
PharmaCielo Ltd.	10,806,048	66,445	1,241,881	4,736,431	—	(2,133,151)	(2,761,030)
Superior Group of Cos., Inc.	22,445,738	—	2,395,640	15,192,867	218,487	(608,651)	(4,248,580)
Transcat, Inc.*	41,283,384	—	22,585,566	29,930,680	—	13,979,630	(2,746,768)
UFP Technologies, Inc.*	27,674,235	2,275,638	12,093,698	20,014,175	—	3,424,270	(1,266,270)
Versus Systems, Inc.	3,085,757	1,229,003	—	2,397,628	—	—	(1,917,132)
Vintage Wine Estates, Inc.	44,325,092	—	1,722,824	41,132,199	—	(301,895)	(1,168,174)
Warrants
IM Cannabis Corp., expiring 5/7/2026	225,000	—	—	49,500	—	—	(175,500)
Versus Systems, Inc., expiring 1/15/2022	—	—	—	—	—	(6,400)	6,400
Versus Systems, Inc., expiring 1/15/2026	891,520	—	—	203,840	—	—	(687,680)
Versus Systems, Inc., expiring 1/15/2026	359,040	—	—	82,560	—	—	(276,480)
Versus Systems, Inc., expiring 2/28/2027	—	277,397	—	337,500	—	—	60,103

	$207,371,271	$3,848,483	$47,492,601	$140,873,922	$236,784	$10,328,258	$(33,181,489)

Small Cap Growth Fund
Common Stock
DMC Global, Inc.	$45,955,866	$—	$1,095,081	$37,069,761	$—	$(531,373)	$(7,259,651)
Johnnie-O Holdings, Inc., Series A Pfd.	—	17,999,987	—	17,999,987	—	—	—
Pennant Group, Inc.	20,453,003	28,075,444	949,765	37,628,967		(1,939,344)	(8,010,371)
Vintage Wine Estates, Inc., PIPE Shares	52,800,000	—	—	54,285,000	—	—	1,485,000

	$119,208,869	$46,075,431	$2,044,846	$146,983,715	$—	$(2,470,717)	$(13,785,022)

Small Cap Value Fund
Common Stock
National CineMedia, Inc.*	$14,495,864	$—	$897,429	$9,591,154	$392,396	$(1,074,063)	$(2,933,218)

Ultra Growth Fund
Common Stock
Artivion, Inc.	$51,376,332	$1,217,618	$2,815,717	$47,462,467	$—	$(1,509,483)	$(806,283)
Conformis, Inc.	18,586,645	—	140,387	8,586,009	—	(81,036)	(9,779,213)
Exagen, Inc.	14,348,367	—	152,539	8,344,029	—	(216,527)	(5,635,272)
Johnnie-O Holdings, Inc., Series A Pfd.	—	15,000,004	—	15,000,004	—	—	—
Vintage Wine Estates, Inc., PIPE Shares	43,200,000	—	—	44,415,000	—	—	1,215,000

	$127,511,344	$16,217,622	$3,108,643	$123,807,509	$—	$(1,807,046)	$(15,005,768)

Wasatch Funds

Notes to Financial Statements (continued)

	Share Activity				Dividends Credited to Income for the Period ended 3/31/2022	Gain (Loss) Realized on Sale of Shares For the Period ended 3/31/2022	Change in Unrealized Appreciation For the Period ended 3/31/2022
	Balance 9/30/2021	Purchases/ Additions	Sales/ Reductions	Balance 3/31/2022
Core Growth Fund
Common Stock
Holley, Inc.	3,632,747	3,000,000	—	6,632,747	$—	$—	$15,287,361
1-800-Flowers.com, Inc., Class A*	1,922,956	—	1,922,956	—	—	(8,268,400)	(3,784,232)

	5,555,703	3,000,000	1,922,956	6,632,747	$—	$(8,268,400)	$11,503,129

Micro Cap Fund
Common Stock
Allied Motion Technologies, Inc.*	739,792	—	153,929	585,863	$18,297	$541,031	$(531,274)
IM Cannabis Corp.	4,208,221	—	470,269	3,737,952	—	(1,434,553)	(4,635,142)
Motorsport Games, Inc., Class A	1,275,908	—	222,209	1,053,699	—	(3,132,023)	(12,833,962)
PharmaCielo Ltd.	10,290,933	101,500	1,933,506	8,458,927	—	(2,133,151)	(2,761,030)
Superior Group of Cos., Inc.	963,750	—	112,609	851,141	218,487	(608,651)	(4,248,580)
Transcat, Inc.*	640,251	—	271,374	368,877	—	13,979,630	(2,746,768)
UFP Technologies, Inc.*	449,330	36,062	182,926	302,466	—	3,424,270	(1,266,270)
Versus Systems, Inc.	838,521	937,500	—	1,776,021	—	—	(1,917,132)
Vintage Wine Estates, Inc.	4,341,341	—	173,945	4,167,396	—	(301,895)	(1,168,174)
Warrants
IM Cannabis Corp., expiring 5/7/2026	450,000	—	—	450,000	—	—	(175,500)
Versus Systems, Inc., expiring 1/15/2022	640,000	—	640,000	—	—	(6,400)	6,400
Versus Systems, Inc., expiring 1/15/2026	448,000	—	—	448,000	—	—	(687,680)
Versus Systems, Inc., expiring 1/15/2026	192,000	—	—	192,000	—	—	(276,480)
Versus Systems, Inc., expiring 2/28/2027	—	937,500	—	937,500	—	—	60,103

	25,478,047	2,012,562	4,160,767	23,329,842	$236,784	$10,328,258	$(33,181,489)

Small Cap Growth Fund
Common Stock
DMC Global, Inc.	1,245,079	—	29,677	1,215,402	$—	$(531,373)	$(7,259,651)
Johnnie-O Holdings, Inc., Series A Pfd.	—	611,205	—	611,205	—	—	—
Pennant Group, Inc.	728,124	1,341,000	49,319	2,019,805		(1,939,344)	(8,010,371)
Vintage Wine Estates, Inc., PIPE Shares	5,500,000	—	—	5,500,000	—	—	1,485,000

	7,473,203	1,952,205	78,996	9,346,412	$—	$(2,470,717)	$(13,785,022)

Small Cap Value Fund
Common Stock
National CineMedia, Inc.*	4,071,872	—	295,827	3,776,045	$392,396	$(1,074,063)	$(2,933,218)

Ultra Growth Fund
Common Stock
Artivion, Inc.	2,304,905	69,155	154,113	2,219,947	$—	$(1,509,483)	$(806,283)
Conformis, Inc.	13,974,921	—	210,879	13,764,042	—	(81,036)	(9,779,213)
Exagen, Inc.	1,055,027	—	15,920	1,039,107	—	(216,527)	(5,635,272)
Johnnie-O Holdings, Inc., Series A Pfd.	—	509,338	—	509,338	—	—	—
Vintage Wine Estates, Inc., PIPE Shares	4,500,000	—	—	4,500,000	—	—	1,215,000

	21,834,853	578,493	380,912	22,032,434	$—	$(1,807,046)	$(15,005,768)

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2021 is included in the Statements of Operations even though the security was not deemed an affiliated company as of the end of the period.

MARCH 31, 2022 (Unaudited)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2022, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent Of Net Assets
Core Growth Fund
Hagerty, Inc., expiring 12/2/2026	Warrants	12/2/2021	$1,859,173	$1,204,200	0.03%

Micro Cap Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$10,000,013	$10,000,013	1.06%
Esperion Therapeutics, Inc. expiring, 12/7/2023	Warrants	12/3/2021	310,583	124,455	0.01%
IM Cannabis Corp., expiring 5/7/2026	Warrants	5/5/2021	616,971	49,500	0.01%
Versus Systems, Inc., expiring 1/15/2026	Warrants	1/15/2021	1,920	82,560	0.01%
Versus Systems, Inc., expiring 2/28/2027	Warrants	2/24/2022	277,397	337,500	0.04%

			$11,206,884	$10,594,028	1.13%

Micro Cap Value Fund
Regenacy Pharmaceuticals LLC	LLC Membership Interest	12/21/2016	$30,001	$22,232	0.01%
Greenlane Holdings, Inc., expiring, 2/24/2026	Warrants	2/22/2021	396,902	0	0.00%

			$426,903	$22,232	0.01%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$10,622,233	0.37%
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	17,999,987	17,999,987	0.63%
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	184,939	109,114	0.00%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	2,000,000	585,280	0.02%
Esperion Therapeutics, Inc., expiring 12/7/2023	Warrants	12/3/2021	538,893	215,942	0.01%

			$28,723,821	$29,532,556	1.03%

Ultra Growth Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$15,000,004	$15,000,004	0.69%
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	46,235	27,279	0.00%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	500,001	146,320	0.01%
Esperion Therapeutics, Inc., expiring 12/7/2023	Warrants	12/3/2021	476,908	191,104	0.01%
Hagerty, Inc., expiring 12/2/2026	Warrants	12/2/2021	1,549,310	1,003,500	0.04%

			$17,572,458	$16,368,207	0.75%

10. LINE OF CREDIT

Effective May 14, 2021, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the overnight federal-funds rate in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

Wasatch Funds

Notes to Financial Statements (continued)

For the six months ended March 31, 2022, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2022
Core Growth Fund	$9,851,268	23	$8,385	1.33%	$—
Emerging India Fund	3,908,933	12	1,788	1.37%	—
Emerging Markets Select Fund	2,606,283	5	564	1.56%	—
Emerging Markets Small Cap Fund	8,761,680	46	14,892	1.33%	—
Frontier Emerging Small Countries Fund	364,005	5	67	1.33%	—
Global Opportunities Fund	1,636,833	22	1,342	1.34%	—
Global Select Fund	117,008	13	56	1.33%	—
Greater China Fund	276,747	46	470	1.33%	—
International Growth Fund	5,247,435	7	1,353	1.33%	—
International Opportunities Fund	17,222,489	12	7,635	1.33%	—
International Select Fund	283,697	9	94	1.33%	—
Micro Cap Fund	3,896,902	14	2,016	1.33%	—
Small Cap Growth Fund	19,431,245	6	4,307	1.33%	—
Small Cap Value Fund	6,787,256	6	1,505	1.33%	—
Ultra Growth Fund	6,921,934	34	8,793	1.35%	—

11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.

Global Pandemic Risk — The value of a Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, to supply chains and to customer activity; and have resulted in event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health care service preparation and delivery; and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant market volatility and disruption which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health-care systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in a fund.

Credit Risk — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the other party to a transaction may fail to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default on its obligations. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

MARCH 31, 2022 (Unaudited)

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging- and frontier-market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest may be impaired. A Fund’s ability to buy or sell Indian securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a Fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Greater China Region Risk — The Greater China Fund invests primarily in the securities of companies tied to economically to the Greater China Region (China, Hong Kong and Taiwan). Each Fund, except the U.S. Treasury Fund, may invest in the securities of companies tied economically to the Greater China Region. In addition to the risks of investing in foreign securities in general, which are described in the Funds’ prospectus and Statement of Additional Information, investing in the Greater China Region subjects a fund to unique risks that could significantly impact the value of the fund’s investments.

Chinese governmental actions can significantly affect economic conditions in China, Hong Kong and Taiwan, or a particular issuer or industry, which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies,

Wasatch Funds

Notes to Financial Statements (continued)

monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic and market reform programs, which could adversely affect industries and companies in China.

China’s economy, particularly its export-oriented industries, may be adversely impacted by developments in the economies and by governmental actions of its principal trading partners, including the United States, such as the imposition of trading restrictions, tariffs or other protectionist trade policies. The current political climate has intensified concerns of a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. In addition, on November 12, 2020, President Trump issued Executive Order 13959, which prohibits U.S. persons from transacting in publicly traded securities designated by the U.S. Department of Defense as “Communist Chinese Military Companies” or “CCMCs” or in instruments derived from, or designed to provide investment exposure to, prohibited CCMC securities. The list of CCMCs is subject to change from time to time, which could prevent a fund from acquiring securities previously deemed suitable investments or could result in a forced sale of a security in the portfolio at an inopportune time or price, which may result in losses to the fund. Such government prohibitions may affect the value of the securities held in a fund’s portfolio, directly or indirectly, as well as negatively impact the market for other China-based issuers, resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as the result of escalating trade tensions between the U.S. and China. The prohibition took effect on January 11, 2021, but it is unclear whether the Executive Order will continue in effect under the new presidential administration or be amended. Additionally, on December 2, 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including China) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent a fund invests in securities of Chinese companies listed in the U.S., delisting could impact the fund‘s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the fund would have to seek other markets in which to transact in such securities, which would also increase the fund’s costs. It is difficult to predict the consequences of these actions or whether further tariffs will be imposed or actions will be taken.

Further, China’s domestically oriented industries may be particularly sensitive to, and adversely affected by, changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar, but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism.

In addition, the Chinese government may actively attempt to influence the operation of China’s securities markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or other similar actions. Certain securities issued by companies located or operating in China, such as China A-shares are subject to trading restrictions, quota limitations, and less market liquidity. Chinese authorities may intervene in China’s securities markets and halt or suspend trading of securities for short or even longer periods of time. China’s securities markets have experienced considerable volatility and have been subject to relatively frequent and excessive trading halts and suspensions which, among other things, contributes to uncertainty in the markets, reduces the liquidity of securities subject to trading halts or suspensions and leads to greater market execution and valuation risks. Such actions could adversely impact a fund’s ability to achieve its investment objective(s) and its ability to trade China A-shares during such periods and could result in a fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. China’s securities markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting from governmental influence, lack of publicly available information and/or political or social instability.

Additional risks of loss from investing in China include currency fluctuations, interest rate fluctuations, less liquidity, higher rates of inflation, expropriation of property, confiscatory taxation, nationalization, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage), trading halts and differing legal, accounting, auditing, financial and reporting standards. Financial reporting by Chinese companies does not have as much regulatory oversight as in the United States. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting, accounting fraud and other types of corporate misconduct. Social unrest within China and between China and Hong Kong, or confrontations with neighboring countries, including military conflicts in response to such events, strained

MARCH 31, 2022 (Unaudited)

international relations and security concerns, such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting a fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally also have a significant impact on the economies of the Greater China Region (China, Hong Kong and Taiwan) and other Asian countries, which in turn could adversely affect a fund’s investments. The economies of many Asian countries differ from the economies of more developed countries in many respects such as the rate of growth, inflation, capital investment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies, and their economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty and by the imposition of tariffs and other protectionist trade policies.

The Greater China Region includes China, Hong Kong and Taiwan. With respect to Hong Kong, the Chinese and Hong Kong economies are vulnerable to China’s longstanding disagreement with Hong Kong related to the former British colony’s integration into a special administrative region of China. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, such actions may have a negative impact on investor and business confidence in Hong Kong, its markets and business performance, and in turn on a fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because a fund’s net asset value is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the fund’s net asset value.

With respect to Taiwan, China has a complex territorial dispute regarding the sovereignty of Taiwan. Continuing hostility between China and Taiwan and any potential military conflict or future political or economic disturbances may adversely impact investments in such countries or make investments in such countries impracticable or impossible. Any escalation in hostilities may, among other things, distort Taiwan’s capital account, adversely impact other Asian countries and adversely impact a fund’s investments in Asia, including China and Taiwan. Taiwan’s market and economy also face increasing competition from other low-cost emerging economies and certain protectionist threats.

In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as Wasatch Funds) is prohibited. To facilitate foreign investment in these businesses, many Chinese companies have created Variable Interest Entities (“VIEs”) to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through a formal equity ownership structure.

VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action that affects VIEs, the market value of a fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about Chinese securities and VIEs in which a fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and American

Wasatch Funds

Notes to Financial Statements (continued)

Depositary Receipts (ADRs) may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a fund to transact in such securities and may increase the cost of the fund if it must seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, these Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the official close price or last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there is no official close or sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”)

MARCH 31, 2022 (Unaudited)

and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Wasatch Funds

Notes to Financial Statements (continued)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
Core Growth Fund
Assets
Common Stocks		$3,496,590,007	$—	$—	$3,496,590,007
Warrants		—	—	1,204,200	1,204,200
Short-Term Investments		—	28,707,850	—	28,707,850

		$3,496,590,007	$28,707,850	$1,204,200	$3,526,502,057

Emerging India Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$25,505,333	$—	$25,505,333
	Commodity Chemicals	—	19,310,814	—	19,310,814
	Consumer Finance	—	62,629,973	—	62,629,973
	Department Stores	—	39,940,720	—	39,940,720
	Diversified Banks	—	52,332,091	—	52,332,091
	Food Retail	—	30,336,650	—	30,336,650
	Health Care Services	—	46,895,338	—	46,895,338
	Industrial Conglomerates	—	6,367,096	—	6,367,096
	Industrial Machinery	—	39,208,269	—	39,208,269
	Interactive Media & Services	—	26,384,111	—	26,384,111
	IT Consulting & Other Services	—	110,435,047	—	110,435,047
	Life Sciences Tools & Services	—	35,885,231	—	35,885,231
	Personal Products	—	611,564	—	611,564
	Property & Casualty Insurance	—	20,859,876	—	20,859,876
	Regional Banks	—	40,007,779	—	40,007,779
	Research & Consulting Services	—	40,517,472	—	40,517,472
	Specialty Chemicals	—	15,721,468	—	15,721,468
	Systems Software	—	31,149,125	—	31,149,125
	Thrifts & Mortgage Finance	—	29,283,664	—	29,283,664
Short-Term Investments		—	9,027,191	—	9,027,191

		$—	$682,408,812	$—	$682,408,812

Emerging Markets Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$11,441,549	$—	$11,441,549
	Consumer Finance	—	32,326,161	—	32,326,161
	Department Stores	—	11,797,702	—	11,797,702
	Diversified Banks	15,409,522	23,614,395	47,871	39,071,788
	Electrical Components & Equipment	10,523,891	22,344,360	—	32,868,251
	Industrial Machinery	—	10,600,455	—	10,600,455
	Internet & Direct Marketing Retail	28,534,436	10,114,778	—	38,649,214
	IT Consulting & Other Services	26,107,413	24,036,533	—	50,143,946
	Life & Health Insurance	—	19,608,733	—	19,608,733
	Life Sciences Tools & Services	—	15,556,392	—	15,556,392
	Property & Casualty Insurance	4,912,883	7,197,741	—	12,110,624
	Regional Banks	—	16,225,921	—	16,225,921
	Semiconductor Equipment	—	17,717,766	—	17,717,766
	Semiconductors	—	57,925,149	—	57,925,149
	Specialized Finance	—	22,118,696	—	22,118,696
	Specialty Chemicals	—	7,314,751	—	7,314,751
	Systems Software	—	9,268,957	—	9,268,957
	Other	74,026,385	—	—	74,026,385
Short-Term Investments		—	31,016,489	—	31,016,489

		$159,514,530	$350,226,528	$47,871	$509,788,929

MARCH 31, 2022 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
Emerging Markets Small Cap Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$—	$8,206,751	$—	$8,206,751
	Commodity Chemicals	—	11,033,809	—	11,033,809
	Communications Equipment	—	10,979,908	—	10,979,908
	Consumer Finance	9,994,350	6,003,277	—	15,997,627
	Diversified Banks	—	—	49,542	49,542
	Department Stores	—	24,601,128	—	24,601,128
	Electrical Components & Equipment	—	33,300,320	—	33,300,320
	Electronic Equipment & Instruments	—	15,723,021	—	15,723,021
	Health Care Facilities	—	7,379,899	—	7,379,899
	Health Care Services	—	13,165,980	—	13,165,980
	Health Care Supplies	—	205,829	—	205,829
	Home Improvement Retail	9,372,435	2,926,142	—	12,298,577
	Hotels, Resorts & Cruise Lines	—	4,657,576	—	4,657,576
	Human Resource & Employment Services	—	1,913,815	144,737	2,058,552
	Industrial Machinery	—	5,577,124	—	5,577,124
	Insurance Brokers	—	3,210,771	—	3,210,771
	Interactive Media & Services	—	11,091,733	—	11,091,733
	Internet & Direct Marketing Retail	—	16,398,145	—	16,398,145
	IT Consulting & Other Services	25,151,382	66,511,680	—	91,663,062
	Life & Health Insurance	—	21,150,372	—	21,150,372
	Pharmaceuticals	—	—	16,618	16,618
	Property & Casualty Insurance	11,866,560	9,364,325	—	21,230,885
	Regional Banks	5,105,322	28,311,777	—	33,417,099
	Research & Consulting Services	—	27,377,175	—	27,377,175
	Semiconductor Equipment	—	10,223,484	—	10,223,484
	Semiconductors	—	109,692,089	—	109,692,089
	Thrifts & Mortgage Finance	—	22,194,914	—	22,194,914
	Other	67,570,842	—	—	67,570,842
Short-Term Investments		—	2,731,840	—	2,731,840

		$129,060,891	$473,932,884	$210,897	$603,204,672

Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$2,751,391	$3,059,872	$—	$5,811,263
	Computer & Electronics Retail	—	1,587,625	—	1,587,625
	Consumer Finance	1,788,596	5,079,474	—	6,868,070
	Data Processing & Outsourced Services	1,391,164	1,115,130	—	2,506,294
	Diversified Banks	1,615,916	1,945,530	8,958	3,570,404
	Food Retail	—	725,715	—	725,715
	Health Care Facilities	—	963,248	—	963,248
	Human Resource & Employment Services	—	174,307	3,700	178,007
	Insurance Brokers	—	283,906	—	283,906
	IT Consulting & Other Services	3,455,393	4,140,849	—	7,596,242
	Life & Health Insurance	—	2,914,516	—	2,914,516
	Semiconductors	—	1,965,172	—	1,965,172
	Wireless Telecommunication Services	—	1,461,216	—	1,461,216
	Other	20,591,744	—	—	20,591,744
Short-Term Investments		—	599,924	—	599,924

		$31,594,204	$26,016,484	$12,658	$57,623,346

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
Global Opportunities Fund
Assets
Common Stocks
	Application Software	$8,908,855	$5,709,211	$—	$14,618,066
	Biotechnology	471,726	6,297,211	—	6,768,937
	Data Processing & Outsourced Services	2,357,928	1,069,699	—	3,427,627
	Diversified Banks	—	—	6,813	6,813
	Diversified Real Estate Activities	—	2,836,827	—	2,836,827
	Drug Retail	—	2,049,153	—	2,049,153
	Electrical Components & Equipment	—	6,050,612	—	6,050,612
	Health Care Equipment	—	836,258	—	836,258
	Health Care Services	—	2,592,127	—	2,592,127
	Health Care Technology	—	6,522,222	—	6,522,222
	Human Resource & Employment Services	—	3,633,692	—	3,633,692
	Industrial Machinery	13,397,070	1,720,754	—	15,117,824
	IT Consulting & Other Services	10,537,724	6,913,897	—	17,451,621
	Regional Banks	7,648,360	9,202,092	—	16,850,452
	Research & Consulting Services	—	17,510,876	—	17,510,876
	Restaurants	—	1,460,770	—	1,460,770
	Semiconductors	4,163,249	16,640,091	—	20,803,340
	Soft Drinks	—	1,098,143	—	1,098,143
	Systems Software	7,440,248	4,945,391	—	12,385,639
	Thrifts & Mortgage Finance	—	4,846,495	—	4,846,495
	Trading Companies & Distributors	—	7,417,046	—	7,417,046
	Other	71,698,470	—	—	71,698,470
Short-Term Investments		—	3,350,801	—	3,350,801

		$126,623,630	$112,703,368	$6,813	$239,333,811

Global Select Fund
Assets
Common Stocks
	Application Software	$540,202	$721,338	$—	$1,261,540
	Biotechnology	—	619,415	—	619,415
	Building Products	—	621,832	—	621,832
	Consumer Finance	—	709,983	—	709,983
	Data Processing & Outsourced Services	277,980	509,741	—	787,721
	Diversified Banks	—	650,673	889	651,562
	Drug Retail	—	215,894	—	215,894
	Health Care Equipment	—	383,766	—	383,766
	Health Care Supplies	—	593,942	—	593,942
	Health Care Technology	—	452,440	—	452,440
	Industrial Machinery	—	282,823	—	282,823
	IT Consulting & Other Services	432,678	429,193	—	861,871
	Research & Consulting Services	—	595,816	—	595,816
	Semiconductors	425,941	316,343	—	742,284
	Specialized Finance	—	368,396	—	368,396
	Other	7,633,382	—	—	7,633,382
Short-Term Investments		—	939,916	—	939,916

		$9,310,183	$8,411,511	$889	$17,722,583

MARCH 31, 2022 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
Global Value Fund
Assets
Common Stocks
	Aerospace & Defense	$—	$3,005,263	$—	$3,005,263
	Airlines	—	3,150,717	—	3,150,717
	Casinos & Gaming	—	3,398,392	—	3,398,392
	Construction Materials	—	2,210,293	—	2,210,293
	Diversified Banks	11,372,820	4,303,852	—	15,676,672
	Diversified Metals & Mining	—	4,156,986	—	4,156,986
	Electronic Manufacturing Services	—	3,304,646	—	3,304,646
	Food Retail	—	3,528,113	—	3,528,113
	Health Care Equipment	—	2,640,208	—	2,640,208
	Homebuilding	—	2,797,363	—	2,797,363
	Industrial REITs	—	3,464,491	—	3,464,491
	Integrated Oil & Gas	5,046,194	4,984,053	—	10,030,247
	Multi-Line Insurance	—	3,630,016	—	3,630,016
	Reinsurance	—	5,079,453	—	5,079,453
	Soft Drinks	—	3,733,380	—	3,733,380
	Tobacco	—	4,124,861	—	4,124,861
	Other	64,400,427	—	—	64,400,427
Short-Term Investments		—	2,663,539	—	2,663,539

		$80,819,441	$60,175,626	$—	$140,995,067

Greater China Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$163,705	$—	$163,705
	Application Software	—	112,984	—	112,984
	Commodity Chemicals	—	66,037	—	66,037
	Distillers & Vintners	—	388,130	—	388,130
	Diversified Banks	—	354,191	—	354,191
	Drug Retail	—	192,061	—	192,061
	Electrical Components & Equipment	—	192,048	—	192,048
	Health Care Equipment	—	401,024	—	401,024
	Hotels, Resorts & Cruise Lines	—	231,448	—	231,448
	Industrial Machinery	—	832,926	—	832,926
	Interactive Media & Services	—	133,674	—	133,674
	Internet & Direct Marketing Retail	—	119,347	—	119,347
	Life & Health Insurance	—	559,172	—	559,172
	Life Sciences Tools & Services	—	674,447	—	674,447
	Packaged Foods & Meats	—	496,680	—	496,680
	Personal Products	—	468,315	—	468,315
	Regional Banks	—	93,745	—	93,745
	Semiconductors	—	1,632,706	—	1,632,706
	Specialized Finance	—	735,037	—	735,037
	Specialty Stores	—	190,347	—	190,347
	Systems Software	—	229,078	—	229,078

		$—	$8,267,102	$—	$8,267,102

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
International Growth Fund
Assets
Common Stocks
	Application Software	$43,493,822	$34,740,817	$—	$78,234,639
	Asset Management & Custody Banks	—	17,893,018	—	17,893,018
	Biotechnology	—	30,212,271	—	30,212,271
	Brewers	—	12,064,988	—	12,064,988
	Commodity Chemicals	—	8,550,198	—	8,550,198
	Construction & Engineering	—	11,576,460	—	11,576,460
	Data Processing & Outsourced Services	—	9,270,724	—	9,270,724
	Diversified Real Estate Activities	—	12,964,015	—	12,964,015
	Drug Retail	13,211,166	24,296,458	—	37,507,624
	Electrical Components & Equipment	—	26,670,263	—	26,670,263
	Electronic Equipment & Instruments	—	20,065,627	—	20,065,627
	General Merchandise Stores	—	6,038,271	—	6,038,271
	Health Care Equipment	—	17,392,878	—	17,392,878
	Health Care Services	—	11,295,977	—	11,295,977
	Health Care Supplies	—	11,538,942	—	11,538,942
	Health Care Technology	—	48,518,413	—	48,518,413
	Human Resource & Employment Services	—	32,339,444	83,166	32,422,610
	Industrial Machinery	—	10,503,593	—	10,503,593
	Insurance Brokers	—	4,281,819	—	4,281,819
	Interactive Home Entertainment	—	3,006,664	—	3,006,664
	Interactive Media & Services	—	26,543,879	—	26,543,879
	Investment Banking & Brokerage	—	8,172,154	—	8,172,154
	IT Consulting & Other Services	34,722,234	57,892,237	—	92,614,471
	Life Sciences Tools & Services	—	9,552,595	—	9,552,595
	Movies & Entertainment	—	19,014,255	—	19,014,255
	Pharmaceuticals	—	11,457,968	—	11,457,968
	Property & Casualty Insurance	11,617,954	10,801,539	—	22,419,493
	Publishing	0	10,497,631	—	10,497,631
	Regional Banks	15,225,825	18,029,450	—	33,255,275
	Research & Consulting Services	—	38,711,793	—	38,711,793
	Restaurants	—	15,222,684	—	15,222,684
	Semiconductors	—	71,008,670	—	71,008,670
	Soft Drinks	—	8,501,828	—	8,501,828
	Specialty Chemicals	—	10,040,108	—	10,040,108
	Thrifts & Mortgage Finance	19,469,047	16,369,724	—	35,838,771
	Trading Companies & Distributors	—	88,242,651	—	88,242,651
	Other	79,621,764	—	—	79,621,764
Short-Term Investments		—	5,178,293	—	5,178,293

		$217,361,812	$778,458,299	$83,166	$995,903,277

MARCH 31, 2022 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
International Opportunities Fund
Assets
Common Stocks
	Advertising	$21,356,482	$18,040,299	$—	$39,396,781
	Alternative Carriers	—	5,076,568	—	5,076,568
	Application Software	11,985,120	72,472,212	—	84,457,332
	Asset Management & Custody Banks	—	22,582,723	—	22,582,723
	Brewers	—	3,782,431	—	3,782,431
	Commodity Chemicals	—	14,150,236	—	14,150,236
	Construction & Engineering	—	14,527,135	—	14,527,135
	Consumer Finance	—	14,614,397	—	14,614,397
	Data Processing & Outsourced Services	—	1	—	1
	Department Stores	—	5,269,968	—	5,269,968
	Diversified Banks	—	6,523,616	—	6,523,616
	Diversified Support Services	—	22,856,391	—	22,856,391
	Electrical Components & Equipment	—	31,386,826	—	31,386,826
	Electronic Components	—	3,801,423	—	3,801,423
	Electronic Equipment & Instruments	—	4,601,063	—	4,601,063
	Food Retail	—	10,158,663	—	10,158,663
	Health Care Services	—	15,481,110	—	15,481,110
	Health Care Supplies	—	331,539	—	331,539
	Health Care Technology	—	23,261,236	—	23,261,236
	Human Resource & Employment Services	—	10,222,879	101,468	10,324,347
	Insurance Brokers	—	4,041,145	—	4,041,145
	Interactive Media & Services	—	3,915,792	—	3,915,792
	Internet & Direct Marketing Retail	—	2,990,850	—	2,990,850
	Investment Banking & Brokerage	—	10,086,759	—	10,086,759
	IT Consulting & Other Services	—	43,580,157	—	43,580,157
	Life Sciences Tools & Services	—	3,484,369	—	3,484,369
	Personal Products	—	4,660,245	—	4,660,245
	Publishing	—	11,974,560	—	11,974,560
	Research & Consulting Services	—	42,188,875	—	42,188,875
	Restaurants	—	—	8,277	8,277
	Semiconductors	—	23,423,217	—	23,423,217
	Specialized Finance	—	6,073,584	—	6,073,584
	Specialty Stores	—	2,887,293	—	2,887,293
	Systems Software	5,777,914	11,551,131	—	17,329,045
	Thrifts & Mortgage Finance	24,651,742	17,110,981	—	41,762,723
	Other	19,900,170	—	—	19,900,170
Short-Term Investments		—	1,873,870	—	1,873,870

		$83,671,428	$488,983,544	$109,745	$572,764,717

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
International Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$256,178	$—	$256,178
	Application Software	—	559,992	—	559,992
	Asset Management & Custody Banks	—	248,878	—	248,878
	Biotechnology	—	275,952	—	275,952
	Building Products	—	360,751	—	360,751
	Data Processing & Outsourced Services	—	706,973	—	706,973
	Drug Retail	—	120,647	—	120,647
	Electronic Equipment & Instruments	—	284,115	—	284,115
	Health Care Equipment	—	205,081	—	205,081
	Health Care Supplies	—	273,044	—	273,044
	Health Care Technology	—	533,654	—	533,654
	Industrial Machinery	—	376,799	—	376,799
	Interactive Media & Services	—	591,133	—	591,133
	IT Consulting & Other Services	—	194,710	—	194,710
	Life Sciences Tools & Services	348,291	211,667	—	559,958
	Research & Consulting Services	—	506,769	—	506,769
	Other	600,045	—	—	600,045
Short-Term Investments		—	279,966	—	279,966

		$948,336	$5,986,309	$—	$6,934,645

Long/Short Alpha Fund
Assets
Common Stocks		$29,492,715	$—	$—	$29,492,715

		$29,492,715	$—	$—	$29,492,715

Other Financial Instruments
Common Stocks Sold Short		$(12,007,787)	$—	$—	$(12,007,787)

Micro Cap Fund
Assets
Common Stocks		$916,974,453	$—	$—	$916,974,453
Preferred Stocks		—	—	10,000,013	10,000,013
Warrants		203,840	—	594,015	797,855
Short-Term Investments		—	10,996,351	—	10,996,351

		$917,178,293	$10,996,351	$10,594,028	$938,768,672

Micro Cap Value Fund
Assets
Common Stocks
	Diversified Support Services	$—	$3,881,067	$—	$3,881,067
	Health Care Technology	—	9,845,873	—	9,845,873
	Human Resource & Employment Services	—	5,906,771	—	5,906,771
	Industrial Machinery	11,111,620	4,466,743	—	15,578,363
	Leisure Facilities	—	4,054,147	—	4,054,147
	Life Sciences Tools & Services	—	3,889,735	—	3,889,735
	Other	323,328,981	—	—	323,328,981
Limited Liability Company Membership Interest		—	—	22,232	22,232
Warrants		—	—	—	—
Short-Term Investments		—	26,910,607	—	26,910,607

		$334,440,601	$58,954,943	$22,232	$393,417,776

MARCH 31, 2022 (Unaudited)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2022
Small Cap Growth Fund
Assets
Common Stocks		$2,799,671,285	$—	$—	$2,799,671,285
Preferred Stocks		—	—	29,316,614	29,316,614
Warrants		—	—	215,942	215,942
Short-Term Investments		—	32,934,229	—	32,934,229

		$2,799,671,285	$32,934,229	$29,532,556	$2,862,138,070

Small Cap Value Fund
Assets
Common Stocks		$1,612,363,294	$—	$—	$1,612,363,294
Short-Term Investments		—	31,951,595	—	31,951,595

		$1,612,363,294	$31,951,595	$—	$1,644,314,889

Ultra Growth Fund
Assets
Common Stocks		$2,151,386,801	$—	$—	$2,151,386,801
Preferred Stocks		—	—	15,173,603	15,173,603
Warrants		—	—	1,194,604	1,194,604
Short-Term Investments		—	7,409,491	—	7,409,491

		$2,151,386,801	$7,409,491	$16,368,207	$2,175,164,499

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$422,328,848	$—	$422,328,848
Short-Term Investments		—	1,065,753	—	1,065,753

		$—	$423,394,601	$—	$423,394,601

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

There was a transfer of $1,740,000, $697,000 and $1,450,000 in the Core Growth Fund, Micro Cap Fund and Ultra Growth Fund, respectively, from Level 3 to Level 1 due to the conversion of an unlisted security into a freely trading common stock. This transfer amount represents the beginning of the period value plus the purchases for the dividends paid in kind over the reporting period for Aldel Financial, Inc. and Roth CH Acquisition III Co., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $52,800,000 and $43,200,000 in the Small Cap Growth Fund and Ultra Growth Fund, respectively, from Level 3 to Level 1 due to the conversion of an unlisted security into a freely trading common stock. This transfer amount represents the beginning of the period value plus the purchases for the dividends paid in kind over the reporting period for Vintage Wine Estates, Inc., PIPE shares which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

Wasatch Funds

Notes to Financial Statements (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2022:

Fund	Market Value Beginning Balance 9/30/2021	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 3/31/2022	Net Change In Unrealized Appreciation (Depreciation) On Investments Held at 3/31/2022
Core Growth Fund
Warrants	$—	$1,859,173	$—	$—	$—	$(654,973)	$—	$—	$1,204,200	$(654,973)
Unfunded Commitment with a SPAC	(1,740,000)	—	—	—	—	—	—	1,740,000	—	—

	$(1,740,000)	$1,859,173	$—	$—	$—	$(654,973)	$—	$1,740,000	$1,204,200	$(654,973)

Emerging Markets Select Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$47,871	$—	$47,871	$—

	$—	$—	$—	$—	$—	$—	$47,871	$—	$47,871	$—

Emerging Markets Small Cap Fund
Common Stocks	$16,722	$—	$—	$—	$—	$(105)	$194,280	$—	$210,897	$(105)

	$16,722	$—	$—	$—	$—	$(105)	$194,280	$—	$210,897	$(105)

Frontier Emerging Small Countries Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$12,658	$—	$12,658	$—

	$—	$—	$—	$—	$—	$—	$12,658	$—	$12,658	$—

Global Opportunities Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$6,813	$—	$6,813	$—

	$—	$—	$—	$—	$—	$—	$6,813	$—	$6,813	$—

Global Select Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$889	$—	$889	$—

	$—	$—	$—	$—	$—	$—	$889	$—	$889	$—

International Growth Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$83,166	$—	$83,166	$—

	$—	$—	$—	$—	$—	$—	$83,166	$—	$83,166	$—

International Opportunities Fund
Common Stocks	$8,489	$—	$—	$—	$—	$(212)	$101,468	$—	$109,745	$(212)

	$8,489	$—	$—	$—	$—	$(212)	$101,468	$—	$109,745	$(212)

Micro Cap Fund
Preferred Stocks	$—	$10,000,013	$—	$—	$—	$—	$—	$—	$10,000,013	$—
Warrants	584,040	587,980	(6,400)	—	—	(571,605)	—	—	594,015	(578,005)
Unfunded Commitment with a SPAC	(697,000)	—	—	—	—	—	—	697,000	—	—

	$(112,960)	$10,587,993	$(6,400)	$—	$—	$(571,605)	$—	$697,000	$10,594,028	$(578,005)

Micro Cap Value Fund
Common Stocks	$17,685	$—	$—	$—	$—	$4,547	$—	$—	$22,232	$4,547
Warrants	56,064	—	—	—	(26,065)	(29,999)	—	—	—	(52,116)

	$73,749	$—	$—	$—	$(26,065)	$(25,452)	$—	$—	$22,232	$(47,569)

Small Cap Growth Fund
Common Stocks	$52,800,000	$—	$—	$—	$—	$—	$—	$(52,800,000)	$—	$—
Preferred Stocks	13,282,849	17,999,987	—	—	—	(1,966,222)	—	—	29,316,614	(1,966,222)
Warrants	—	538,893	—	—	—	(322,951)	—	—	215,942	(322,951)

	$66,082,849	$18,538,880	$—	$—	$—	$(2,289,173)	$—	$(52,800,000)	$29,532,556	$(2,289,173)

MARCH 31, 2022 (Unaudited)

Fund	Market Value Beginning Balance 9/30/2021	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 3/31/2022	Net Change In Unrealized Appreciation (Depreciation) On Investments Held at 3/31/2022
Ultra Growth Fund
Common Stocks	$43,200,000	$—	$—	$—	$—	$—	$—	$(43,200,000)	$—	$—
Preferred Stocks	300,120	15,000,004	—	—	—	(126,521)	—	—	15,173,603	(126,521)
Warrants	—	2,026,219	—	—	—	(831,615)	—	—	1,194,604	(831,615)
Unfunded Commitment with a SPAC	(1,450,000)	—	—	—	—	—	—	1,450,000	—	—

	$42,050,120	$17,026,223	$—	$—	$—	$(958,136)	$—	$(41,750,000)	$16,368,207	$(958,136)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value At 3/31/2022	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Warrant: Insurance Brokers	$1,204,200	Black Scholes	Black Scholes	100%
Emerging Markets Select Fund	Common Stock: Diversified Banks	$47,871	Discount for lack of marketability	Discount for lack of marketability	98%
Emerging Markets Small Cap Fund	Common Stock: Diversified Banks	$49,542	Discount for lack of marketability	Discount for lack of marketability	98%
Emerging Markets Small Cap Fund	Common Stock: Human Resource & Employment Services	$144,737	Discount for lack of marketability	Discount for lack of marketability	98%
Frontier Emerging Small Countries Fund	Common Stock: Diversified Banks	$8,958	Discount for lack of marketability	Discount for lack of marketability	98%
Frontier Emerging Small Countries Fund	Common Stock: Human Resource & Employment Services	$3,700	Discount for lack of marketability	Discount for lack of marketability	98%
Global Opportunities Fund	Common Stock: Diversified Banks	$6,813	Discount for lack of marketability	Discount for lack of marketability	98%
Global Select Fund	Common Stock: Diversified Banks	$889	Discount for lack of marketability	Discount for lack of marketability	98%
International Growth Fund	Common Stock: Human Resource & Employment Services	$83,166	Discount for lack of marketability	Discount for lack of marketability	98%
International Opportunities Fund	Common Stock: Human Resource & Employment Services	$101,468	Discount for lack of marketability	Discount for lack of marketability	98%
Micro Cap Fund	Direct Venture Capital Investments: Textiles	$10,000,013	Cost	Cost	100%
Micro Cap Fund	Warrant: Interactive Home Entertainment	$337,500	Black Scholes	Black Scholes	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Textiles	$17,999,987	Cost	Cost	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$694,394	Market comparable companies	EV/R* multiple	3.0 – 14.2 (9.6)
				Discount for lack of marketability	20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$10,622,233	Market comparable companies	EV/R* multiple	2.7 – 24.6 (9.0)
				Discount for lack of marketability	20%
Ultra Growth Fund	Direct Venture Capital Investments: Textiles	$15,000,004	Cost	Cost	100%
Ultra Growth Fund	Warrant: Insurance Brokers	$1,003,500	Black Scholes	Black Scholes	100%
Ultra Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$173,599	Market comparable companies	EV/R* multiple	3.0 – 14.2 (9.6)
				Discount for lack of marketability	20%

*	Enterprise-Value-To-Revenue (“EV/R”) multiple is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Wasatch Funds

Notes to Financial Statements (continued)

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third-party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Additional information about the Funds’ fair valuation practices is available in the Funds’ most recent Prospectus, Statement of Additional Information (SAI) and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (FASB) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2022:

Repurchase Agreements

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements Of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not less Than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$28,707,850	$—	$(28,707,850)	$—
Emerging India Fund	Fixed Income Clearing Corp.	9,027,191	—	(9,027,191)	—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	31,016,489	—	(31,016,489)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	2,731,840	—	(2,731,840)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	599,924	—	(599,924)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	3,350,801	—	(3,350,801)	—
Global Select Fund	Fixed Income Clearing Corp.	939,916	—	(939,916)	—
Global Value Fund	Fixed Income Clearing Corp.	2,663,539	—	(2,663,539)	—
International Growth Fund	Fixed Income Clearing Corp.	5,178,293	—	(5,178,293)	—
International Opportunities Fund	Fixed Income Clearing Corp.	1,873,870	—	(1,873,870)	—
International Select Fund	Fixed Income Clearing Corp.	279,966	—	(279,966)	—
Micro Cap Fund	Fixed Income Clearing Corp.	10,996,351	—	(10,996,351)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	26,910,607	—	(26,910,607)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	32,934,229	—	(32,934,229)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	31,951,595	—	(31,951,595)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	7,409,491	—	(7,409,491)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	1,065,753	—	(1,065,753)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table above. For further information, see Note 3—Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

Securities Borrowed For Short Sales

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements Of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not less Than 0)
Long/Short Alpha Fund	Fixed Income Clearing Corp.	$12,007,787	$—	$(12,007,787)	$—

[1]

The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3—Securities and Other Investments “Short Sales” and the Schedule of Investments.

14. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Ms. Allison, Mr. Rinne and Ms. Fletcher were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address And Age	Position(s) Held with Wasatch Funds	Term of Office[1] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held by Trustees During Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 74	Trustee and Chair of the Board	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) from 2006 to 2021.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016; A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	19	Director, Halton Group Ltd. from 2016 to 2020.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 68	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Director, Utah Museum of Fine Arts since 2021; Director, Youth Sports Alliance from 2015 to 2021; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	19	Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012; Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005-September 2017.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 63	Trustee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019; Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	19	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Wasatch Funds

Supplemental Information (continued)

Name, Address And Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 55	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017; Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 54	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 40	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018; Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 49	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108 Age 38	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017; Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 38	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018; Controller for the Advisor since January 2012.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request or by calling 800.551.1700 or visiting the Funds’ website at wasatchglobal.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

MARCH 31, 2022 (Unaudited)

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, each Fund has not adopted a Highly Liquid Investment minimum.

There have been no liquidity events that have materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s Prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Funds can be found within the Prospectus.

BOARD CONSIDERATIONS FOR INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

I.	Board Considerations for the renewal of the Investment Advisory and Sub-Advisory Agreements for the Wasatch Funds, except the Wasatch Long/Short Alpha Fund, which is discussed in Section II, below.

At a meeting held on November 2, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”) unanimously approved the Advisory and Service Contract (the “Investment Advisory Agreement”) between Wasatch Advisors, Inc. doing business as Wasatch Global Investors, Inc. (the “Advisor”)and the Trust on behalf of each existing series of the Trust other than the Wasatch Long/Short Alpha Fund (for the purposes of this Section I, each a “Fund”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Hoisington Investment Management Company (“HIMCo” or the “Sub-Advisor”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”). As the Board is comprised of all disinterested Trustees (the “Independent Trustees”), the references to Board and/or Independent Trustees shall mean all the Independent Trustees. The Investment Advisory Agreement and Sub-Advisory Agreement are collectively hereafter the “Advisory Agreements” and each an “Advisory Agreement.”

The Board is responsible for overseeing the management of the Funds and, as such, the Board determines each year as required by law whether to continue the Advisory Agreement with the Advisor on behalf of each Fund, and the Sub-Advisory Agreement with HIMCo on behalf of the U.S. Treasury Fund. The Board and its committees meet regularly throughout the year and, at these meetings, receive regular and/or special reports that cover an array of topics and information relevant to its annual consideration of the renewal of the Advisory Agreements. Some of these reports and discussions include, among other things, materials that outline the investment performance of the Funds over various time periods with additional discussions on Funds that may have experienced periods of challenged performance; internal ratings for each Fund; periodic presentations from portfolio managers; compliance, risk and liquidity management; valuation of securities; compliance with the respective Fund’s investment objectives and investment restrictions; Fund expenses; the execution of portfolio transactions; cross-holdings of securities among the Funds; and overall economic, market and regulatory developments, including during periods of market volatility generally caused by the Covid-19 pandemic.

In addition to the information provided and discussions held throughout the year, in response to a request on behalf of the Independent Trustees by independent legal counsel, the Independent Trustees received and reviewed extensive materials specifically prepared for the annual review of the Advisory Agreements by the Advisor as well as certain materials provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials covered a wide range of topics including, among other things, the investment process of the Advisor, including its investment risk management; the organizational structure and culture of the Advisor; the ownership, management and committee structure of the Advisor, including its succession planning; the nature, extent and quality of services performed pursuant to the respective Advisory Agreement; the experience of the relevant investment personnel; the performance of each Fund in absolute terms and as compared to the performance of certain peers, including peers compiled by Broadridge and benchmark(s); the third-party performance ranking of the Funds for various periods comparing a Fund against similarly categorized funds; the management fee and net expenses ratios of each class of shares of each Fund and as compared to peers compiled by Broadridge; the expense caps provided by the Advisor on certain expenses of the applicable classes of the Funds; the management fees of certain Funds compared to certain fee data of accounts managed in a similar style to such Funds; the services provided to other types of clients; investment personnel compensation arrangements; the brokerage policies and practices and commission results; and certain

Wasatch Funds

Supplemental Information (continued)

financial data of the Advisor and its parent and the profitability of the Advisor as described below. With respect to the Sub-Advisor, the materials also covered, among other things, an evaluation of the Sub-Advisor by the Advisor; the organizational and leadership structure of the Sub-Advisor; the services performed pursuant to the Sub-Advisory Agreement; the experience of the relevant investment personnel; the performance of the U.S. Treasury Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and a benchmark; the management fee rate and net expense ratio of the U.S. Treasury Fund and as compared to peers compiled by Broadridge; and certain financial data regarding the Sub-Advisor.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees and the evaluations of the Funds by the Board and its committees throughout the year. The Independent Trustees considered their review of Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge and experience the Trustees had gained during their tenure on the Board governing the Funds and evaluating the Advisor and Sub-Advisor. The Board’s considerations of the Advisory Agreements also reflect the information, negotiations and discussions with management in connection with the Board’s prior reviews of the Funds’ advisory arrangements, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years.

The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meetings in execution sessions with such counsel at which no representatives from the Advisor or Sub-Advisor were present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of their continuing practice, the Independent Trustees met in executive session on October 26, 2021 (the “October Executive Session”) to begin their considerations and discussions of the Advisory Agreements and the materials provided in connection with their review. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per class basis. The Independent Trustees invited members of management of the Advisor to attend the executive sessions from time to time to respond to questions.

At the Meeting, the Independent Trustees met, including in executive session without management present, to further consider, in relevant part, the renewal of the Advisory Agreements. After the discussions and with the background and knowledge described above, the Independent

Trustees approved the renewal of the Advisory Agreements on behalf of the applicable Funds. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Investment Advisory and Sub-Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Advisor’s and Sub-Advisor’s services to the applicable Fund(s). With respect to the U.S. Treasury Fund, the Independent Board Members considered the Investment Advisory Agreement and the Sub-Advisory Agreement separately in the course of their review.

The Board considered the vast array of management, oversight and administrative services the Advisor provides to manage and operate the Funds, and the increase in the scope and complexity of such services over time due to, among other things, new or revised regulatory requirements. The Board further considered the resources and capabilities necessary to provide such services. With respect to the Advisor, the Independent Trustees recognized that the Advisor provides portfolio management services for the Funds (other than the U.S. Treasury Fund). In connection with providing these portfolio management services to the applicable Funds, the Board reviewed, among other things, the Advisor’s investment philosophy and the steps taken to construct a portfolio, including the Advisor’s screening process and due diligence followed to evaluate companies and their industries, collaborative research process and trading execution and the evaluation thereof. The Board also considered the Advisor’s process and principles in managing investment risk, including the functions of the Advisor’s investment risk committee, and evaluating the Funds and their performance. The Independent Trustees further continued their practice of meeting with the portfolio manager(s) of the Funds during the year to discuss, in relevant part, the portfolio manager’s investment approach and any adjustments thereto, market conditions and investment performance. As part of its review, the Board considered the Advisor’s ability to continue to provide quality services to the Funds and reviewed, among other things, the Advisor’s employee-ownership structure; its management and committee structure and culture; the functions of its business risk committee; the experience, education and tenure of portfolio managers; its succession planning for portfolio and firm management; the Advisor’s business continuity policies and procedures; and, as described in further detail below, certain financial data of the Advisor, including its profitability. The

MARCH 31, 2022 (Unaudited)

Independent Trustees recognized the need to offer competitive compensation to investment personnel and considered whether the compensation structure provided appropriate incentives to act in the Funds’ best interests. As noted below, the Independent Trustees reviewed Fund performance in considering the Advisor’s investment management performance.

In addition to the portfolio management services provided, the Board considered the extensive administrative or non-advisory services the Advisor provides to manage and operate the Funds (in addition to those provided by other third parties). These services include, but are not limited to, oversight of third-party Fund service providers (such as overseeing, supporting, coordinating and evaluating the services of other service providers, including the Funds’ transfer agent, administrator, auditor and custodian); oversight of the Sub-Advisor on behalf of the U.S. Treasury Fund; administrative services (such as providing the employees and officers necessary for the Funds’ overall management and day-to-day operations); operational support (such as providing or assisting with preparing and filing regulatory and tax reports; preparing and filing registration statements and other regulatory filings; complying with federal and state laws and regulations; overseeing the valuation of portfolio securities and daily pricing; voting proxies; and assisting with insurance renewals); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (such as monitoring daily purchases and redemptions); shareholder communications (such as overseeing the preparation of annual and semiannual and other periodic shareholder reports); tax and financial statement preparation and related regulatory filing services; and compliance services (such as helping to maintain and update the Funds’ compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements, reviewing and testing such program and its policies and procedures periodically, providing compliance training for personnel and monitoring and managing the liquidity and the risks of the portfolios).

In addition to the services provided by the Advisor, the Independent Trustees also considered the risks borne by the Advisor in managing the Funds in a highly regulated industry, including various material entrepreneurial, operational, reputational, regulatory and litigation risks.

With respect to the U.S. Treasury Fund, the Board recognized that the Fund utilizes a Sub-Advisor and therefore also evaluated the renewal of the Sub-Advisory Agreement. With respect to such Fund, the Board considered the division of responsibilities between the Advisor and Sub-Advisor and the respective roles of the Advisor and Sub-Advisor in providing services to the Fund. The Board recognized that the Sub-Advisor and its investment personnel are responsible for the portfolio management of the U.S. Treasury Fund but are not expected to provide the other significant administrative or non-advisory services that the Advisor provides to the Fund as described above. The Board noted that the Advisor oversees and evaluates the Sub-Advisor with respect to the latter’s portfolio management of the Fund and considered the Advisor’s evaluation of the Sub-Advisor. The Independent Trustees considered the background and experience of the investment personnel of the Sub-Advisor and the performance history of the U.S. Treasury Fund. Similarly, in seeking to help ensure the continuity of the services of the Sub-Advisor, the Independent Trustees considered, among other things, the stability and organization of the Sub-Advisor; the history, experience and tenure of the investment personnel of the Sub-Advisor to the Fund; the Sub-Advisor’s disaster recovery plans and process; its compliance program, including its regulatory history; and certain financial data of the Sub-Advisor as described in further detail below. The Board noted the Advisor’s favorable assessment of the Sub-Advisor and its recommendation for renewal of the Sub-Advisory Agreement.

The Board also recognized the continuing impact of the COVID-19 pandemic during the year and the ability of the Advisor and Sub-Advisor to adapt as necessary to provide their services continuously despite the disruptions of the pandemic.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreement were satisfactory on behalf of each applicable Fund.

B. The Investment Performance of the Funds

In evaluating the quality of the services provided by the Advisor and Sub-Advisor, the Board also received and considered the investment performance of the Fund(s) they advise over various periods. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided a Fund’s performance data for the one-, two-, three-, four-, five-, and ten-year periods ended August 31, 2021 (or for the periods available for Funds that did not exist for part of the foregoing time frame) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Universe”), to a more focused subset of peers (a “Broadridge Peer Group”) and to a benchmark provided by Broadridge for the prescribed periods (subject to certain exceptions). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group and Broadridge Peer Universe.

In addition to the Broadridge Report, the Independent Trustees also reviewed materials reflecting, among other things, the respective Fund’s historic performance for the

Wasatch Funds

Supplemental Information (continued)

quarter and one-, three-, five-, and ten-year periods ended September 30, 2021 (or for the periods available for Funds that did not exist for part of the foregoing time frame), and annual returns from 2011 through 2020 (or for the calendar years available for Funds that did not exist for part of the foregoing time frame) in absolute terms and as compared to the Fund’s respective benchmark(s) as described below.

The Board also considered information reflecting a Fund’s peer ranking in its respective Morningstar investment category and any Morningstar ratings on the applicable Fund. The Independent Trustees further received analyst reports provided by an unaffiliated party for the following Funds: the Core Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund, and the U.S. Treasury Fund. The Independent Trustees also reviewed the performance of the following Funds (the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the International Select Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund) compared to the performance of certain composites of funds and/or separate accounts for the one-, three-, five- and ten-year periods ended September 30, 2021 (or for such shorter periods if the Funds or separate account composite did not exist for part of the foregoing time frame). Similarly, the Independent Trustees reviewed the performance of the U.S. Treasury Fund compared to, among other things, certain accounts for a trailing 12-month period ended September 30, 2021 and an annualized five-year period.

The performance data prepared for the annual review of the Advisory Agreements supplements the performance data the Trustees received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of their respective Fund.

In evaluating performance, the Independent Trustees considered the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees recognized certain limitations in assessing performance data that may impact the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2021 and September 30, 2021) and a different performance period could generate significantly different results, particularly during volatile market periods;
•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes are offered in a Fund);
•	Although the performance data included in the Broadridge Report was based on the performance of the investor class shares of the Funds, the Board recognized that certain Funds offer multiple classes. The performance of another class of a Fund, however, should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities, and differences in performance between the classes could be principally attributed to the variation in the expenses and the Advisor-agreed expense limitations of each class;
•	There may be difficulties in establishing appropriate peer groups and benchmarks for certain Funds. In this regard, the Independent Trustees considered that the Advisor and Sub-Advisor are responsible for managing the respective Fund in accordance with its investment objectives, investment parameters and guidelines, and that peers and/or benchmarks may be following different objectives, investment parameters and guidelines and risk tolerance levels which will lead to differing performance results and may limit the value of the comparative performance data in assessing a particular Fund’s performance. The Independent Trustees have recognized that the respective Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) generally focuses on companies with a larger market capitalization than those sought by the Micro Cap Funds. As a result, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom no-load peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2021; and
•	The comparative performance data comparing the performance of certain Funds to the performance of composites of certain separate accounts and/or funds managed by the Advisor in similar styles may have some limitations to its usefulness due to, among other things, the differences in expenses and strategies between the Funds and clients in the composites.

Based on their review of the performance data provided to the Board, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the one-, two-,

MARCH 31, 2022 (Unaudited)

three-, four-, five- and ten-year periods ended August 31, 2021. Although the average annual total returns of the Fund’s investor and institutional classes were below the performance of the Russell 2000® Index for the one-year period ended September 30, 2021, the average annual total returns of the Fund’s investor class and institutional class outperformed such index for the three-, five- and ten-year periods ended September 30, 2021. Similarly, the average annual returns of the Funds’ investor class and institutional class outperformed the Russell 2000® Growth Index for the one-, three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to January 31, 2012 was based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

Emerging India Fund

With respect to the Emerging India Fund, the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2021. Similarly, the average annual total returns of the Fund’s investor class and institutional class outperformed the MSCI India Investable Market Index for the one-, three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of the Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2021. Similarly, the average annual total returns of the Fund’s investor class and institutional class outperformed the MSCI Emerging Markets Index for the one-, three- and five-year periods ended September 30, 2021. The Board was satisfied with the Fund’s overall performance.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2021. Similarly, the average annual total returns of the Fund’s investor class and institutional class outperformed the MSCI Emerging Markets Small Cap Index and MSCI Emerging Markets Index for the one-, three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

Frontier	Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2021. Similarly, the Board noted that the average annual total returns of the Fund’s investor class and institutional class outperformed the MSCI Frontier Emerging Markets Index and the MSCI Frontier Markets Index for the one-, three- and five-year periods ended September 30, 2021. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2021. Similarly, the average annual total returns of the Fund’s investor class and institutional class outperformed the Fund’s benchmark, the MSCI AC World Small Cap Index, for the one-, three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

Global Select Fund

With respect to the Global Select Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of its Broadridge Peer Group for the one-year period ended August 31, 2021. Similarly, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Fund’s benchmark, the MSCI AC World Index, for the one-year period ended September 30, 2021. The Board, however, recognized that the Fund was new with a performance history too limited to make a meaningful assessment.

Global Value Fund

With respect to the Global Value Fund (formerly, the Large Cap Value Fund), the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2021. Similarly, the Board noted that the average annual total returns of the Fund’s investor class and institutional class outperformed the Fund’s benchmark, MSCI All Country World Value Index for the one-, three-, five- and ten-year periods ended September 30, 2021.

Wasatch Funds

Supplemental Information (continued)

Although the average annual total returns of the Fund’s investor class and institutional class were below the performance of the MSCI All Country World Index for the three-, five- and ten-year periods ended September 30, 2021, the Fund’s investor class and institutional class outperformed the performance of such index for the one-year period ended September 30, 2021. Performance for the institutional class prior to January 31, 2012 was based on the performance of the investor class. In reviewing the performance data, the Independent Trustees also recognized that the Board previously had approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities, becoming a global value fund effective October 31, 2017. Accordingly, the Fund’s past performance prior to such effective date would not reflect the foregoing change. The Board was satisfied with the Fund’s overall performance.

Greater China Fund

With respect to the Greater China Fund, the Board noted that the Fund was new with a performance history too limited to make a meaningful assessment of performance.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the median of its Broadridge Peer Group for the two-, three-, four-, and five-year periods ended August 31, 2021, the investor class matched or outperformed the performance of the median of its Broadridge Peer Group for the one- and ten-year periods ended August 31, 2021. Although for the one-year period ended September 30, 2021 the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmarks, the MSCI AC World EX-U.S.A. Small Cap Index and MSCI World EX-U.S.A. Small Cap Index, the Fund’s investor class and institutional class outperformed such indices for the three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board noted that it was satisfied with the Fund’s overall performance.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of its Broadridge Peer Group for the one-, two- and five-year periods ended August 31, 2021, but such class outperformed the median for the three-, four- and ten-year periods ended August 31, 2021. Similarly, the Independent Trustees noted that the average annual total returns of the Fund’s investor class and institutional class for the one-year period ended September 30, 2021 were below the performance of its benchmarks, the MSCI AC World EX-U.S.A. Small Cap Index and MSCI World EX-U.S.A. Small Cap Index but outperformed the performance of such benchmarks for the three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the performance of the Fund’s investor class was below the performance of the median of its Broadridge Peer Group for the one-year period ended August 31, 2021. Similarly, the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the MSCI EAFE Index, for the one-year period ended September 30, 2021. The Board, however, recognized that the Fund was new with a performance history too limited to make a meaningful assessment.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that the Fund’s investor class matched or outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2021. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the Russell Microcap® Index, for the one-year period ended September 30, 2021, the Fund’s investor class and institutional class outperformed such benchmark for the three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. In addition to the Broadridge comparative data, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2021. The Board was satisfied with the Fund’s performance.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five-, and ten-year periods ended August 31, 2021. Similarly, although the average annual total returns of the Fund’s investor class and institutional class were below the performance of its benchmark, the Russell Microcap® Index, for the one-year period ended September 30, 2021, the Fund’s investor class and institutional class outperformed such

MARCH 31, 2022 (Unaudited)

index for the three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. In addition to the Broadridge comparative data, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and ten-year periods ended September 30, 2021. In considering the foregoing, the Board was satisfied with the Fund’s overall performance.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2021. In addition, the average annual total returns of the Fund’s investor class and institutional class were above the performance of its benchmark, Russell 2000® Growth Index, for the one-, three-, five-, and ten-year periods ended September 30, 2021. In addition, although the average annual total returns of the Fund’s investor and institutional classes were below the performance of the Russell 2000® Index for the one-year period ended September 30, 2021, the Fund’s investor class and institutional class outperformed such index for the three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to February 1, 2016 was based on the performance of the investor class. The Board was satisfied with the Fund’s performance.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of its Broadridge Peer Group for the one-year period ended August 31, 2021, the Fund’s investor class outperformed the median for the two-, three-, four-, five- and ten-year periods ended August 31, 2021. In addition, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Russell 2000® Value Index for the one-year period ended September 30, 2021 but outperformed such index for the three-, five-, and ten-year periods ended September 30, 2021. The average annual total returns of the Fund’s investor class and institutional class also were above the performance of the Russell 2000® Index for the one-, three-, five-, and ten-year periods ended September 30, 2021. Performance for the institutional class prior to January 31, 2021 is based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s investor class outperformed the performance of the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and ten-year periods ended August 31, 2021. In addition, the average annual total returns of the Fund’s investor class and institutional class were below the performance of the Russell 2000® Growth Index for the one-year period ended September 30, 2021 but were above the performance of such index for the three-, five- and ten-year periods ended September 30, 2021. Performance for the institutional class prior to January 31, 2020 was based on the performance of the investor class. The Board was satisfied with the Fund’s overall performance.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that although the performance of the Fund’s investor class was below the performance of the median of its Broadridge Peer Group for the one- and two-year periods ended August 31, 2021, the Fund outperformed the median of the Broadridge Peer Group for the longer three-, four-, five- and ten-year periods ended August 31, 2021. Similarly, the average annual total returns of the Fund’s investor class were below the Bloomberg Barclays US Aggregate Bond Index for the one- and five-year periods ended September 30, 2021 but were above the performance of such index for the three- and ten-year periods ended September 30, 2021. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by a Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of each class of the respective Fund in relation to those of a comparable universe of funds (the “Broadridge Expense Universe”) and to a more focused subset of comparable funds (the “Broadridge Expense Group”) established by Broadridge. The Board considered the net total expense ratio of each class of each Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the respective Fund.

In reviewing the comparative data provided by Broadridge, the Board reviewed information regarding the methodology followed to develop the Broadridge Expense Universe and Broadridge Expense Group. The Board recognized some of the limitations of the comparative data given the differences between the applicable Fund and the peers comprising such Fund’s respective Broadridge

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Supplemental Information (continued)

Expense Universe or Broadridge Expense Group, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund. Given these limitations, the Independent Trustees also reviewed comparisons of the Micro Cap Fund’s and Micro Cap Value Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor. Aside from the comparative data provided by Broadridge, the Independent Trustees also considered comparative data between the fee rates charged by the Advisor and Sub-Advisor to the Funds compared to other types of clients, as described in further detail below.

In evaluating the management fee rates, the Board considered the Advisor’s rationale for setting a management fee rate for a Fund which included its evaluation of various factors such as, in relevant part, the value of the service to shareholders (e.g., the expertise of the Advisor with respect to the proposed strategy and the potential to deliver alpha), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund and whether potential revenues will be limited by capacity constraints of the Fund). The Board reviewed the fee rates for the Funds and reductions to fee rates, if any, in prior years from 2009 through 2021 (or such shorter period if the Fund was not in existence during such period). The Board also considered, among other things, the expense limitations and/or fee waivers proposed by the Advisor to keep expenses of the classes of the Funds to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last three fiscal years; the costs incurred and resources necessary in effectively managing mutual funds, particularly given the Advisor’s research-intensive investment approach and its application to small or micro-cap companies and foreign companies; and the costs in attracting and maintaining quality and experienced portfolio managers and research staff. In reviewing the fee levels, the Board also recognized the Advisor’s potential loss of revenues when the Advisor closes capacity-constrained Funds to maintain assets at a level it considers necessary to protect performance for the benefit of the respective Funds and their shareholders. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

In considering the fees of the Sub-Advisor for the U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the Sub-Advisor with respect to such Fund in absolute terms and as compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Advisor, not the Fund, pays the Sub-Advisor from the Advisor’s own revenues. Further, the Independent Trustees recognized that the Advisor and Sub-Advisor are not affiliates and the sub-advisory fee was established through arm’s-length negotiations between the Advisor and the Sub-Advisor.

In its evaluation of the advisory and sub-advisory fees of the Funds, the Board observed, among other things, the following:

Core Growth Fund

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for the institutional and investor class shares was above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio that matched the median of its Broadridge Expense Group for the investor class shares and was lower than the median of its Broadridge Expense Group for the institutional class shares. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the Fund’s comparative ranking in its Morningstar category, the capacity constraints of the Fund and related limits on revenue potential, the experience and expertise of the Advisor with regard to this strategy, the competitive marketplace, the costs of the Advisor’s research-intensive approach, and the potential for the Fund to deliver alpha. Based on its review, the Board determined that the advisory fee for the Core Growth Fund was acceptable in light of the nature, extent and quality of services provided.

Emerging India Fund

With respect to the Emerging India Fund, although the Fund’s contractual management fee rate for the investor class and institutional class shares was higher than the median of its Broadridge Expense Group, its net expense ratio was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the investor class shares and was below the median of its Broadridge Expense Group for the institutional class shares. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the marketplace, the capacity constraints of the Fund and related limits on revenue potential, the expertise of the Advisor in the small-cap asset class, and the additional expenses associated with evaluating and investing in companies in India, including small-cap companies. Based on its review, the Board determined that the advisory fee for the Emerging India Fund was acceptable in light of the nature, extent and quality of services provided.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was slightly above (within 5 basis points) the median of its Broadridge Expense Group for the investor class shares and the institutional class shares. Similarly, the Fund’s net expense ratio was slightly above

MARCH 31, 2022 (Unaudited)

(within 5 basis points) the median for the Broadridge Expense Group for the investor class shares and below the median of the Broadridge Expense Group for the institutional class shares. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the uniqueness of the Fund and its focused strategy in the emerging markets segment and the higher capacity of the Fund compared to other Wasatch funds. Based on its review, the Board determined that the advisory fee for the Emerging Markets Select Fund was acceptable in light of the nature, extent and quality of services provided.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net total expense ratio for the investor class shares and institutional class shares were above the median of its Broadridge Expense Group. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the emerging markets segment, the capacity constraints of the Fund and related limits on revenue potential, and the additional expenses associated with investing in companies dispersed among the various emerging markets countries and the higher trading and operating fees in these countries. Based on its review, the Board determined that the advisory fee for the Emerging Markets Small Cap Fund was acceptable in light of the nature, extent and quality of services provided.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the institutional and investor class shares. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the frontier emerging small countries market segment, the capacity constraints of the Fund and related limits on revenue potential and the additional expenses associated with investing in companies dispersed among the various smaller emerging and frontier countries, including the higher trading and operating fees in these countries. Based on its review, the Board determined that the advisory fee for the Frontier Emerging Small Countries Fund was acceptable in light of the nature, extent and quality of services provided.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the contractual management fee rate of the Fund was above the median of its Broadridge Expense Group for the investor class shares and the institutional class shares, the Fund’s net expense ratio was below the median of its Broadridge Expense Group for the investor class shares and institutional class shares. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund in the marketplace and the capacity constraints of the Fund and related limits on revenue potential. Based on its review, the Board determined that the advisory fee for the Global Opportunities Fund was acceptable in light of the nature, extent and quality of services provided.

Global Select Fund

With respect to the Global Select Fund, the Board noted that although the contractual management fee rate of the Fund was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, the Fund’s net expense ratio was slightly above (within 5 basis points) the median of the Broadridge Expense Group for the investor class shares and below the median for the institutional class shares. The Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the uniqueness of the Fund’s focused strategy and the higher capacity of the Fund compared to other Wasatch funds. Based on its review, the Board determined that the advisory fee for the Global Select Fund was acceptable in light of the nature, extent and quality of services provided.

Global Value Fund

With respect to the Global Value Fund, the Independent Trustees noted that the contractual management fee rate and the net expense ratio of the investment class shares and institutional class shares were below the median of its Broadridge Expense Group for both share classes. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including that the Fund generally had no capacity constraints given its investment strategies and operated in a competitive market segment. Based on its review, the Board determined that the advisory fee for the Global Value Fund was acceptable in light of the nature, extent and quality of services provided.

Greater China Fund

With respect to the Greater China Fund, the Independent Trustees noted that the contractual management fee rate of the Fund was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group and its net expense ratio was the same as the median of its

Wasatch Funds

Supplemental Information (continued)

Broadridge Expense Group for the investor class shares and below the median of its Broadridge Expense Group for the institutional class shares. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the Advisor’s investment process, the higher costs of operating the Fund, and the larger capacity of the Fund compared to other Wasatch funds. Based on its review, the Board determined that the advisory fee for the Greater China Fund was acceptable in light of the nature, extent and quality of services provided.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate for the investor class shares and institutional class shares was above the median of its Broadridge Expense Group, its net expense ratio was above the median of the Broadridge Expense Group for the investor class shares but below the median for the institutional class shares. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the potential to deliver alpha, the uniqueness of the strategy of the Fund, the higher costs in operating the Fund and the capacity constraints of the Fund and related limits on the revenue potential. Based on its review, the Board determined that the advisory fee for the International Growth Fund was acceptable in light of the nature, extent and quality of services provided.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the investor class shares and institutional class shares. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including the potential to add value through its investment approach, the uniqueness of the strategy of the Fund, the capacity constraints of the Fund and related limits on revenue potential and the higher costs in operating the Fund due, in part, to additional research resources required to screen and research companies in the micro-cap asset class across the world. Based on its review, the Board determined that the advisory fee for the International Opportunities Fund was acceptable in light of the nature, extent and quality of services provided.

International Select Fund

With respect to the International Select Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was below the median of its Broadridge

Expense Group for the investor class shares and institutional class shares, and the Fund’s net expense ratio was above the median of the Broadridge Expense Group for the investor class shares but below the median of the Broadridge Expense Group for the institutional class shares. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level. The Independent Trustees recognized that the Fund had more capacity than certain other Wasatch funds in the complex, but the Independent Trustees also considered the uniqueness of the Fund’s focused strategy. Based on its review, the Board determined that the advisory fee for the International Select Fund was acceptable in light of the nature, extent and quality of services provided.

Micro Cap Fund and Micro Cap Value Fund

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each Fund’s contractual management fee rate and net expense ratio were above the median of its respective Broadridge Expense Group. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the capacity constraints of the Funds and related limited revenue potential, the uniqueness of the Funds and their potential to deliver alpha, the Advisor’s expertise in this asset category, and the higher costs in managing the Funds due, in part, to the costs associated with the due diligence necessary to screen and research companies in the micro-cap asset class. Based on its review, the Board determined that the advisory fee for each of the foregoing Funds was acceptable in light of the nature, extent and quality of services provided.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, but its net expense ratio was below the median of its Broadridge Expense Group for both share classes. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha, the expertise of the Advisor with regard to this strategy, the competitive market segment, the Fund’s capacity constraints and related limited revenue potential and the higher costs to manage the Fund due, in part, to the costs associated with the due diligence necessary to screen and research companies in the small-cap asset class. Based on its review, the Board determined that the advisory fee for the Small Cap Growth Fund was acceptable in light of the nature, extent and quality of services provided.

MARCH 31, 2022 (Unaudited)

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the investor class shares and institutional class shares, and the Fund’s net expense ratio of the investor class shares was slightly above (within 5 basis points) the median of its Broadridge Expense Group but below the median for the institutional class shares. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha, the expertise of the Advisor with respect to this strategy, the competitive market segment, the Fund’s capacity constraints and related limited revenue potential and the higher costs to manage the Fund due, in part, to the costs associated with the due diligence necessary to screen and research companies in the small-cap asset class. Based on its review, the Board determined that the advisory fee for the Small Cap Value Fund was acceptable in light of the nature, extent and quality of services provided.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for its investor class shares and institutional class shares was above the median of the Broadridge Expense Group, but the Fund’s net expense ratio matched the median of this expense group for the Fund’s investor class shares and was below the median for its institutional class shares. In addition, the Independent Trustees also considered the Advisor’s analysis of various factors that contributed to setting the fee level, including, among other things, the potential to deliver alpha, the competitive market segment, the Fund’s capacity constraints and related limited revenue potential and the higher costs to manage the Fund due, in part, to the costs associated with the due diligence necessary to screen and research companies in the small-cap asset class. Based on its review, the Board determined the advisory fee for the Ultra Growth Fund was acceptable in light of the nature, extent and quality of services provided.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee and the Fund’s net expense ratio were below the median of its Broadridge Expense Group for the investor class shares. In addition, the Independent Trustees recognized that the Fund did not have any capacity constraints. Based on its review, the Board determined that the advisory fee for the U.S. Treasury Fund was acceptable in light of the nature, extent and quality of services provided.

In addition to the advisory fee paid to the Advisor, the Board recognized that the U.S. Treasury Fund is sub-advised and separately considered the sub-advisory fee rate paid to the Sub-Advisor by the Advisor. The Board reviewed, among other things, the Sub-Advisor’s fee rate for services to the Fund compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with the Sub-Advisor’s fee schedule for its other clients in light of the asset size of the Fund. In addition, the Independent Trustees also recognized that the Advisor pays the Sub-Advisor from its own revenues, and that the Advisor and Sub-Advisor were not affiliated persons and therefore the sub-advisory fee had been established through arm’s-length negotiations between the Advisor and the Sub-Advisor. Based on its review, the Board determined that the sub-advisory fee for the U.S. Treasury Fund was acceptable in light of the nature, extent and quality of services provided.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In determining the appropriateness of the fees, the Board considered information regarding the fee rates charged by the Advisor to its other clients and the types of services provided to these other clients. Such other clients of the Advisor included separately managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-adviser. The Independent Trustees noted that, in general, the Advisor seeks to charge higher fees to clients that require a higher degree of service. The Independent Trustees considered the more extensive and complex services the Advisor provides to the Funds which are unique to the Funds and the corresponding additional resources necessary to provide these services. Such services included, among other things, certain administrative services, operational expertise, third-party oversight, daily fund share transaction monitoring, Board support services, shareholder communications, tax administration and compliance and regulatory services. The Independent Trustees further reviewed a description of the services provided to the other types of clients. Although the Advisor provides portfolio management services or investment advice to the Funds and other clients, the Independent Trustees recognized that the level of these services, expertise and resources still may differ significantly due, in part, to the differences in investment objectives, guidelines or parameters of the accounts. For example, certain accounts may not permit foreign investments which tend to require more expensive services. In addition to the differences in services provided to the Funds compared to other clients, the Independent Trustees recognized the additional regulatory, entrepreneurial and reputational risks incurred

Wasatch Funds

Supplemental Information (continued)

by the Advisor in managing the Funds that it does not incur in managing other types of clients.

With respect to separate accounts managed in a style similar to a Fund, the Board, as noted above, reviewed certain performance data of composites of such accounts compared to the respective Funds; the fee rates of certain separate accounts; and, if multiple separate accounts existed with varying fee rates, the range of fees and their weighted average of such accounts. Such Funds with comparative separate account data included the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund.

The Board determined that the varying levels of fees were justified given, among other things, the inherent differences in the products and level of services provided to the Funds versus other clients, the differing regulatory requirements and the entrepreneurial, reputational, and regulatory risks incurred in sponsoring and advising the Funds.

With respect to the Sub-Advisor of the U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the Sub-Advisor compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees noted that the fee rate paid to the Sub-Advisor for its services was in line with the Sub-Advisor’s respective pricing schedule. In addition, in their review of the Sub-Advisor’s fee, the Independent Trustees recognized that the Advisor paid the Sub-Advisor’s fee out of its own resources and, given that the Sub-Advisor is unaffiliated with the Advisor, the sub-advisory fee rate was the result of arm’s-length negotiations. As noted, the Board considered the sub-advisory fee to be acceptable in light of the nature, extent and quality of services provided.

3. Profitability of the Fund Advisors

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition and profitability. The Independent Trustees reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2020 and 2019. The Independent Trustees considered, among other things, the Advisor’s business model; growth in assets under management in 2020; expenses, including the manner in which the Advisor funds its future financial commitments; and changes in revenues in 2020 compared to 2019.

The Independent Trustees also reviewed the profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2020 on an actual and adjusted basis (as described below).

The Independent Trustees evaluated, among other things, the Advisor’s revenues, total operating expenses and net income (pre-tax and after-tax) and net profit margins (pre-tax and after-tax). The Independent Trustees also reviewed the level of profitability realized by the Advisor, including and excluding distribution expenses incurred by the Advisor from its own resources.

In their evaluation of the Advisor’s profitability, the Independent Trustees recognized the difficulty in calculating profitability at the individual Fund level given that differing but reasonable allocation methodologies could be employed and lead to significantly different results. Further, the Independent Trustees recognized that employee compensation was the primary expense for the Advisor and that, as a privately held S corporation owned by employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2020 with certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to that of certain industry peers. In this regard, the Independent Trustees received profitability data of certain industry peers of the Advisor, including, among other things, their revenues, expenses and profit margin (pre-tax) compared to the profitability data of the Advisor on an actual and compensation expense adjusted basis. The Independent Trustees, however, recognized the inherent limitations of such comparative data given that the calculation of profitability is the result of numerous factors (such as the structure of the particular adviser, the types of funds it manages, its business mix, its cost of capital, the methodology used to allocate expenses and other factors) that can have a significant impact on the results. Based on the information presented and recognizing the above limitations, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) appeared reasonable when compared to the peer group of unaffiliated advisers. In addition to the comparative data, the Independent Trustees also considered in assessing profitability any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds as discussed in further detail below. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisor, the Independent Trustees reviewed information reflecting the financial condition of the Sub-Advisor. Although profitability on a per-account level was not available, the Trustees reviewed the Sub-Advisor’s financial statements for the years ended December 31, 2020 and 2019. Based on its review, including

MARCH 31, 2022 (Unaudited)

the Sub-Advisor’s fee schedule and the fact that the sub-advisory fee was established through arm’s-length negotiations, the Board concluded that the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund was not unreasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In evaluating the reasonableness of the advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and Sub-Advisor and whether those economies were appropriately shared with the Funds. In the Board’s review, the Independent Trustees recognized that although economies of scale are difficult to measure, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Funds at scale at inception or other means. While the management fee schedule does not have breakpoints, the Board noted that many of the Funds have temporary expense limitation arrangements in place pursuant to which the Advisor pays expenses of the Fund that exceed the expense cap (subject to certain exceptions). The Independent Trustees reviewed, among other things, the Funds’ expense ratios, the expense caps for the investor and institutional classes per Fund, the amounts the Advisor reimbursed certain Funds per class for the Funds’ fiscal year 2021 as well as the amounts the Advisor reimbursed to Funds, if any, for the 2019, 2020 and 2021 fiscal years of the Funds. The Independent Trustees further reviewed the advisory fee rate the Advisor received after waivers of fees or expenses reimbursed by the Advisor.

In addition to expense caps, the Independent Trustees recognized that many of the Funds have capacity constraints, particularly those Funds investing primarily in small- and micro-cap companies, and, as a result, the Advisor periodically closes Funds to new investments as it determines necessary to preserve the integrity of the respective Fund’s investment strategy and to protect performance. Although this practice may limit asset growth and thereby preclude certain economies of scale from being achieved, the Independent Trustees also recognized the benefit of protecting performance for existing shareholders and maintaining assets at a level that the Advisor believes it can effectively manage. The Independent Trustees further considered that the practice may limit the profit potential of the Advisor as it may preclude the Advisor from earning additional revenues from managing presumed higher asset levels. With respect to Funds without capacity constraints, the Independent Trustees recognized that breakpoints would be beneficial if the Fund’s assets were large enough to meet the breakpoint and noted the

Advisor’s position that such larger capacity Funds were not at asset levels that would benefit from breakpoints in the fee schedule.

Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

E. Indirect Benefits

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisor may receive as a result of their relationship with the respective Fund(s). In this regard, with the exception of the U.S. Treasury Fund, the Independent Trustees recognized that the Advisor received benefits from soft dollar arrangements whereby the Advisor used a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisor, the Independent Trustees recognized that the Sub-Advisor had not participated in soft dollar arrangements with respect to the U.S. Treasury Fund’s portfolio transactions. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisor may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and sub-advisory fee to the Sub-Advisor and concluded that the indirect benefits received were reasonable.

F. Annual Approval of Advisory Agreements

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Investment Advisory Agreement for each Fund and the Sub-Advisory Agreement with the Sub-Advisor on behalf of the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees were reasonable in light of the services provided to each respective Fund, and that the Investment Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

II.	Board Considerations for the approval of the Advisory Agreement of the Wasatch Long/Short Alpha Fund

At a special meeting held on March 23, 2021 (the “March Meeting”), the Board of the Trust unanimously approved the Advisory and Service Contract (the “New Fund Advisory Agreement”) between Wasatch Advisors, Inc., doing business as Wasatch Global Investors, Inc. (the

Wasatch Funds

Supplemental Information (continued)

“Advisor”) and the Trust on behalf of the Wasatch Long/Short Alpha Fund, a new series of the Trust (the “New Fund”). As the Board is comprised of all disinterested Trustees (the “Independent Trustees”), the references to Board and/or Independent Trustees shall mean all the Independent Trustees.

Although the Investment Company Act of 1940 (the “1940 Act”) requires the New Fund Advisory Agreement to be approved at an in-person meeting by the Board and a vote of a majority of the Independent Trustees, the March Meeting was held virtually through the internet in view of the health risks associated with holding in-person meetings during the Covid-19 pandemic and governmental restrictions on gatherings. The meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to, in relevant part, approval of advisory agreements in light of the challenges arising in connection with the Covid-19 pandemic.

In connection with the evaluation of the New Fund Advisory Agreement, the Independent Trustees through independent counsel requested and received materials regarding the New Fund prior to the meeting of the Board held on February 9, 2021 (the “February Meeting”). The materials covered, among other things:

•	The terms and conditions of the New Fund Advisory Agreement, including the nature, extent and quality of services provided to the New Fund by the Advisor;
•	The organization of the Advisor, including the experience of persons who will manage the New Fund;
•	Certain performance-related information (as described below);
•	The proposed management fee of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party provider of investment company data, Broadridge Solutions, Inc. (“Broadridge”);
•	The projected expenses of the New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by Broadridge;
•	Certain financial data of the Advisor and its parent and certain profitability data of the Advisor as described below; and
•	The soft dollar practices of the Advisor.

At the February Meeting, the Independent Trustees met with management and the proposed portfolio manager of the New Fund and discussed, among other things, the investment objective and strategy of the New Fund, the services to be provided by the Advisor including the investment process for the New Fund, the rationale for the New Fund within the Wasatch family of funds, the quantitative models to be employed for the New Fund, the potential risks of the New Fund, certain performance data of a seed account following a similar strategy, the portfolio manager and his qualifications, the program used to execute short sales and the related costs, the anticipated composition of the portfolio of the New Fund, the proposed fees and expenses of the New Fund, the proposed expense caps for classes of the New Fund, certain comparative fee data, and the market for the New Fund. The Independent Trustees had met privately with their legal counsel prior to and during the February Meeting to discuss, among other things, the proposed New Fund, including the fees and expenses, the services for a long/short portfolio, the short sale mechanism, the portfolio manager and his qualifications and the risks of the Fund. At the February Meeting, the Independent Trustees requested additional information through their independent legal counsel that was provided prior to the March Meeting. Prior to the March Meeting, the Independent Trustees also met in executive session without management present to discuss, among other things, the supplemental information received.

The Independent Trustees were advised by the independent legal counsel throughout the review and received a memorandum outlining their fiduciary duties and legal standards in reviewing advisory agreements.

As outlined in more detail below, the Independent Trustees considered all factors they believed relevant with respect to the New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) certain investment performance of the Advisor (as described below); (c) the advisory fees and costs of the services to be provided and certain profitability data of the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as the New Fund grows; and (e) whether fee levels reflect any such economies of scale.

A. Nature, Extent and Quality of Services

The Independent Trustees considered the nature, extent and quality of services to be provided by the Advisor, including portfolio management services and administrative services, to the New Fund. Given that the Advisor already serves as adviser to other Wasatch funds overseen by the Independent Trustees, the Board is familiar with and has a good understanding of the organization, operation, personnel and services of the Advisor. As the Independent Trustees meet regularly throughout the year to oversee the Wasatch funds, the Independent Trustees have also relied upon their knowledge from their meetings and any other interactions throughout the years with the Advisor in evaluating the proposed New Fund Advisory Agreement.

At the March Meeting and/or at prior meetings, the Independent Trustees reviewed materials outlining, among other things, the Advisor’s organization and business; the types of services that the Advisor provides to the Wasatch funds and are expected to provide to the New Fund; the

MARCH 31, 2022 (Unaudited)

experience and tenure of the portfolio manager for the New Fund; the Advisor’s research and trading capabilities; and the Advisor’s investment process and philosophy for the New Fund, including the quantitative models and other analysis to be applied in managing the New Fund and the program used to execute short positions for the New Fund.

In addition to portfolio management services, the Independent Trustees recognized that the New Fund, as a registered investment company, will operate in a highly regulated industry and as such, considered the comprehensive set of administrative and non-advisory services the Advisor provides to manage and operate the funds (in addition to those provided by third parties). In this regard, the services the Advisor will provide shall include, but not be limited to, service provider oversight, Board support and administration, shareholder communications, fund regulatory and compliance, tax administration, and other administration services. In addition to the services to be provided by the Advisor, the Independent Trustees considered the various costs and entrepreneurial, reputational and regulatory risks the Advisor incurs in launching and managing the New Fund in a highly regulated industry.

Based on their review, the Independent Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the New Fund Advisory Agreement were satisfactory.

B. Investment Performance

The New Fund has not commenced operations and, therefore, does not have its own performance history. The Independent Trustees, however, reviewed certain historical performance information of the proprietary seed account managed in a similar style as that proposed for the New Fund, including quarterly returns for the period from the first quarter of 2017 through the first quarter of 2021 and data reflecting the contribution to such quarterly returns from the long portion of the portfolio of the account and the short portion of the portfolio of the account. In addition, the Independent Trustees are familiar with the performance records of other Wasatch funds advised by the Advisor.

C. Fees, Expenses and Profitability

In evaluating the proposed management fees and expenses that each class of the New Fund was expected to bear, the Independent Trustees considered, among other things, the New Fund’s proposed management fee and expected expense ratio for each class in absolute terms and in relation to the fees and expenses of a peer universe of comparable unaffiliated funds as the New Fund and to a more focused subset thereof (the “Peer Group”) provided by Broadridge, an independent third party. The Independent

Trustees reviewed, among other things, the contractual management fee rate, the estimated expense ratios of each class of the New Fund, and the expense limitation expected to be provided by the Advisor on behalf of each class of the New Fund. The Board observed that with respect to the institutional class of the New Fund, the proposed contractual management fee rate and the estimated net total expense ratio were below the median for its Peer Group. With respect to the investor class, the proposed contractual management fee rate was slightly higher (within 5 basis points) of the median of its Peer Group but the estimated net total expense ratio for the New Fund investor class was below the median of its Peer Group.

In addition to the foregoing fee and expense data, at the March Meeting and/or prior meetings, the Board has considered the Advisor’s approach in proposing a management fee level for a respective fund, including, among other things, the potential value of the service (such as the experience of the management team and the fund’s potential to deliver alpha), the competitive marketplace (such as the uniqueness of the fund and the fees of competitor funds) and the economics to the Advisor (such as, the costs to provide advisory services to the particular fund and the existence of any capacity constraints of the fund which may reduce the potential for revenues to the Advisor). In this regard, the Board is aware of the research-intensive approach followed by the Advisor and the related costs incurred of such approach. The Board further considered the Advisor’s contractual commitment to limit certain operating expenses of each of the classes of the New Fund to the benefit of shareholders and the rationale for the level of these expense caps. In addition, at the March Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Advisor assesses for certain other types of clients and the types of services provided to these other clients, including separately managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds. The Independent Trustees have recognized that the variation in fee rates between funds and other types of clients are generally due to, among other things, the extensive regulatory requirements associated with operating registered investment companies and the differences in investment parameters and strategies between the investment companies and the clients. The Independent Trustees, however, noted that the Advisor represented that it did not manage other funds or separately managed accounts in the same style as the New Fund as of the date of the March Meeting.

Based on their review, the Independent Board Members determined that the New Fund’s management fees to the Advisor were reasonable in light of the nature, extent and quality of services to be provided to the New Fund.

Wasatch Funds	MARCH 31, 2022 (Unaudited)

Supplemental Information (continued)

D. Profitability

In conjunction with its review of fees, at the March Meeting and/or at prior meetings, the Independent Trustees have considered the profitability of the Advisor for its advisory activities to the Wasatch funds. The Independent Trustees had previously reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2019 and December 31, 2018 and certain profitability information for the Advisor from its relationship with the Wasatch funds for the calendar year ended December 31, 2019. In considering profitability, the Independent Trustees have recognized the difficulty and subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. In addition to considering the Advisor’s profitability, the Trustees have also reviewed at the March Meeting or prior meetings the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. With respect to the New Fund, however, the Independent Trustees considered the cost of launching the New Fund and as a result of its small asset base in early years, the Advisor anticipated reimbursing the New Fund for costs incurred in excess of the proposed expense cap. Based on their review, the Trustees were satisfied that the Advisor’s level of profitability was not unreasonable in light of the services to be provided.

E. Economies of Scale

The Independent Trustees considered whether the New Fund could be expected to benefit from any economies of scale. In reviewing compensation, the Independent Trustees noted that, similar to other Wasatch funds, the proposed advisory fee schedule for the New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Trustees recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. In their review, the Independent Trustees recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis. The Independent Trustees observed that economies of scale generally occur as assets grow. However, the Trustees considered that the New Fund has not commenced operations and will have a small asset base in the beginning and as a result, the Advisor anticipates reimbursing the New Fund in excess of its expense limits until the New Fund has gained sufficient assets to be self-sustaining. Considering the above, among other things, the Independent Trustees concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable and that the economies that may exist as assets under management increase are adequately reflected in the Advisor’s fee structure.

F. Indirect Benefits

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the New Fund. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the New Fund to acquire research that may be useful to the Advisor in managing the New Fund and other clients. The Independent Trustees have reviewed at the March Meeting and/or prior meetings information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage in exchange for brokerage and research services. In light of their experience, the Independent Trustees are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

G. Conclusion

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Independent Trustees concluded that the terms of the New Fund Advisory Agreement were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to the New Fund, and that the New Fund Advisory Agreement should be approved.

Wasatch Funds	MARCH 31, 2022

Service Providers

Investment Advisor

Wasatch Advisors, Inc. d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

Wasatch Funds

WASATCHGLOBAL.COM ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS SMALL CAP MICRO CAP INTERNATIONAL EMERGING MARKETS FRONTIER MARKETS GLOBAL

(b)	Not applicable.

Item 2. Code of Ethics.

Not required.

Item 3. Audit Committee Financial Expert.

Not required.

Item 4. Principal Accountant Fees and Services.

Not required.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	June 1, 2022

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 1, 2022